UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8748

Wanger Advisors Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Wanger International Select

2008 Annual Report

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

  Wanger International Select

  2008 Annual Report

1	Understanding Your Expenses

2	The Population Bust

4	Performance Review

6	Statement of Investments

10	Statement of Assets and Liabilities

10	Statement of Operations

11	Statement of Changes in Net Assets

12	Financial Highlights

13	Notes to Financial Statements

17	Report of Independent Registered Public Accounting Firm

18	Federal Income Tax Information

19	Management Fee Evaluation of the Senior Officer

23	Board Approval of the Advisory Agreement

25	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, L.P. ("CWAM") is one of the leading global small- and mid-cap equity managers in the United States with more than 37 years of small- and mid-cap investment experience. As of December 31, 2008, CWAM manages $19.3 billion in assets and is the investment advisor to Wanger USA, Wanger International, Wanger Select, Wanger International Select (together, the "Wanger Advisors Trust Funds") and the Columbia Acorn Family of Funds. Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. The Wanger Advisors Trust Funds and the Columbia Acorn Family of Funds (together with other funds advised by Columbia Management affiliates, the "Columbia Funds") are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation. CWAM is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

Please consider the investment objectives, risks, charges and expenses for the Fund carefully before investing. Contact 1-888-4-WANGER for a prospectus, which contains this and other important information about the Fund. You should read it carefully before you invest.

The views expressed in "The Population Bust" and in the Performance Review reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger International Select 2008 Annual Report

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial, hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the "Compare with other funds" information for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.   Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.   In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2008 – December 31, 2008

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International Select	1,000.00	1,000.00	577.10	1,018.50	5.23	6.70	1.32

*For the six months ended December 31, 2008.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

1

Wanger International Select 2008 Annual Report

The Population Bust

Important socio-economic predictions are based on demographics. For example, virtually all of the people who will retire in 2058 are living today and retirement age, immigration and mortality trends are utilized to create assumptions that will be used to predict the number of future retirees. The labor force of 2028 and the military age population of 2025 are similarly predictable. These factors are major drivers of government burdens, GDP growth and military potential. Demographics indicate that the world is unlikely to age gracefully.

World Demographic Trends

Richard Jackson and Neil Howe's, The Graying of the Great Powers provides an excellent summary of current demographic trends. Its authors conclude that, "The world is entering a demographic transformation of unprecedented dimensions...a fundamental demographic shift with no parallel in the history of humanity.... There is almost no chance that it will not happen—or that it will be reversed in our lifetime."1

The world's current great powers2 are aging at remarkably divergent rates. The United States is barely aging and has a fertility rate of 2.0 to 2.1 births per woman during child-bearing years, very near long-term zero population growth. This country is one of the youngest developed nations, and the age gap between the United States and other developed countries is projected to widen. "By the mid-2020's, the United States will be the only major developed country with more children under age 20 than elderly over age 65—and the only one whose working-age population will still be growing," write Jackson and Howe. The U.S. work force is projected to grow 14% between 2005 and 2030.3

Russian fertility rates plunged through the 1980s and rest today at 1.2 to 1.3 births. Risky lifestyles and a poor health care system have caused mortality rates to soar. Life expectancy for a Russian male has dropped to 59 years, lower than that of Bangladeshi males! Russia's working age population (those aged 20 to 64) will plunge 17% from 2005 to 2030.4 Prime Minister Vladimir Putin termed Russia's lack of births as "the most acute problem facing our country today."5

Jackson and Howe note that Japan is ground zero for demographic aging. Like Russia, its fertility rate has fallen to an average of 1.3 children per woman. In 1980, Japan was the youngest developed country, with only 9% of its population over age 65. By 2005, its elderly (those aged 65 and over) accounted for 20% of its population, making it one of the oldest developed countries. Japan's working-age population started shrinking in 2000 and from 2005 to 2030 it is expected to drop 18%.6

China's one-child policy collapsed fertility rates, which have since rebounded to 1.7 to 1.8. But China's pre-one-child-policy population bulge is aging rapidly. China's working age population will fall after 2015 and China's ratio of workers to retirees will triple from 2005 to 2030. The Chinese have relied on family rather than the government for old age support and, with shrunken families, China by 2030 could have over 100 million indigent seniors. The Asian Tigers' fertility rates range from 0.9 to 1.4, and the Tigers also are rapidly aging.7,8

There are two demographic categories of Western European countries: those with likely slow population declines and those with likely fast population drops. Slow decliners have fertility rates of around 1.8 and include the United Kingdom, France and northern Europe, except Germany. Fast decliners have fertility rates of 1.3 and include Germany and southern Europe. The working age population of Europe is projected to shrink 6% by 2030. Public pensions already cost Europe twice the percentage of GDP as compared to the United States, and will get worse. Europe's elderly will account for over 25% of its population in 2030, up from 17% in 2005.9

The image of rapidly growing populations all over the developing world is outdated. Only a few areas of the world, including sub-Saharan Africa and some Muslim countries (Iraq, Yemen, Somalia, Sudan, Afghanistan and Pakistan) have fertility rates of 4.0 or higher. Fertility has trended down in most other developing countries. In non-Muslim South Asia, including India, fertility has fallen to about 3.0. Latin America fertility has dropped to 2.5 from 6.0 in the 1960s. Turkey and Iran have current fertility rates around 2.1. However, many developing countries have high percentages of women in childbearing ages, so despite declining fertility rates, their absolute numbers of youths and working age populations will grow rapidly for several decades.10

Immigration will impact the numbers in the United States and Europe. Migration is at or near records in many countries. Some 13% of the U.S. population consists of immigrants, as does 8% to 13% of France, the United Kingdom and Germany. Hispanics are the primary immigrants into the United States; most are employed and data indicates that second generation Hispanics have higher incomes than their parents. That in turn suggests higher productivity and some degree of assimilation. Muslims are the primary immigrants in many European countries; their unemployment rates are high and most of their second generation seems to be making little economic progress; many are not assimilating. This suggests future productivity problems in much of Europe, and possibly diverging national interests.11

Jackson and Howe cite numerous geopolitical implications from demographic changes. Within the developed world, only the United States will likely have the capacity to remain a great power. It was the third most populous country in the world in 1950 and is forecasted to remain so in 2050. Germany, the United Kingdom, Italy and France had populations among the top dozen countries in the world in 1950, but of them,

2

Wanger International Select 2008 Annual Report

Germany will be the leader at 26th in 2050. Western Europe and Japan will be aged and Western Europe especially will have huge public pension costs. While the United States and Western Europe each accounted for 37% of the developed world's economy in the 1980s, the U.S. will likely grow to 54% and Western Europe is projected to shrink to 23% by 2050.12 The United States' increasing relative strength will likely mean that it will need to provide for an even greater proportion of the developed world's security.

Though the U.S. share of the developed world's population and economy will rise, its share of the total world's population and economy will fall. Howe and Jackson note that 90% of the world's population growth to 2050 will occur in sub-Saharan Africa, Muslim countries and South Asia, in nations largely troubled by poverty, religious conflict or both.13

Due to the characteristics of population segments, security risks are likely to rise and peak in the 2020s. This will come at a time when most of the historically great powers are likely to have military recruiting challenges along with budget problems. Jackson and Howe also worry about the effects of aging on savings rates and creativity. In a book by Mark Steyn titled America Alone,14 the author writes that the United States should do a better job exporting its values of liberty, women's rights, freedom of speech, self reliance, decentralization and responsibility. He believes this is one way the U.S. influence can make a positive impact.

Investment Implications

Change creates investment risks and opportunities. Recognizing these powerful trends and understanding when they are likely to occur could mitigate the risks and result in profitable investments.

Studies indicate that an individual's creativity, as measured by works of art, peaks between the ages of 30 and 50 and that Nobel achievements peak when people are in their 30s.15 An aging worldwide population may make innovation more scarce and consequently more highly rewarded. Innovative companies may become less subject to competition and be more highly valued in financial markets.

Small- and mid-cap companies tend to be innovative and adaptable. Many existing companies provide goods and services to growing population segments and more will emerge in the future to do so. Our analysts will continue to pursue these opportunities around the world.

The United States has excellent prospects compared to much of the rest of the developed world. Many investment analysts have tracked the baby boomer and echo baby boomer age segments, and as a result have predicted demand for goods and services such as toys, school books, automobiles, housing, leisure items and health care. Long-term demand for leisure and health care continues to appear promising, and additional opportunities may include companies producing labor saving devices and military technology. The United States stands to benefit from woes elsewhere, as highly productive people migrate here for employment and entrepreneurial opportunities, lower taxes and, in some cases, less strife.

There will continue to be investment opportunities overseas. In developed countries, companies that provide products or services to aging populations should benefit. Once the world economy recovers, capital goods suppliers to developing countries should resume growing. Developing countries that have moderate population growth and attractive climates for capitalism are likely to increase their share of world GDP and provide investment opportunities. Companies that participate in domestic growth within these countries should especially benefit.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in this essay are those of the author and not of the Columbia Wanger Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates or other divisions of Bank of America and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Jackson, Richard and Howe, Neil, The Graying of the Great Powers, (Washington, D.C., Center for Strategic & International Studies, 2008), pg. 1.

2  By popular definition, the "great powers" are the worlds most powerful countries based on wealth, military strength and population.

3  Jackson, Richard and Howe, Neil, op. cit., pgs. 39-40.

4  Ibid, pg. 179.

5  "Vladimir Putin on Raising Russia's Birth Rate," Population and Development Review 32, no. 2 (June 2006).

6  Jackson, Richard and Howe, Neil, op. cit., pg. 44.

7  The Asian Tiger countries include Hong Kong, Singapore, South Korea and Taiwan.

8  Jackson, Richard and Howe, Neil, op. cit., pgs. 155, 171, 175.

9  Ibid, pg. 42.

10  Ibid, pgs. 163-176.

11  Ibid, pgs. 122-126.

12  Ibid, pgs. 191-192.

13  Ibid, pg. 194.

14  Steyn, Mark, America Alone: The End of the World As We Know It, (Washington, D.C., Regnery Publishing, Inc., 2006), pgs. 173, 205.

15  Jackson, Richard and Howe, Neil, op. cit., pg. 111.

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Wanger International Select 2008 Annual Report

Performance Review Wanger International Select

Christopher J. Olson
Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waiver and reimbursement of fund expenses by the advisor or affiliates. Absent these fee waivers, or expense reimbursements, performance results may be lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Wanger International Select ended the year down 44.35%, outperforming the 45.57% drop of its benchmark, the S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index.* It was an abysmal investment environment as equity markets throughout the world dropped in response to the deleveraging of the global economy.

During the fourth quarter we more than doubled the Fund's exposure to Japan. At the end of the third quarter, the Fund had a roughly 12% weighting in Japan and, by year end, we had raised that weighting to 25%. Valuations in Japanese stocks have improved and, having dealt with a deleveraging economy over the past 20 years already, the country and its companies appear better able to weather this current storm. Jupiter Telecommunications is the largest cable service provider in Japan and was the Fund's top contributor for the year, up 25%. Jupiter is enjoying continued subscriber growth and is benefiting from smart acquisitions. Several of our new Japanese names also went right to work, posting gains ranging from 17% to 39%. Daito Trust Construction, an apartment builder, has a strong niche business, good cash flow and recently started buying back shares. Office building real estate investment trust Nippon Building Fund's discount to net asset value appeared overdone when we purchased the stock in the fourth quarter and the market seemed to agree. Its strong funding position should enable it to manage through this more difficult period. Kamigumi was also added in the fourth quarter. A port cargo handling and logistics company, Kamigumi rose as investors began to appreciate its more stable business model, which is focused on consumer staple imports.

Outside of Japan, QIAGEN, a Dutch life science company, gained 20% as the company continued to demonstrate solid organic revenue growth driven by diverse product offerings in genetic analysis and diagnostics. Chilean fertilizer producer Sociedad Quimica y Minera de Chile ended the year with a solid gain as the late year drop in fertilizer price expectations was not enough to offset the gains we made from purchasing the stock at a much cheaper valuation. The Fund's investment in the stock was up 35% for the year.

The Fund's greatest losses in the year came from Hexagon, Intralot, Lenovo Group and Ibiden. Declines in these stocks ranged from 49% to 78%. Sweden's Hexagon, a maker of measurement equipment and polymers, fell on fears a drop in construction projects globally would hurt its business. Greek lottery and gaming systems and services provider Intralot dropped after renegotiating its Turkish contract at much reduced rates. Chinese PC vendor Lenovo Group was adversely affected by the slowdown in global PC demand and intensifying competition. Restructuring costs also dampened earnings. Ibiden, a Japanese manufacturer of electronic parts and ceramics, fell due to production issues and a weaker demand for its semiconductor packaging.

2008 was definitely a punishing year for world equity markets and Fund shareholders. The adjustments we are facing in the global economy are likely to continue and as a result the Fund continues to shy away from those areas still most exposed to economic distress (financials, consumer stocks) and is focused on less cyclical areas (health care, business services and others). While valuations have become much more attractive, we are awaiting further signs that economic fundamentals have begun to improve before returning to more economically sensitive investments.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

*Effective October 1, 2008, Standard & Poor's implemented a new naming convention for its family of indexes. Prior to the renaming, the S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index was known as the S&P/Citigroup World ex-US Cap Range $2-10B Index. This index name change was not expected to result in any alterations to the constitution or calculation of the index and does not in any way affect the manner in which the Fund is managed or the investment objective or principal investment strategy of the Fund, which remain unchanged.

4

Wanger International Select 2008 Annual Report

Growth of a $10,000 Investment in Wanger International Select

Total return for each period,
February 1, 1999 (inception date) through December 31, 2008

This graph compares the results of $10,000 invested in Wanger International Select on February 1, 1999 (the date the Fund began operations) through December 31, 2008, to the S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index, with dividends and capital gains reinvested. Performance results reflect any fee waivers or reimbursements of Fund expenses by CWAM or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Performance shown here is past performance, which cannot guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Current returns for the Fund may be different than that shown. For daily and most recent month-end performance updates, please contact us at 1-888-4-WANGER.

Results to December 31, 2008

	4th quarter	1 year
Wanger International Select	-21.76%	-44.35%
S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index	-20.82	-45.57
MSCI EAFE Index	-19.95	-43.38

NAV as of 12/31/08: $12.01

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 1.18%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index, which is the Fund's primary benchmark, is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed market countries within Europe, Australia and the Far East. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Top 5 Countries

As a percentage of net assets, as of 12/31/08

Japan	25.0%
United Kingdom	16.1
United States	10.2
Germany	6.2
France	6.1

Top 10 Holdings

As a percentage of net assets, as of 12/31/08

1. Jupiter Telecommunications (Japan) Largest Cable Service Provider in Japan	6.7%
2. Cephalon (United States) Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology	4.9
3. Serco (United Kingdom) Facilities Management	4.2
4. Rhoen-Klinikum (Germany) Health Care Services	4.1
5. Capita Group (United Kingdom) White Collar, Back Office Outsourcing	4.0
6. SES Global (France) Satellite Broadcasting Services	3.8
7. Intertek Testing (United Kingdom) Testing, Inspection & Certification Services	3.6
8. Red Electrica de Espana (Spain) Spanish Power Grid	3.3
9. Synthes (Switzerland) Products for Orthopedic Surgery	3.0
10. Nintendo (Japan) Entertainment Software & Hardware	3.0

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Wanger International Select 2008 Annual Report

Wanger International Select

Statement of Investments December 31, 2008

Number of Shares		Value
	Common Stocks – 96.8%
	Europe – 50.1%
	United Kingdom – 16.1%
190,000	Serco Facilities Management	$1,236,614
110,000	Capita Group White Collar, Back Office Outsourcing	1,172,050
93,000	Intertek Testing Testing, Inspection & Certification Services	1,053,431
260,000	RPS Group Environmental Consulting & Planning	527,686
125,000	Informa Group Global Publisher & Event Organizer	443,509
26,594	Standard Chartered UK Bank with Main Operations in Asia	339,959
		4,773,249
	Germany – 6.2%
50,000	Rhoen-Klinikum Health Care Services	1,201,688
13,400	Wincor Nixdorf Retail POS Systems & ATM Machines	638,885
		1,840,573
	France – 6.1%
58,000	SES Global Satellite Broadcasting Services	1,116,533
7,600	Neopost Postage Meter Machines	687,902
		1,804,435
	Switzerland – 6.0%
7,100	Synthes Products for Orthopedic Surgery	897,484
9,400	Kuehne & Nagel Freight Forwarding/Logistics	609,460
2,000	Swatch Group Watch & Electronics Manufacturer	279,371
		1,786,315
	Ireland – 5.0%
260,000	United Drug Irish Pharmaceutical Wholesaler & Outsourcer	805,717
21,000	Aryzta (a) Baked Goods	672,475
		1,478,192

Number of Shares		Value
	Netherlands – 3.5%
50,000	QIAGEN (a) Life Science Company; DNA/RNA Purification	$873,774
21,000	Aalberts Industries Flow Control & Heat Treatment	150,015
		1,023,789
	Spain – 3.2%
19,000	Red Electrica de Espana Spanish Power Grid	962,587
	Sweden – 1.5%
90,000	Hexagon Measurement Equipment & Polymers	440,868
	Denmark – 1.3%
4,700	Novozymes Industrial Enzymes	374,443
	Greece – 1.2%
82,000	Intralot Lottery & Gaming Systems & Services	342,461
	Total Europe	14,826,912
	Asia – 29.4%
	Japan – 25.0%
1,900	Jupiter Telecommunications Largest Cable Service Provider in Japan	1,980,121
2,300	Nintendo Entertainment Software & Hardware	883,648
16,900	Benesse Education Service Provider	738,624
130,000	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	664,394
39,900	Rohto Pharmaceutical Health & Beauty Products	554,622
85	Orix JREIT Diversified REIT	405,501
45,000	Kamigumi Port Cargo Handling & Logistics	402,995
7,600	Daito Trust Construction Apartment Builder	397,946

See accompanying notes to financial statements.
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Wanger International Select 2008 Annual Report

Wanger International Select

Statement of Investments December 31, 2008

Number of Shares		Value
	Japan – 25.0% (cont)
35	Nippon Building Fund Office REIT	$384,156
8,100	Ryohin Keikaku Specialty Retail	384,007
14,000	Aeon Mall Suburban Shopping Mall Developer, Owner & Operator	270,282
23,000	Suruga Bank Regional Bank	227,787
5,000	Ain Pharmaciez Dispensing Pharmacy/Drugstore Operator	110,668
		7,404,751
	South Korea – 2.2%
30,600	Woongjin Coway (a) South Korean Household Appliance Rental Service Provider	657,435
	Hong Kong – 1.6%
30,500	Hong Kong Exchanges and Clearing Hong Kong Equity & Derivatives Market Operator	292,413
1,200,000	NagaCorp Monopoly Casino in Central Cambodia	166,107
		458,520
	Singapore – 0.6%
180,000	ComfortDelGro Taxi & Mass Transit Service	182,213
	Total Asia	8,702,919
	Other Countries – 16.3%
	United States – 10.2%
19,000	Cephalon (a) Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology	1,463,760
8,100	Diamond Offshore Contract Driller	477,414
24,400	BioMarin (a) Biotech Focused on Orphan Diseases	434,320

Number of Shares		Value
11,100	Alexion Pharmaceuticals (a) Biotech Focused on Orphan Diseases	$401,709
7,800	Bristow (a) Largest Provider of Helicopter Services to Offshore Oil & Gas Producers	208,962
1,100	Oceaneering International (a) Provider of Sub-sea Services & Manufactured Products	32,054
		3,018,219
	South Africa – 2.4%
39,000	Naspers Media & Education in Africa & Other Emerging Markets	708,905
	Australia – 1.6%
135,000	Sino Gold (a) Gold Mining in The People's Republic of China	473,054
	Israel – 1.5%
66,000	Israel Chemicals Producer of Potash, Phosphates, Bromine & Specialty Chemicals	461,437
	Canada – 0.6%
92,050	Pacific Rubiales Energy (a)(b)	161,664
46,025	Pacific Rubiales Energy-Warrants (a)(b)	12,180
450	Pacific Rubiales Energy (a) Oil Production & Exploration in Colombia	798
		174,642
	Total Other Countries	4,836,257
	Latin America – 1.0%
	Chile – 1.0%
12,000	Sociedad Quimica y Minera de Chile - ADR Producer of Specialty Fertilizers, Lithium & Iodine	292,680
	Total Latin America	292,680
Total Common Stocks (Cost: $33,074,992) – 96.8%		28,658,768

See accompanying notes to financial statements.
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Wanger International Select 2008 Annual Report

Wanger International Select

Statement of Investments December 31, 2008

Principal Amount		Value
	Short-Term Obligation – 2.5%
	>Repurchase Agreement – 2.5%
$731,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/08, due 1/02/09 at 0.010%, collateralized by a U.S. Government Agency Obligation, maturing 11/17/15, market value $750,619 (repurchase proceeds $731,000)	$731,000
		731,000
Total Short-Term Obligation (Cost: $731,000)		731,000
Total Investments (Cost: $33,805,992) – 99.3% (c)(d)		29,389,768
Cash and Other Assets Less Liabilities – 0.7%		214,666
Total Net Assets – 100.0%		$29,604,434

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at their fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2008, these securities amounted to $173,844 which represents 0.59% of total net assets.

Additional information on these securities is as follows:

Security	Acquisition Date	Shares	Cost	Value
Pacific Rubiales Energy	7/12/2007	92,050	$369,594	$161,664
Pacific Rubiales Energy - Warrants	7/12/2007	46,025	78,779	12,180
			$448,373	$173,844

(c)  At December 31, 2008, for federal income tax purposes cost of investments was $34,191,506 and net unrealized depreciation was $4,801,738 consisting of gross unrealized appreciation of $3,696,427 and gross unrealized depreciation of $8,498,165.

(d)  On December 31, 2008, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$7,452,037	25.2
Japanese Yen	7,404,751	25.0
British Pound	4,773,249	16.1
U.S. Dollar	4,041,899	13.7
Swiss Franc	1,786,315	6.0
Other currencies less than 5% of total net assets	3,931,517	13.3
Cash and other assets less liabilities	214,666	0.7
	$29,604,434	100.0

ADR = American Depositary Receipts

See accompanying notes to financial statements.
8

Wanger International Select 2008 Annual Report

Wanger International Select

Portfolio Diversification December 31, 2008

At December 31, 2008, the Fund's portfolio investments as a percentage of net assets was diversified as follows:

	Value	Percentage of Net Assets
Industrial Goods & Services
Outsourcing Services	$2,408,664	8.2
Industrial Materials & Specialty Chemicals	1,792,954	6.1
Other Industrial Services	1,662,891	5.6
Machinery	687,902	2.3
Construction	397,946	1.3
Conglomerates	150,015	0.5
	7,100,372	24.0
Information
CATV	1,980,121	6.7
Satellite Broadcasting & Services	1,116,533	3.8
Consumer Software	883,648	3.0
TV Broadcasting	708,905	2.4
Computer Hardware & Related Equipment	638,885	2.1
Business Information & Marketing Services	527,686	1.8
Publishing	443,509	1.5
Instrumentation	440,868	1.5
Financial Processors	292,413	1.0
	7,032,568	23.8
Health Care
Pharmaceuticals	2,269,477	7.7
Medical Equipment & Devices	1,299,193	4.4
Health Care Services	1,201,688	4.0
Medical Supplies	873,774	2.9
Biotechnology & Drug Delivery	434,320	1.5
	6,078,452	20.5

	Value	Percentage of Net Assets
Consumer Goods & Services
Other Consumer Services	$1,396,059	4.7
Retail	764,956	2.6
Food & Beverage	672,475	2.3
Nondurables	554,622	1.9
Casinos & Gaming	508,568	1.7
Other Durable Goods	279,371	0.9
	4,176,051	14.1
Other Industries
Regulated Utilities	962,587	3.2
Real Estate	789,657	2.7
Transportation	585,208	2.0
	2,337,452	7.9
Energy & Minerals
Oil Services	718,430	2.4
Mining	473,054	1.6
Oil & Gas Producers	174,642	0.6
	1,366,126	4.6
Finance
Banks	567,747	1.9
	567,747	1.9
Total Common Stocks	28,658,768	96.8
Short-Term Obligation	731,000	2.5
Total Investments	29,389,768	99.3
Cash and Other Assets Less Liabilities	214,666	0.7
Net Assets	$29,604,434	100.0

See accompanying notes to financial statements.
9

Wanger International Select 2008 Annual Report

Statement of Assets and Liabilities
December 31, 2008

Assets:
Investments, at cost	$33,805,992
Investments, at value	$29,389,768
Cash	787
Foreign currency (cost of $21,191)	20,894
Receivable for:
Investments sold	50,769
Fund shares sold	165,701
Dividends	33,520
Foreign tax reclaims	20,545
Other assets	299
Total Assets	29,682,283
Liabilities:
Payable for:
Investments purchased	5,107
Fund shares repurchased	13,918
Investment advisory fee	22,260
Administration fee	1,184
Transfer agent fee	14
Trustees' fees	1
Audit fee	15,470
Custody fee	4,521
Reports to shareholders	7,743
Chief compliance officer expenses	89
Trustees' deferred compensation plan	6,485
Other liabilities	1,057
Total Liabilities	77,849
Net Assets	$29,604,434
Composition of Net Assets:
Paid-in capital	$38,965,734
Undistributed net investment income	544,737
Accumulated net realized loss	(5,491,695)
Net unrealized appreciation (depreciation) on:
Investments	(4,416,224)
Foreign currency translations	1,882
Net Assets	$29,604,434
Fund Shares Outstanding	2,464,477
Net asset value, offering price and redemption price per share	$12.01

Statement of Operations
For the Year Ended December 31, 2008

Investment Income:
Dividends (net of foreign taxes withheld of $79,213)	$1,179,560
Interest income	28,405
Total Investment Income	1,207,965
Expenses:
Investment advisory fee	485,781
Administration fee	25,840
Transfer agent fee	150
Trustees' fees	3,967
Custody fee	54,682
Chief compliance officer expenses (See Note 4)	1,611
Other expenses (See Note 5)	69,863
Total Expenses	641,894
Custody earnings credit	(74)
Net Expenses	641,820
Net Investment Income	566,145
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized loss on:
Investments	(5,470,637)
Foreign currency transactions	(8,921)
Net realized loss	(5,479,558)
Net change in unrealized appreciation (depreciation) on:
Investments	(22,162,132)
Foreign currency translations	598
Net change in unrealized appreciation (depreciation)	(22,161,534)
Net Loss	(27,641,092)
Net Decrease in Net Assets from Operations	$(27,074,947)

See accompanying notes to financial statements.
10

Wanger International Select 2008 Annual Report

Statement of Changes in Net Assets

	Year ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$566,145	$256,588
Net realized gain (loss) on investments and foreign currency transactions	(5,479,558)	14,866,303
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(22,161,534)	(1,765,746)
Net Increase (Decrease) in Net Assets from Operations	(27,074,947)	13,357,145
Distributions to Shareholders:
From net investment income	(215,563)	(491,093)
From net realized gains	(14,461,904)	(7,887,030)
Total Distributions to Shareholders	(14,677,467)	(8,378,123)
Share Transactions:
Subscriptions	4,503,145	13,254,652
Distributions reinvested	14,677,467	8,378,123
Redemptions	(21,308,289)	(15,721,645)
Net Increase (Decrease) from Share Transactions	(2,127,677)	5,911,130
Total Increase (Decrease) in Net Assets	(43,880,091)	10,890,152
Net Assets:
Beginning of period	73,484,525	62,594,373
End of period	$29,604,434	$73,484,525
Undistributed net investment income at end of period	$544,737	$214,513

See accompanying notes to financial statements.
11

Wanger International Select 2008 Annual Report

Financial Highlights

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2008	2007	2006	2005		2004
Net Asset Value, Beginning of Period	$28.07	$26.62	$19.63	$17.19		$13.87
Income from Investment Operations:
Net investment income (a)	0.21	0.10	0.11	0.13		0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(10.31)	4.92	6.94	2.66		3.33
Total from Investment Operations	(10.10)	5.02	7.05	2.79		3.37
Less Distributions to Shareholders:
From net investment income	(0.09)	(0.21)	(0.06)	(0.35)		(0.05)
From net realized gains	(5.87)	(3.36)	—	—		—
Total Distributions to Shareholders	(5.96)	(3.57)	(0.06)	(0.35)		(0.05)
Net Asset Value, End of Period	$12.01	$28.07	$26.62	$19.63		$17.19
Total Return (b)	(44.35)%	21.78%	36.00%	16.43	%(c)	24.34%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.24%	1.18%	1.19%	1.32%		1.43%
Net investment income (d)	1.10%	0.37%	0.47%	0.76%		0.29%
Waiver	—	—	—	0.00	%(e)	—
Portfolio turnover rate	68%	69%	61%	48%		71%
Net assets, end of period (000's)	$29,604	$73,485	$62,594	$44,026		$35,232

(a)  Net investment income per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor not waived a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See accompanying notes to financial statements.
12

Wanger International Select 2008 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger International Select (the "Fund"), is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Fund would typically invest and how they are classified within this SFAS 157 hierarchy are as follows. Typical level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Typical level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of December 31, 2008, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1— Quoted Prices	$3,311,697	$—
Level 2—Other Significant Observable Inputs	26,078,071	—
Level 3— Significant Unobservable Inputs	—	—
Total	$29,389,768	$—

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into

U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP")

13

Wanger International Select 2008 Annual Report

Notes to Financial Statements

requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and distribution reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(20,358)	$20,358	$—

Net investment income and net realized gains/(losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 were as follows:

	December 31, 2008	December 31, 2007
Distributions paid from: Ordinary Income*	$3,006,152	$1,250,481
Long-Term Capital Gains	11,671,315	7,127,642

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$544,737	$—	$(4,801,738)

* The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales.

The following capital loss carryforwards, determined as of December 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$2,630,085

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2008, post-October capital losses of $2,476,096 attributed to security transactions were deferred to January 1, 2009.

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and

14

Wanger International Select 2008 Annual Report

Notes to Financial Statements

administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4. Transactions With Affiliates

Columbia Wanger Asset Management, L.P. ("CWAM") is a wholly owned subsidiary of Columbia Management Group, LLC, ("Columbia Management") which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Under the Fund's investment advisory agreement, management fees are accrued daily based on the Fund's average daily net assets and paid monthly to CWAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.89%

For the year ended December 31, 2008, the Fund's effective investment advisory fee rate was 0.94% of average daily net assets.

Through April 30, 2009, CWAM will reimburse the Fund to the extent that ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, exceed an annual percentage of 1.45% of average daily net assets. There was no reimbursement for the year ended December 31, 2008.

CWAM provides administrative services and receives an administration fee from the Fund. Effective August 1, 2008, CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

Prior to August 1, 2008, administration fees were accrued daily and paid monthly to CWAM at the annual rate of 0.05%.

For the year ended December 31, 2008, the Fund's effective administration fee rate was 0.05% of average daily net assets. CWAM has delegated to Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of BOA, the responsibility for certain administrative services.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation from the Fund for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. . The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

During the year ended December 31, 2008, the Fund engaged in purchase and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $- and $656,591, respectively.

5. Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the year ended December 31, 2008. The Trust enters into this line of credit for one year durations. The Trust has already secured the line of credit for the entire year of 2009.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year Ended December 31, 2008	Year Ended December 31, 2007
Shares sold	246,505	497,815
Shares issued in reinvestment of dividend distributions	740,912	363,318
Less shares redeemed	(1,140,778)	(595,024)
Net increase (decrease) in shares outstanding	(153,361)	266,109

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2008 were $34,205,762 and $46,633,759, respectively.

8. Legal Proceedings

CWAM, Columbia Acorn Trust (another mutual fund family advised by CWAM), and the trustees of Colombia Acorn Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against the Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

Columbia Acorn Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that Columbia Acorn Trust and CWAM

15

Wanger International Select 2008 Annual Report

Notes to Financial Statements

exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the fund's securities had occurred after foreign markets had closed but before the calculation of the funds' net asset value ("NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of the Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

Columbia Acorn Trust and CWAM intend to defend these suits vigorously. CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Fund.

16

Wanger International Select 2008 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger International Select,

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger International Select (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 16, 2009

17

Wanger International Select 2008 Annual Report

Federal Income Tax Information (Unaudited)

Foreign taxes paid during the fiscal year ended December 31, 2008 of $79,180 ($0.03 per share) are expected to be passed through to shareholders. This entire amount will be eligible for shareholders to claim as a foreign tax credit.

Gross income derived from sources within foreign countries was $1,174,187 ($0.48 per share) for the fiscal year ended December 31, 2008.

Gross income derived from sources within foreign countries was $981,481 ($0.37 per share) for the fiscal year ended December 31, 2007.

1.16% of the ordinary income distributed by the Fund, for the year ended December 31, 2008 qualified for the corporate dividends received deduction.

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Wanger International Select 2008 Annual Report

Excerpt from:

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

May 2008

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Wanger International Select 2008 Annual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the second year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn funds," "WAT funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the advisor to the Funds, has proposed that the Trusts continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2007 Evaluation

This is the third annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years. Last year's evaluation is referred to here as the "2007 Study."

Process and Independence

The objectives of the Order are to insure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, advisor profitability, and other information. The Board evaluated this information thoroughly. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the advisor.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in the 2007 Study. The Contract Committee gave particular emphasis to the issue of whether economies of scale were appropriately reflected in the Funds' fee schedules. The Board accepted and implemented several of the recommendations in this area contained in the 2007 Study.

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Wanger International Select 2008 Annual Report

My evaluation of the advisory contract was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisors. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels, as modified thereafter, in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic WAT Funds generally have achieved good to outstanding performance over the past five years. Wanger Select has, however, suffered a precipitous decline in ranking relative to its peers for the past year, and this trend merits the Trustees' continued attention. The international WAT Funds have relatively weaker relative long term records than do the domestic funds. All the WAT Funds, however, outperform their benchmarks, expose shareholders to less risk than competitors and achieve positive "alpha," a recognized measure of the added value of an investment manager.

2.  Management Fees relative to Peers. Management fees vary by WAT Fund, but, in general, the WAT Funds impose higher fees than competing funds. Wanger Select and Wanger USA in particular were ranked by both Lipper and Morningstar at or below the median, and therefore impose higher fees than do the majority of their competitors.

3.  Administrative Fees. The WAT Funds' administrative fees appear competitive in relation to their peers, and CWAM provides excellent administrative support for all the WAT Funds. There are clear advantages to retaining the advisor and its affiliates to perform these services. However, while economies of scale exist above current asset levels, the WAT Funds' administrative fee schedule provides no breakpoints.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the WAT Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the WAT Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and have increased dramatically in the past year. CWAM's affiliates report operating losses and therefore do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the WAT Funds.

6.  Profit Margins. CWAM's pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the WAT Funds get larger. The Board has recently imposed additional breakpoints for some of the WAT Funds that will result in greater sharing of economies of scale.

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Funds. Several areas merit comment.

  a.  Capacity. The WAT Funds have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

9.  Process. In my opinion, the process of negotiating an advisory contract for the WAT Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of Fund shareholders.

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Wanger International Select 2008 Annual Report

Recommendations

I believe the Trustees should:

1.  Consider the addition of breakpoints to the WAT administrative fee contract to reflect the economies of scale present in performing these services, and, in fashioning those breakpoints, to consider the efficiencies achieved by CWAM by supporting both Trusts with the same staff performing largely identical tasks.

2.  Focus their review on the WAT Funds' management fee levels in relation to their peers, in particular the fees paid by Wanger USA and Wanger Select.

3.  Monitor Wanger Select to ensure that its long term performance is sustained.

Robert P. Scales
May 27, 2008

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Wanger International Select 2008 Annual Report

Board Approval of the Advisory Agreement

Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, L.P. ("CWAM") under which CWAM manages the Columbia Wanger Family of Funds (the "Funds"). The trustees of the Trust, more than seventy five percent of whom have never been affiliated with CWAM (the "Independent Trustees"), oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for each Fund.

The Contract Committee of the board of trustees (the "Committee"), which is comprised of six Independent Trustees, makes recommendations to the board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full board of trustees determines whether to approve continuation of the Advisory Agreement. The board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, and meets at least quarterly with CWAM's portfolio managers.

In connection with their most recent consideration of the Advisory Agreement for each Fund, the Committee and all trustees received and reviewed a substantial amount of information provided by CWAM in response to requests from the Independent Trustees and their independent legal counsel. As they considered the Advisory Agreement, the Independent Trustees were advised by independent legal counsel. At each meeting where the Committee or the Independent Trustees considered the Advisory Agreement, they met with management and also met in separate executive session with their independent legal counsel.

The materials reviewed by the Committee and the trustees included, among other items, (i) information on the investment performance of each Fund and its peer groups and performance benchmarks, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee "breakpoints," (iii) data on sales and redemptions of Fund shares and (iv) information on the profitability to CWAM, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds. The trustees also considered other information such as (i) CWAM's financial condition, (ii) each Fund's investment objective and strategies, (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay for research products and services, (v) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and (vi) the economic outlook generally and for the mutual fund industry in particular. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation (the "Fee Evaluation") prepared by the Trust's chief compliance officer, who also serves as the Trust's "Senior Officer," as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. A summary of the Fee Evaluation is included in this report. Throughout the annual contract renewal process, the trustees had the opportunity to ask questions of and request additional materials from CWAM.

The Committee held meetings in May and June 2008 and reported its recommendations to the full board of trustees. On June 11, 2008, the board of trustees unanimously approved continuation through July 31, 2009 of (i) the Advisory Agreement and (ii) the Trust's administrative services agreement with CWAM (the "Administration Agreement"), as amended to reflect the recommendation of the Committee that, effective August 1, 2008, the Trust shall pay CWAM for its services under the agreement a fee accrued daily and paid monthly at the following annual rates, as a percentage of the Trust's aggregate average daily net assets: 0.05% on the first $4 billion; 0.04% on $4 - 6 billion; 0.03% on $6 - 8 billion; and 0.02% on assets over $8 billion.

In considering the continuation of the Advisory Agreement and the continuation of the amended Administration Agreement, the trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the trustees' determination to approve the continuation of the Advisory Agreement and the amended Administration Agreement are discussed separately below.

Nature, quality and extent of services. The trustees reviewed the nature, quality and extent of the services of CWAM and its affiliates to the Funds, taking into account the investment objective and strategy of each Fund and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Funds. The trustees also considered other services provided to the Funds by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services for the board of trustees and committees of the board; communicating with shareholders; serving as the Funds' administrator; and overseeing the activities of the Funds' other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to each Fund were appropriate and consistent with the terms of the Advisory Agreement and the Administration Agreement, and that the quality of those services had been consistent with or superior to quality norms in the industry. The trustees further concluded that the Funds were likely to benefit from the continued provision of those services by CWAM to the Funds. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and had demonstrated its continuing ability to attract and retain well qualified personnel.

Performance of the Funds. At various meetings of the board of trustees, the Committee and the investment performance committee of the board, the trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). On the domestic side, the trustees discussed how Wanger USA had exceeded its peer category average and beat its primary benchmark for the five year period, according to Morningstar, noting that Lipper's rankings of Wanger USA was somewhat lower than Morningstar's. Wanger Select had a particularly difficult performance year during 2007, which the trustees acknowledged. The trustees also reviewed the performance of the international Funds, discussing how both Wanger International and Wanger International Select continued to outperform their benchmarks over the five year period, but not the majority of their peer groups established by Lipper and Morningstar. During the annual contract renewal process, the trustees concluded that, although past performance is not necessarily indicative of future results, the Funds' strong overall longer-term performance record was an important factor in the their evaluation of the quality of services provided by CWAM under the Advisory Agreement.

Costs of Services and Profits Realized by CWAM. At various Committee and board of trustees meetings and other informal meetings, the trustees examined detailed information on the fees and expenses of each Fund in comparison to information for other comparable funds provided by Lipper and Morningstar. As noted in the Fee Evaluation, the contractual rates of investment advisory fees and the actual advisory fees paid by Wanger Select and Wanger USA were higher than the median advisory fee rates of their

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Wanger International Select 2008 Annual Report

respective peer groups. The trustees also considered the advisory fees of the Funds relative to those of the series of Columbia Acorn Trust ("Acorn"), a group of funds with similar investment strategies also overseen by the trustees and managed by CWAM. The trustees noted that the Funds' advisory fees were comparable to those of the Acorn funds.

The trustees reviewed the analysis of the profitability of CWAM in serving as each Fund's investment advisor and of CWAM and its affiliates in their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units, each of which was included in the Fee Evaluation. The trustees considered the methodology used by CWAM in determining compensation payable to portfolio managers and the competitive market for investment management talent. They discussed how profitability comparisons among fund managers are not very meaningful due to the small number of publicly owned managers, and how the profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and cost of capital.

The trustees also reviewed the advisory fees charged by CWAM for managing other investment companies, sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. CWAM's institutional separate account fees for various investment strategies were examined and in some cases those fees were higher than the advisory fees charged to the Funds, and in some instances the Funds' fees were higher. The trustees noted that CWAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal risks that it does not assume in servicing many of its other clients. Finally, as part of the annual contract renewal process, the trustees considered CWAM's financial condition.

In connection with their consideration of the Administration Agreement, and as recommended by the Committee and the Trust's Senior Officer, the Independent Trustees negotiated breakpoints in the fee schedule for administrative services that will reduce the fee for those services if the aggregate net assets of the Funds exceed $4 billion.

The trustees concluded that the rates of advisory fees and other compensation payable by the Funds to CWAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisors for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees also concluded that the Funds' estimated overall expense ratios were reasonable, considering the quality of services provided by CWAM and its affiliates and the investment performance of the Funds.

Economies of Scale. At various meetings throughout the annual contract renewal process, the trustees considered information about the extent to which CWAM realizes economies of scale in connection with the increase of Fund assets. The trustees noted that the advisory fee schedule for each Fund includes breakpoints in the rate of fees at various asset levels. The trustees discussed extensively the appropriateness of the recommendation of the Committee regarding the addition of further breakpoints to the fee schedule under the Administration Agreement. They noted that the Funds also share directly in economies of scale through lower charges by third party service providers based on the combined scale of all of the Funds. The trustees concluded that the current fee structure of each Fund, with the administration fee schedule changes recommended by the Contract Committee, was reasonable and reflective of a sharing between CWAM and the Funds of economies of scale.

Other Benefits to CWAM. The trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They noted that the Funds' transfer agent and distributor were each affiliates of CWAM and that the transfer agent received compensation from the Funds for services provided. The trustees considered ways, other than the services provided by CWAM and its affiliates pursuant to various agreements and the fees to be paid by each Fund therefor, that the Funds and CWAM may potentially benefit from their relationship with each other. At various Committee meetings, the trustees considered CWAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM, and determined that CWAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and guidance then in effect. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefit from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM. The trustees further determined that the success of any Fund could attract other business to CWAM or the Funds and that the success of CWAM could enhance its ability to serve the Funds.

After full consideration of the above factors, as well as other factors that were considered relevant in evaluating the Advisory Agreement, the trustees, including the Independent Trustees, concluded that the continuation of the Advisory Agreement and continuation of the Administration Agreement (as amended to reflect the new administration fee schedule), was in the best interest of each Fund. On June 11, 2008, the trustees approved continuation of the Advisory Agreement and the Administration Agreement, as so amended, through July 31, 2009.

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Wanger International Select 2008 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. Each trustee may serve a term of unlimited duration until the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.

The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, and other directorships they hold are shown below. Each trustee serves in such capacity for each of the four series of the Trust and each of the six series of Columbia Acorn Trust.

The business address of each trustee and officer of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe, Suite 3000, Chicago, Illinois 60606. The Fund's Statement of Additional Information includes additional information about the Fund's trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago, IL 60606
888-4-WANGER (888-492-6437)

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2008	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust:

Laura M. Born, 43, Trustee	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; formerly, Managing Director—Investment Banking, J.P. Morgan Chase & Co. (broker/ dealer) 1991-2007.	10	Columbia Acorn Trust.

Michelle L. Collins, 48, Trustee	2008	President, Cambium LLC, since 2007; Advisory Board Member, Svoboda Capital Partners LLC, since 2007; Managing Director Svoboda Capital Partners LLC, 1998-2006.	10	Columbia Acorn Trust; Molex, Inc. (electronics components manufacturer).

Maureen M. Culhane, 60, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment advisor) 2005-2007; Vice President (Consultant)—Strategic Relationship Management, Goldman Sachs AG, 1999-2005.	10	Columbia Acorn Trust.

Margaret Eisen, 55, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management), since 2003; Managing Director, CFA Institute, 2005-2008.	10	Columbia Acorn Trust; Antigenics, Inc. (biotechnology and pharmaceuticals).

Jerome Kahn, Jr., 74, Trustee	1987	Portfolio manager and stock analyst; formerly, President, William Harris Investors, Inc. (investment advisor).	10	Columbia Acorn Trust.

Steven N. Kaplan, 49, Trustee	1999	Neubauer Family Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business.	10	Columbia Acorn Trust; Morningstar, Inc. (provider of independent investment research).

David C. Kleinman, 73, Trustee	1972	Adjunct Professor of Strategic Management, University of Chicago Booth School of Business; business consultant.	10	Columbia Acorn Trust; Sonic Foundry, Inc. (rich media systems and software).

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Wanger International Select 2008 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2008	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Allan B. Muchin, 72, Trustee and Vice Chairman of the Board	1998	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	10	Columbia Acorn Trust.

Robert E. Nason, 72, Trustee and Chairman of the Board	1998	Consultant and private investor, since 1998; prior thereto, Chief Executive Officer, executive partner, and member of the Executive Committee, Grant Thornton, LLP (public accounting firm).	10	Columbia Acorn Trust.

James A. Star, 47, Trustee	2006	President, Longview Asset Management LLC (investment advisor), since 2003.	10	Columbia Acorn Trust; Traush Industries (privately-owned manufacturer of refrigeration parts and products).

John A. Wing, 73, Trustee	2002	Partner, Dancing Lion Partners (investment firm); prior thereto, Chairman of the Board and Chief Executive Officer, ABN-AMRO Inc. (formerly named The Chicago Corporation, a financial services firm), Chief Executive Officer, Market Liquidity Network, LLC, and Frank Wakely Gunsaulus Professor of Law and Finance and Chairman of the Center for the Study of Law and Financial Markets, Illinois Institute of Technology.	10	Columbia Acorn Trust; First Chicago Bank and Trust; First Chicago Bancorp.

Trustees who are interested persons of Wanger Advisors Trust:

Charles P. McQuaid, 55, Trustee and President (1)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; portfolio manager, CWAM or its predecessors, since 1995.	10	Columbia Acorn Trust.

Ralph Wanger, 74, Trustee (2)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003-September 2005.	10	Columbia Acorn Trust.

Officers of Wanger Advisors Trust:

Ben Andrews, 42, Vice President	2004	Portfolio manager and analyst, CWAM or its predecessors, since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	10	None.

Michael G. Clarke, 39, Assistant Treasurer	2004	Treasurer of certain Columbia Funds since June 2008; Deputy Treasurer of certain Columbia Funds since June 2008; Chief Accounting Officer and Assistant Treasurer, the Columbia Funds, October 2004 to May 2008; Director of Fund Administration, Columbia Management Advisors, LLC, since January 2006; Managing Director, Columbia Management Advisors, LLC, September 2004-December 2005; Vice President of Fund Administration, Columbia Management Advisors, LLC, June 2002-September 2004.	10	None.

Jeffrey Coleman, 39, Assistant Treasurer	2006	Director of Fund Administration, CWAM, since January 2006; Fund Controller, CWAM or its predecessors, October 2004-January 2006; Vice President, CDC IXIS Asset Management Services, Inc., August 2000-September 2004.	10	None.

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Wanger International Select 2008 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2008	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
J. Kevin Connaughton, 44, Assistant Treasurer	2001	President of certain Columbia Funds since January 2009; Treasurer and Chief Financial Officer, the Columbia Funds, since December 2000; Managing Director, Columbia Management Advisors, LLC, since April 2003; Treasurer and Chief Financial Officer of the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Treasurer, the Galaxy Funds, September 2002-November 2005; Senior Officer of various affiliated entities of Bank of America, including other registered and unregistered funds.	10	None.

P. Zachary Egan, 40, Vice President	2003	Director of International Research, CWAM or its predecessors, since December 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2003; portfolio manager and analyst, CWAM or its predecessors, since 1999.	10	None.

Peter T. Fariel, 51, Assistant Secretary	2006	Associate General Counsel, Bank of America Corporation, since April 2005; prior thereto, Partner, Goodwin Procter LLP (law firm).	10	None.

John Kunka, 38, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM or its predecessors, since May 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. (investment advisor), September 2005-May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None.

Joseph LaPalm, 38, Vice President	2006	Chief Compliance Officer, CWAM, since 2005; prior thereto, compliance officer, William Blair & Company (investment firm).	10	None.

Bruce H. Lauer, 51, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors, since April 2000; Vice President, Secretary and Treasurer, Columbia Acorn Trust and Wanger Advisors Trust, since 1995; Director, Wanger Investment Company PLC; Director, Banc of America Capital Management (Ireland) Ltd.; Director, Bank of America Global Liquidity Funds, PLC.	10	None.

Louis J. Mendes, 44, Vice President	2003	Portfolio manager and analyst, CWAM or its predecessors, since 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2003.	10	None.

Robert A. Mohn, 47, Vice President	1997	Director of Domestic Research, CWAM or its predecessors, since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and analyst, CWAM or its predecessors, since August 1992.	10	None.

Christopher Olson, 44, Vice President	2001	Portfolio manager and analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2001.	10	None.

Robert P. Scales, 56, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004; prior thereto, Associate General Counsel, Grant Thornton LLP (public accounting firm).	10	None.

Linda Roth-Wiszowaty, 39, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	10	None.

(1)  Mr. McQuaid is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940 because he is an officer of the Trust and of CWAM.

(2)  Mr. Wanger is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940 because he owns securities issued by a controlling person of CWAM.

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Wanger International Select 2008 Annual Report

Wanger Advisors Trust

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Advisor

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel

Bell, Boyd & Lloyd LLP
Chicago, Illinois

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 1-800-SEC-0330.

29

Columbia Wanger Funds

0L2568A

SHC-42/5027-1208 09/72711

Wanger International

(formerly Wanger International Small Cap)

2008 Annual Report

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

  Wanger International

  2008 Annual Report

1	Understanding Your Expenses

2	The Population Bust

4	Performance Review

6	Statement of Investments

14	Statement of Assets and Liabilities

14	Statement of Operations

15	Statement of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Federal Income Tax Information

23	Management Fee Evaluation of the Senior Officer

27	Board Approval of the Advisory Agreement

29	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, L.P. ("CWAM") is one of the leading global small- and mid-cap equity managers in the United States with more than 37 years of small- and mid-cap investment experience. As of December 31, 2008, CWAM manages $19.3 billion in assets and is the investment advisor to Wanger USA, Wanger International, Wanger Select, Wanger International Select (together, the "Wanger Advisors Trust Funds") and the Columbia Acorn Family of Funds. Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. The Wanger Advisors Trust Funds and the Columbia Acorn Family of Funds (together with other funds advised by Columbia Management affiliates, the "Columbia Funds") are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation. CWAM is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

Please consider the investment objectives, risks, charges and expenses for the Fund carefully before investing. Contact 1-888-4-WANGER for a prospectus, which contains this and other important information about the Fund. You should read it carefully before you invest.

The views expressed in "The Population Bust" and in the Performance Review reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger International 2008 Annual Report

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial, hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the "Compare with other funds" information for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2008 – December 31, 2008

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International	1,000.00	1,000.00	600.08	1,019.81	4.26	5.38	1.06

*For the six months ended December 31, 2008.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

1

Wanger International 2008 Annual Report

The Population Bust

Important socio-economic predictions are based on demographics. For example, virtually all of the people who will retire in 2058 are living today and retirement age, immigration and mortality trends are utilized to create assumptions that will be used to predict the number of future retirees. The labor force of 2028 and the military age population of 2025 are similarly predictable. These factors are major drivers of government burdens, GDP growth and military potential. Demographics indicate that the world is unlikely to age gracefully.

World Demographic Trends

Richard Jackson and Neil Howe's, The Graying of the Great Powers provides an excellent summary of current demographic trends. Its authors conclude that, "The world is entering a demographic transformation of unprecedented dimensions...a fundamental demographic shift with no parallel in the history of humanity.... There is almost no chance that it will not happen—or that it will be reversed in our lifetime."1

The world's current great powers2 are aging at remarkably divergent rates. The United States is barely aging and has a fertility rate of 2.0 to 2.1 births per woman during child-bearing years, very near long-term zero population growth. This country is one of the youngest developed nations, and the age gap between the United States and other developed countries is projected to widen. "By the mid-2020's, the United States will be the only major developed country with more children under age 20 than elderly over age 65—and the only one whose working-age population will still be growing," write Jackson and Howe. The U.S. work force is projected to grow 14% between 2005 and 2030.3

Russian fertility rates plunged through the 1980s and rest today at 1.2 to 1.3 births. Risky lifestyles and a poor health care system have caused mortality rates to soar. Life expectancy for a Russian male has dropped to 59 years, lower than that of Bangladeshi males! Russia's working age population (those aged 20 to 64) will plunge 17% from 2005 to 2030.4 Prime Minister Vladimir Putin termed Russia's lack of births as "the most acute problem facing our country today."5

Jackson and Howe note that Japan is ground zero for demographic aging. Like Russia, its fertility rate has fallen to an average of 1.3 children per woman. In 1980, Japan was the youngest developed country, with only 9% of its population over age 65. By 2005, its elderly (those aged 65 and over) accounted for 20% of its population, making it one of the oldest developed countries. Japan's working-age population started shrinking in 2000 and from 2005 to 2030 it is expected to drop 18%.6

China's one-child policy collapsed fertility rates, which have since rebounded to 1.7 to 1.8. But China's pre-one-child-policy population bulge is aging rapidly. China's working age population will fall after 2015 and China's ratio of workers to retirees will triple from 2005 to 2030. The Chinese have relied on family rather than the government for old age support and, with shrunken families, China by 2030 could have over 100 million indigent seniors. The Asian Tigers' fertility rates range from 0.9 to 1.4, and the Tigers also are rapidly aging.7,8

There are two demographic categories of Western European countries: those with likely slow population declines and those with likely fast population drops. Slow decliners have fertility rates of around 1.8 and include the United Kingdom, France and northern Europe, except Germany. Fast decliners have fertility rates of 1.3 and include Germany and southern Europe. The working age population of Europe is projected to shrink 6% by 2030. Public pensions already cost Europe twice the percentage of GDP as compared to the United States, and will get worse. Europe's elderly will account for over 25% of its population in 2030, up from 17% in 2005.9

The image of rapidly growing populations all over the developing world is outdated. Only a few areas of the world, including sub-Saharan Africa and some Muslim countries (Iraq, Yemen, Somalia, Sudan, Afghanistan and Pakistan) have fertility rates of 4.0 or higher. Fertility has trended down in most other developing countries. In non-Muslim South Asia, including India, fertility has fallen to about 3.0. Latin America fertility has dropped to 2.5 from 6.0 in the 1960s. Turkey and Iran have current fertility rates around 2.1. However, many developing countries have high percentages of women in childbearing ages, so despite declining fertility rates, their absolute numbers of youths and working age populations will grow rapidly for several decades.10

Immigration will impact the numbers in the United States and Europe. Migration is at or near records in many countries. Some 13% of the U.S. population consists of immigrants, as does 8% to 13% of France, the United Kingdom and Germany. Hispanics are the primary immigrants into the United States; most are employed and data indicates that second generation Hispanics have higher incomes than their parents. That in turn suggests higher productivity and some degree of assimilation. Muslims are the primary immigrants in many European countries; their unemployment rates are high and most of their second generation seems to be making little economic progress; many are not assimilating. This suggests future productivity problems in much of Europe, and possibly diverging national interests.11

Jackson and Howe cite numerous geopolitical implications from demographic changes. Within the developed world, only the United States will likely have the capacity to remain a great power. It was the third most populous country in the world in 1950 and is forecasted to remain so in 2050.

2

Wanger International 2008 Annual Report

Germany, the United Kingdom, Italy and France had populations among the top dozen countries in the world in 1950, but of them, Germany will be the leader at 26th in 2050. Western Europe and Japan will be aged and Western Europe especially will have huge public pension costs. While the United States and Western Europe each accounted for 37% of the developed world's economy in the 1980s, the U.S. will likely grow to 54% and Western Europe is projected to shrink to 23% by 2050.12 The United States' increasing relative strength will likely mean that it will need to provide for an even greater proportion of the developed world's security.

Though the U.S. share of the developed world's population and economy will rise, its share of the total world's population and economy will fall. Howe and Jackson note that 90% of the world's population growth to 2050 will occur in sub-Saharan Africa, Muslim countries and South Asia, in nations largely troubled by poverty, religious conflict or both.13

Due to the characteristics of population segments, security risks are likely to rise and peak in the 2020s. This will come at a time when most of the historically great powers are likely to have military recruiting challenges along with budget problems. Jackson and Howe also worry about the effects of aging on savings rates and creativity. In a book by Mark Steyn titled America Alone,14 the author writes that the United States should do a better job exporting its values of liberty, women's rights, freedom of speech, self reliance, decentralization and responsibility. He believes this is one way the U.S. influence can make a positive impact.

Investment Implications

Change creates investment risks and opportunities. Recognizing these powerful trends and understanding when they are likely to occur could mitigate the risks and result in profitable investments.

Studies indicate that an individual's creativity, as measured by works of art, peaks between the ages of 30 and 50 and that Nobel achievements peak when people are in their 30s.15 An aging worldwide population may make innovation more scarce and consequently more highly rewarded. Innovative companies may become less subject to competition and be more highly valued in financial markets.

Small- and mid-cap companies tend to be innovative and adaptable. Many existing companies provide goods and services to growing population segments and more will emerge in the future to do so. Our analysts will continue to pursue these opportunities around the world.

The United States has excellent prospects compared to much of the rest of the developed world. Many investment analysts have tracked the baby boomer and echo baby boomer age segments, and as a result have predicted demand for goods and services such as toys, school books, automobiles, housing, leisure items and health care. Long-term demand for leisure and health care continues to appear promising, and additional opportunities may include companies producing labor saving devices and military technology. The United States stands to benefit from woes elsewhere, as highly productive people migrate here for employment and entrepreneurial opportunities, lower taxes and, in some cases, less strife.

There will continue to be investment opportunities overseas. In developed countries, companies that provide products or services to aging populations should benefit. Once the world economy recovers, capital goods suppliers to developing countries should resume growing. Developing countries that have moderate population growth and attractive climates for capitalism are likely to increase their share of world GDP and provide investment opportunities. Companies that participate in domestic growth within these countries should especially benefit.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in this essay are those of the author and not of the Columbia Wanger Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates or other divisions of Bank of America and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Jackson, Richard and Howe, Neil, The Graying of the Great Powers, (Washington, D.C., Center for Strategic & International Studies, 2008), pg. 1.

2  By popular definition, the "great powers" are the worlds most powerful countries based on wealth, military strength and population.

3  Jackson, Richard and Howe, Neil, op. cit., pgs. 39-40.

4  Ibid, pg. 179.

5  "Vladimir Putin on Raising Russia's Birth Rate," Population and Development Review 32, no. 2 (June 2006).

6  Jackson, Richard and Howe, Neil, op. cit., pg. 44.

7  The Asian Tiger countries include Hong Kong, Singapore, South Korea and Taiwan.

8  Jackson, Richard and Howe, Neil, op. cit., pgs. 155, 171, 175.

9  Ibid, pg. 42.

10  Ibid, pgs. 163-176.

11  Ibid, pgs. 122-126.

12  Ibid, pgs. 191-192.

13  Ibid, pg. 194.

14  Steyn, Mark, America Alone: The End of the World As We Know It, (Washington, D.C., Regnery Publishing, Inc., 2006), pgs. 173, 205.

15  Jackson, Richard and Howe, Neil, op. cit., pg. 111.

3

Wanger International 2008 Annual Report

Performance Review Wanger International

Louis J. Mendes III Co-Portfolio Manager	Christopher J. Olson Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waiver and reimbursement of fund expenses by the advisor or affiliates. Absent these fee waivers, or expense reimbursements, performance results may be lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Wanger International fell 45.60% in 2008. This result compares to a 47.84% drop in the S&P Global Ex-U.S. Between $500 Million and $5 Billion Index* for the year. The large-cap MSCI EAFE Index fell 43.38% for the annual period, registering the first year in nine in which large-cap international stocks outperformed small caps. The Fund's absolute return reflects the rout of equities globally, which fell victim to the deepening credit crisis and resulting contraction of business activity and discretionary consumer spending. Few regions or industry sectors were spared over the course of the year. Reported in U.S. dollars, small caps in every country with a sizeable market were off 40% or more in the Index with the exception of Japan (-22%, buoyed by the strengthening yen) and Switzerland (-35%). The same is true of individual industry sectors—with the exception of classic defensive stocks like consumer staples, health care and utilities—which all fell at least 30%.

Positive contributors to the Fund's relative performance included a handful of Japanese companies serving the domestic Japanese market. Cable television broadcaster Jupiter Telecommunications, pet food producer Unicharm PetCare and Daito Trust Construction, which plans and constructs small apartment buildings on behalf of Japanese landowners, were among this list.

In excess of 0.7% of the Fund's assets was, over the course of the year, invested in potash producers. Sociedad Quimica y Minera de Chile outperformed thanks to the potash industry's strong pricing power. The Fund took advantage of the dramatic weakness in the fourth quarter to buy another potash producer, Israel Chemicals, posting a gain in the position by year end.

The biggest losers were a highly differentiated group. Large positions in Hong Kong Exchanges and Clearing as well as Singapore Exchange tanked as trading volumes and new listing activity waned. We were also disappointed by the performance of suppliers to oil and gas producers, which we (wrongly) believed would prove resilient, even in an environment of falling energy prices. Though addressing very different areas within the sector, Fugro, Atwood Oceanics and ShawCor each fell more than 55%. Finally, Greek state lottery operator Intralot collapsed when the expiration of its crucial Turkish concession resulted in renegotiation at much less favorable terms.

The losses suffered by equity investors this year were unprecedented in the postwar period. While it is small consolation, it is noteworthy that over a five-year period, which approximates our typical investment horizon, the Fund has posted a positive annualized return of 6.56%, ahead of its benchmark index's 4.20%. For longer-term investors looking to diversify a U.S.-centric portfolio, it would also have, over that five year period, provided a diversification benefit. The annualized five-year loss on the Russell 2500 Index was 0.98% and the S&P 500 Index fell 2.19%. While economic fundamentals remain highly uncertain, and further room for pain cannot be ruled out, international small-cap stocks now trade very near the bottom of their 10-year ranges on price-to-sales and price-to-book value, measures which mitigate the effects of earnings cyclicality. This, combined with the fact that well capitalized companies with good earnings models may eventually emerge from the current turmoil in even stronger competitive positions, gives cause for some optimism, particularly for investors with a longer time horizon. We will strive to take advantage of valuation anomalies as we find them to trade up in quality and maximize the risk-adjusted expected return of the Fund.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

*Effective October 1, 2008, Standard & Poor's implemented a new naming convention for its family of indexes. Prior to the renaming, the S&P Global Ex-U.S. Between $500 Million and $5 Billion Index was known as the S&P/Citigroup Global ex-US Cap Range $500M-$5B Index. This index name change was not expected to result in any alterations to the constitution or calculation of the index and does not in any way affect the manner in which the Fund is managed or the investment objective or principal investment strategy of the Fund, which remain unchanged.

4

Wanger International 2008 Annual Report

Growth of a $10,000 Investment in
Wanger International

Total return for each period,
May 3, 1995 (inception date) through December 31, 2008

This graph compares the results of $10,000 invested in Wanger International on May 3, 1995 (the date the Fund began operations) through December 31, 2008, to the S&P Global Ex-U.S. Between $500 Million and $5 Billion Index and the S&P Global Ex-U.S. SmallCap Index, with dividends and capital gains reinvested. Performance shown here is past performance, which cannot guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Current returns for the Fund may be different than that shown. For daily and most recent month-end performance updates, please contact us at 1-888-4-WANGER.

Results to December 31, 2008

	4th quarter	1 year
Wanger International	-21.92%	-45.60%
S&P Global Ex-U.S. Between $500 Million and $5 Billion Index†	-23.02	-47.84
S&P Global Ex-U.S. SmallCap Index	-24.70	-49.85
MSCI EAFE Index	-19.95	-43.38

NAV as of 12/31/08: $20.69

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 0.98%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

†The Fund changed its primary benchmark effective January 1, 2008, because the advisor believes the S&P Global Ex-U.S. Between $500 Million and $5 Billion Index is more consistent with the market capitalization range of the companies in which the Fund invests.

The S&P Global Ex-U.S. Between $500 Million and $5 Billion Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States. The S&P Global Ex-U.S. SmallCap Index is an unmanaged index consisting of the bottom 20% of institutionally investable capital of developed and emerging countries, outside the United States. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australia and the Far East. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Top 5 Countries

As a percentage of net assets, as of 12/31/08

Japan	21.8%
United Kingdom	8.3
Netherlands	6.2
Germany	6.1
China	4.9

Top 10 Holdings

As a percentage of net assets, as of 12/31/08

1. Jupiter Telecommunications (Japan) Largest Cable Service Provider in Japan	1.9%
2. Rhoen-Klinikum (Germany) Health Care Services	1.5
3. Imtech (Netherlands) Engineering & Technical Services	1.3
4. Cephalon (United States) Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology	1.1
5. Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	1.1
6. Intertek Testing (United Kingdom) Testing, Inspection & Certification Services	1.1
7. Capita Group (United Kingdom) White Collar, Back Office Outsourcing	1.1
8. Aryzta (Ireland) Baked Goods	1.0
9. Sociedad Quimica y Minera de Chile (Chile) Producer of Specialty Fertilizers, Lithium & Iodine	1.0
10. Serco (United Kingdom) Facilities Management	1.0

5

Wanger International 2008 Annual Report

Wanger International

Statement of Investments December 31, 2008

Number of Shares		Value
	Common Stocks – 93.1%
	Europe – 39.1%
	United Kingdom – 8.3%
970,000	Intertek Testing Testing, Inspection & Certification Services	$10,987,401
1,000,000	Capita Group White Collar, Back Office Outsourcing	10,655,003
1,500,000	Serco Facilities Management	9,762,738
2,490,000	Charles Taylor (a) Insurance Services	9,084,468
950,000	Smith & Nephew Medical Equipment & Supplies	6,027,455
135,000	Randgold Resources - ADR Gold Mining in Western Africa	5,929,200
2,423,600	RPS Group Environmental Consulting & Planning	4,918,842
400,000	Rotork Valve Actuators for Oil & Water Pipelines	4,571,272
2,200,000	Begbies Traynor Financial Restructuring & Corporate Recovery Services	4,452,023
352,000	Keller Group International Ground Engineering Specialist	2,925,482
769,100	Informa Group Global Publisher & Event Organizer	2,728,822
200,000	Admiral United Kingdom Auto Insurer	2,641,666
254,000	Intermediate Capital European Provider of Mezzanine Capital	2,370,302
230,000	Tullow Oil Oil & Gas Producer	2,200,959
40,100	Chemring Defense Manufacturer of Countermeasures & Energetics	1,129,058
227,900	Northgate Light Commercial Vehicle Rental Specialist	253,140
		80,637,831
	Netherlands – 6.2%
745,000	Imtech Engineering & Technical Services	12,606,064
361,666	Koninklijke TenCate Advanced Textiles & Industrial Fabrics	8,171,420

Number of Shares		Value
435,000	QIAGEN (b) Life Science Company; DNA/RNA Purification	$7,601,833
228,600	Fugro Oilfield Services	6,562,967
542,000	Unit 4 Agresso Business & Security Software	5,989,106
102,595	Smit Internationale Harbor & Offshore Towage & Marine Services	5,045,053
367,000	Arcadis Engineering Consultant	4,838,307
668,055	Aalberts Industries Flow Control & Heat Treatment	4,772,298
125,000	Vopak World's Largest Operator of Petroleum & Chemical Storage Terminals	4,742,918
137,380	Wavin Largest European Plastic Pipe Systems Company	448,908
		60,778,874
	Germany – 6.1%
587,000	Rhoen-Klinikum Health Care Services	14,107,816
276,000	CTS Eventim Event Ticket Sales	9,313,757
178,000	Wincor Nixdorf Retail POS Systems & ATM Machines	8,486,688
66,300	Vossloh Rail Infrastructure & Diesel Locomotives	7,465,215
56,300	Rational Commercial Oven Manufacturer	6,679,564
205,000	Deutsche Beteiligungs Private Equity Investment Management	3,533,004
338,800	Elringklinger Automobile Components	3,283,069
255,000	Takkt Mail Order Retailer of Office & Warehouse Durables	2,855,482
197,000	Tognum Diesel Engines for Drive & Power Generation Systems	2,516,372

See accompanying notes to financial statements.
6

Wanger International 2008 Annual Report

Wanger International

Statement of Investments December 31, 2008

Number of Shares		Value
	Germany – 6.1% (cont)
45,700	Hamburger Hafen und Logistik Terminal Operator at the Hamburg Port	$1,522,102
		59,763,069
	France – 4.4%
481,000	SES Global Satellite Broadcasting Services	9,259,525
93,000	Neopost Postage Meter Machines	8,417,747
83,000	Iliad Alternative Internet & Telecoms Provider	7,188,945
70,500	Rubis Tank Storage & Liquefied Petroleum Gas Supplier	4,441,109
57,200	Pierre & Vacances Vacation Apartment Lets	3,038,817
60,000	Eurofins Scientific Food Screening & Testing	2,973,236
70,300	Norbert Dentressangle Transport	2,692,515
99,600	Carbone Lorraine Advanced Industrial Materials	2,486,001
88,200	Meetic (b) Dating Services	1,294,071
285,000	Hi-Media (b) Leading Online Advertiser in Europe	642,762
		42,434,728
	Switzerland – 3.1%
141,300	Kuehne & Nagel Freight Forwarding/Logistics	9,161,345
80,000	Geberit Plumbing Supplies	8,618,497
6,900	Sika Chemicals for Construction & Industrial Applications	5,871,923
27,000	Burckhardt Compression Gas Compression Pumps	3,891,920
3,900	Givaudan Fragrances & Flavors	3,072,254
		30,615,939

Number of Shares		Value
	Sweden – 2.4%
1,974,000	SWECO Engineering Consultants	$8,812,342
1,705,000	Hexagon Measurement Equipment & Polymers	8,352,000
1,500,200	Nobia Kitchen Cabinet Manufacturing & Distribution	3,241,769
2,401,800	Niscayah Group AB Commercial Security Installation & Service	2,050,828
302,985	Hexpol (b) Formulation & Production of Polymers	666,290
		23,123,229
	Ireland – 2.2%
315,000	Aryzta (b) Baked Goods	10,087,131
2,650,000	United Drug Irish Pharmaceutical Wholesaler & Outsourcer	8,212,112
161,000	Paddy Power Irish Betting Services	3,013,766
		21,313,009
	Finland – 1.6%
630,000	Poyry Engineering Consultants	6,954,665
427,000	Stockmann Department Stores in Finland, Baltics & Russia	5,860,538
661,648	Ramirent Largest Equipment Rental Company in Scandinavia & Central Eastern Europe	3,027,465
		15,842,668
	Italy – 1.0%
4,800,000	CIR Italian Holding Company	4,942,926
609,200	GranitiFiandre Innovative Stoneware	2,809,399
304,424	Credito EmilIano Italian Regional Bank	1,588,580
161,800	Cobra Automotive (b) Electronic Car Theft Protection	522,075
		9,862,980

See accompanying notes to financial statements.
7

Wanger International 2008 Annual Report

Wanger International

Statement of Investments December 31, 2008

Number of Shares		Value
	Poland – 1.0%
315,000	Central European Distribution (b) Vodka Production & Alcohol Distribution	$6,205,500
21,800	ING Bank Slaski Polish Universal Bank	3,170,668
		9,376,168
	Spain 0.7%
133,000	Red Electrica de Espana Spanish Power Grid	6,738,111
	Greece 0.7%
1,521,000	Intralot Lottery & Gaming Systems & Services	6,352,226
	Czech Republic 0.6%
37,000	Komercni Banka Leading Czech Universal Bank	5,751,653
	Denmark 0.5%
66,000	Novozymes Industrial Enzymes	5,258,132
	Russia 0.3%
235,000	Novolipetsk Steel - GDR Vertically Integrated Steel Producer, Mini Mill Operator & Scrap Collector	2,397,000
109,300	RosBusinessConsulting - ADR (b) Financial Information, Media & IT Services in Russia	232,099
		2,629,099
	Total Europe	380,477,716
	Asia – 38.4%
	Japan – 21.8%
17,500	Jupiter Telecommunications Largest Cable Service Provider in Japan	18,237,960
2,155,000	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	11,013,605
900,000	Kamigumi Port Cargo Handling & Logistics	8,059,907
1,600	Osaka Securities Exchange Osaka Securities Exchange	7,113,591

Number of Shares		Value
188,000	Unicharm PetCare Pet Food & Pet Toiletries	$6,974,046
235,000	Aeon Delight Facility Maintenance & Management	6,822,088
590	Nippon Building Fund Office REIT	6,475,775
120,000	Daito Trust Construction Apartment Builder	6,283,353
138,400	Benesse Education Service Provider	6,048,847
1,200	Orix JREIT Diversified REIT	5,724,722
281,800	Glory Currency Handling Systems & Related Equipment	5,511,645
285,000	Aeon Mall Suburban Shopping Mall Developer, Owner & Operator	5,502,158
26,000	Keyence Sensors & Measuring Devices for Automation	5,323,659
96,300	Point Apparel Specialty Retailer	5,299,879
255,000	Ibiden Electronic Parts & Ceramics	5,256,712
371,000	Rohto Pharmaceutical Health & Beauty Products	5,157,013
222,000	Ain Pharmaciez Dispensing Pharmacy/Drugstore Operator	4,913,672
1,000,000	Chuo Mitsui Trust Holdings Trust Bank	4,887,129
593,800	Asics Footwear & Apparel	4,788,097
480,000	Suruga Bank Regional Bank	4,753,825
238,500	Kintetsu World Express Airfreight Logistics	4,701,314
185,000	Miura Industrial Boiler	4,578,182
93,000	Ryohin Keikaku Specialty Retail	4,408,963
348,100	Yusen Air & Sea Service Airfreight Logistics	4,404,196

See accompanying notes to financial statements.
8

Wanger International 2008 Annual Report

Wanger International

Statement of Investments December 31, 2008

Number of Shares		Value
	Japan – 21.8% (cont)
1,000	Fukuoka Diversified REIT in Fukuoka	$4,027,637
300,000	Ushio Industrial Light Sources	3,955,078
104,000	SYSMEX In Vitro Diagnostics (IVD) Equipment & Reagent Manufacturer	3,818,252
185,000	Hamamatsu Photonics Optical Sensors for Medical & Industrial Applications	3,580,682
160,000	Makita Power Tools	3,568,505
56,000	Nakanishi Dental Tools & Machinery	3,545,057
780,000	Topcon Positioning & Medical Instrument	3,411,572
420,000	Cosel Industrial Standard Switching Power Supply System	3,385,925
300,000	NGK Insulators Ceramic, Power & Electronics Parts	3,376,369
142,200	Union Tool Precision Drill Bit Manufacturer	3,246,618
164,100	As One Scientific Supplies Distributor	3,177,760
3,309	Wacom Computer Graphic Illustration Devices	2,927,323
54,300	USS Used Car Auctioneer	2,873,008
201,300	T. Hasegawa Industrial Flavors & Fragrances	2,711,804
700	Seven Bank ATM Processing Services	2,677,677
207,000	Zenrin Map Content Publisher	2,532,275
210,000	Tamron Camera Lens Maker	1,856,464
1,500	Nippon Residential Investment Residential REIT	1,390,552
34,100	Toyo Tanso Carbon & Graphite Products for Industrial Use	1,313,785

Number of Shares		Value
34,000	Tsumura Traditional Chinese/Japanese Herbal Rx Drugs (Kampo)	$1,261,212
550	Japan Pure Chemical Precious Metal Plating Chemicals for Electronics	1,234,311
41,700	FCC Auto/Motorcycle Clutches	352,200
		212,464,404
	China – 4.9%
11,524,000	Jiangsu Expressway Chinese Toll Road Operator	8,540,241
9,452,700	China Green Agricultural Grower & Processor in China	7,555,859
8,355,000	Hopewell Highway Infrastructure Guangdong Tollroad Leading to Hong Kong & Macau	4,659,274
258,000	Mindray - ADR Medical Device Manufacturer	4,644,000
4,269,000	China Shipping Development China's Dominant Shipper for Oil & Coal	4,296,783
3,500,000	China Yurun Food Meat Processor in China	4,140,948
17,899,000	Sinotrans Largest Integrated Logistics Player in China	3,491,462
4,580,000	Fu Ji Food & Catering Services Food Catering Service Provider in China	2,451,248
335,000	VisionChina Media - ADR (b) Advertising on Digital Screens in China's Mass Transit System	1,829,100
94,000	ZhongDe Waste Technology Solid Municipal Waste & Medical Waste Incinerator Manufacturer	1,823,597
10,500,000	Xinyu Hengdeli High-end Watch Retailer in China	1,638,772
50,000,000	RexCapital Finance (b) Chinese Lottery	1,207,169
660,300	Shandong Weigao Vertical Integrated Hospital Consumable Manufacturer	1,005,326
		47,283,779

See accompanying notes to financial statements.
9

Wanger International 2008 Annual Report

Wanger International

Statement of Investments December 31, 2008

Number of Shares		Value
	Singapore – 3.2%
2,290,000	Singapore Exchange Singapore Equity & Derivatives Market Operator	$8,205,033
6,050,000	ComfortDelGro Taxi & Mass Transit Service	6,124,368
7,000,000	OLAM Agriculture Supply Chain Manager	5,640,404
23,018,800	Mapletree Logistics Asian Logistics Landlord	5,637,293
10,000,000	CDL Hospitality Trust Singapore Hotel Operator	5,117,113
		30,724,211
	South Korea – 2.7%
389,930	Woongjin Coway (b) South Korean Household Appliance Rental Service Provider	8,377,569
120,000	Taewoong Player in the Niche Customized Forging Market	7,440,749
49,800	MegaStudy (b) Online Education Service Provider	7,346,938
305,000	Sung Kwang Bend (b) Large Customized Industrial Pipe Fitting Manufacturer	3,115,904
		26,281,160
	Hong Kong – 2.3%
1,000,000	Hong Kong Exchanges and Clearing Hong Kong Equity & Derivatives Market Operator	9,587,316
5,600,000	Lifestyle International Mid to High-end Department Store Operator in Hong Kong & China	5,709,473
550,000	Hong Kong Aircraft Engineering Aircraft Maintenence, Repair & Overhaul Operator	4,542,277
20,651,900	NagaCorp Monopoly Casino in Central Cambodia	2,858,693

Number of Shares		Value
8,507,800	Global Digital Creations (b) Digital Cinema Solution Provider/Network Operator	$109,775
		22,807,534
	Taiwan – 1.5%
614,000	Formosa International Hotels Hotel, Food & Beverage Operation & Hospitality Management Services	6,172,428
2,292,000	President Chain Store Taiwan's Number One Convenience Chain Store Operator	5,503,901
1,971,834	Everlight Electronics LED Packager	2,632,504
837,112	Wah Lee Industrial Distributor of Chemicals, Materials & Equipment	534,102
		14,842,935
	India – 1.4%
300,000	Housing Development Finance Indian Mortgage Lender	9,357,374
230,000	Asian Paints India's Largest Paint Company	4,280,766
		13,638,140
	Indonesia – 0.6%
29,757,900	Perusahaan Gas Negara Gas Pipeline Operator	5,380,747
	Total Asia	373,422,910
	Other Countries – 10.9%
	United States – 3.2%
145,000	Cephalon (b) Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology	11,170,800
378,000	Atwood Oceanics (b) Offshore Drilling Contractor	5,775,840
250,000	BioMarin (b) Biotech Focused on Orphan Diseases	4,450,000

See accompanying notes to financial statements.
10

Wanger International 2008 Annual Report

Wanger International

Statement of Investments December 31, 2008

Number of Shares		Value
	United States – 3.2% (cont)
116,000	Alexion Pharmaceuticals (b) Biotech Focused on Orphan Diseases	$4,198,040
135,000	FMC Technologies (b) Oil & Gas Wellhead Manufacturer	3,217,050
41,900	Oceaneering International (b) Provider of Sub-sea Services & Manufactured Products	1,220,966
35,000	Bristow (b) Largest Provider of Helicopter Services to Offshore Oil & Gas Producers	937,650
100,000	Tesco (b) Developing New Well Drilling Technologies	714,000
		31,684,346
	Australia – 2.4%
1,983,333	Sino Gold (b) Gold Mining in The People's Republic of China	6,949,801
238,000	Perpetual Trustees Mutual Fund Management	6,205,866
959,000	Billabong International Action Sports Apparel Brand Manager	5,362,987
216,000	Australian Stock Exchange Australian Equity & Derivatives Market Operator	5,043,794
		23,562,448
	South Africa – 2.4%
518,000	Naspers Media & Education in Africa & Other Emerging Markets	9,415,712
484,000	Impala Platinum Holdings Platinum Group Metals Mining & Refining	7,141,305
1,530,000	Mr. Price South African Retailer of Apparel, Household Goods & Sporting Goods	4,111,379
1,575,000	Uranium One (b) Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.	2,283,718
		22,952,114

Number of Shares		Value
	Canada – 1.5%
580,000	ShawCor Oil & Gas Pipeline Products	$8,649,494
227,000	CCL Leading Global Label Manufacturer	4,597,003
250,000	Ivanhoe Mines (b) Copper Mine Project in Mongolia	662,211
725,700	Horizon North Logistics (b) Provides Diversified Oil Service Offering in Northern Canada	511,429
477,700	UTS Energy (b) Operator of Canadian Oil Sands Mines	309,567
91,100	Xtreme Coil Drilling (b) Land Driller with New Generation Drilling Technology	113,644
		14,843,348
	Israel – 0.7%
960,000	Israel Chemicals Producer of Potash, Phosphates, Bromine & Specialty Chemicals	6,711,810
	New Zealand – 0.5%
2,797,560	Sky City Entertainment Casino/Entertainment Complex	5,123,765
	Kazakhstan – 0.2%
490,000	Halyk Savings Bank of Kazakhstan – GDR Largest Retail Bank in Kazakhstan	1,556,886
	Total Other Countries	106,434,717
	Latin America – 4.7%
	Brazil – 2.3%
1,445,000	Suzano (b) Brazilian Pulp & Paper Producer	7,592,392
900,000	Porto Seguro Auto & Life Insurance	5,085,973
1,543,600	Localiza Rent A Car Car Rental	4,773,053
500,000	Natura Cosmeticos Direct Retailer of Cosmetics	4,116,534
		21,567,952

See accompanying notes to financial statements.
11

Wanger International 2008 Annual Report

Wanger International

Statement of Investments December 31, 2008

Number of Shares or Principal Amount		Value
	Mexico – 1.4%
230,000	Grupo Aeroportuario del Surest – ADR Cancun & Cozumel Airport Operator	$8,597,400
3,500,000	Urbi Desarrollos Urbanos (b) Affordable Housing Builder	4,776,690
780,121	Financiera Independencia Mexican Micro-finance Lender	394,328
		13,768,418
	Chile – 1.0%
404,000	Sociedad Quimica y Minera de Chile – ADR Producer of Specialty Fertilizers, Lithium & Iodine	9,853,560
	Total Latin America	45,189,930
Total Common Stocks (Cost: $1,051,125,092) – 93.1%		905,525,273
Short-Term Obligations – 6.3%
	Repurchase Agreement 5.8%
$56,662,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/08, due 1/02/09 at 0.010%, collateralized by a U.S. Government Agency Obligation, maturing 11/17/15, market value $57,797,644 (repurchase proceeds $56,662,031)	56,662,000
	Commercial Paper – 0.5%
4,600,000	Toyota Motor Credit 0.55% due 1/23/09	4,598,454
Total Short-Term Obligations (Cost: $61,260,454)		61,260,454
Total Investments (Cost: $1,112,385,546) – 99.4% (c)(d)		966,785,727
Cash and Other Assets Less Liabilities – 0.6%		6,073,870
Total Net Assets – 100.0%		$972,859,597

Notes to Statement of Investments:

(a)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in this affiliated company during the twelve months ended December 31, 2008 are as follows:

Balance of Affiliate	Shares Held at 12/31/07	Purchases/ Additions	Balance of Sales/ Reductions	Shares Held at 12/31/08	Value	Dividend
Charles Taylor	2,300,000	190,000	—	2,490,000	$9,084,468	$591,791

The aggregate cost and value of this company at December 31, 2008, were $13,062,350 and $9,084,468, respectively. Investments in the affiliated company represented 0.9% of total net assets at December 31, 2008.

(b)  Non-income producing security.

(c)  At December 31, 2008, for federal income tax purposes cost of investments was $1,116,701,434 and net unrealized depreciation was $149,915,707 consisting of gross unrealized appreciation of $152,786,304 and gross unrealized depreciation of $302,702,011.

(d)  On December 31, 2008, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$224,909,262	23.1
Japanese Yen	212,464,404	21.8
U.S. Dollar	134,189,545	13.8
British Pound	74,708,631	7.7
Hong Kong Dollar	61,794,616	6.4
Other currencies less than 5% of total net assets	258,719,269	26.6
Cash and other assets less liabilities	6,073,870	0.6
	$972,859,597	100.0

At December 31, 2008, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Contracts to Buy	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation
AUD	4,662,005	$3,000,000	1/09/09	$248,889
AUD	4,666,356	3,000,000	2/10/09	240,620
AUD	4,606,526	3,000,000	3/10/09	191,303
CAD	3,721,800	3,000,000	1/09/09	14,471
CAD	3,717,600	3,000,000	2/10/09	10,244
CAD	3,785,280	3,000,000	3/10/09	66,464
JPY	288,030,000	3,000,000	1/09/09	177,579
JPY	287,475,000	3,000,000	2/10/09	173,527
JPY	275,160,000	3,000,000	3/10/09	39,389
		$27,000,000		$1,162,486
Forward Foreign Currency Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Depreciation
EUR	7,013,442	$9,000,000	1/09/09	$(747,272)
EUR	7,013,169	9,000,000	2/10/09	(733,629)
EUR	6,981,615	9,000,000	3/10/09	(682,263)
		$27,000,000		$(2,163,164)

The counterparty for all forward foreign currency contracts is State Street Bank and Trust Company.

ADR = American Depositary Receipts

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

GDR = Global Depositary Receipts

JPY = Japanese Yen

See accompanying notes to financial statements.
12

Wanger International 2008 Annual Report

Wanger International

Portfolio Diversification December 31, 2008

At December 31, 2008, the Fund's portfolio investments as a percentage of net assets was diversified as follows:

	Value	Percentage of Net Assets
Industrial Goods & Services
Other Industrial Services	$76,810,524	7.8
Industrial Materials & Specialty Chemicals	70,728,734	7.3
Machinery	61,003,692	6.3
Outsourcing Services	32,904,389	3.4
Conglomerates	18,348,304	1.9
Construction	17,827,332	1.8
Electrical Components	15,107,506	1.6
Industrial Distribution	3,177,760	0.3
Steel	2,397,000	0.2
Waste Management	1,823,597	0.2
	300,128,838	30.8
Consumer Goods & Services
Other Consumer Services	31,815,715	3.3
Retail	31,378,723	3.2
Food & Beverage	24,235,186	2.5
Nondurables	20,844,597	2.1
Casinos & Gaming	18,555,619	1.9
Apparel	16,011,622	1.7
Other Entertainment	15,486,186	1.6
Consumer Goods Distribution	9,078,508	0.9
Travel	4,773,053	0.5
Furniture & Textiles	3,241,769	0.3
Consumer Electronics	1,856,464	0.2
Other Durable Goods	874,275	0.1
Leisure Products	109,775	0.0	*
	178,261,492	18.3
Information
CATV	18,237,960	1.9
Financial Processors	17,792,349	1.8
Instrumentation	15,344,254	1.6
Computer Hardware & Related Equipment	11,414,011	1.2
TV Broadcasting	9,415,712	1.0
Satellite Broadcasting & Services	9,259,525	1.0
Internet Related	7,188,945	0.7
Business Software	5,989,106	0.6
Publishing	5,261,098	0.5
Business Information & Marketing Services	4,918,842	0.5
Semiconductors & Related Equipment	2,632,504	0.3
Advertising	2,471,861	0.2
Electronics Distribution	534,102	0.1
Computer Services	232,099	0.0	*
	110,692,368	11.4

	Value	Percentage of Net Assets
Other Industries
Transportation	$51,507,004	5.3
Real Estate	33,149,782	3.4
Regulated Utilities	6,738,111	0.7
	91,394,897	9.4
Finance
Banks	24,386,419	2.5
Insurance	16,812,107	1.7
Brokerage & Money Management	14,782,664	1.5
Finance Companies	14,330,243	1.5
Savings & Loans	9,357,374	1.0
	79,668,807	8.2
Energy & Minerals
Oil Services	27,703,040	2.8
Mining	22,966,236	2.4
Oil Refining, Marketing & Distribution	14,564,774	1.5
Agricultural Commodities	7,592,392	0.8
Oil & Gas Producers	2,510,526	0.3
	75,336,968	7.8
Health Care
Medical Equipment & Devices	23,238,129	2.4
Pharmaceuticals	20,644,125	2.1
Health Care Services	14,107,816	1.4
Medical Supplies	7,601,833	0.8
Biotechnology & Drug Delivery	4,450,000	0.5
	70,041,903	7.2
Total Common Stocks	905,525,273	93.1
Short-Term Obligations	61,260,454	6.3
Total Investments	966,785,727	99.4
Cash and Other Assets Less Liabilities	6,073,870	0.6
Net Assets	$972,859,597	100.0

*  Represents less than 0.1% of Net Assets.

See accompanying notes to financial statements.
13

Wanger International 2008 Annual Report

Statement of Assets and Liabilities
December 31, 2008

Assets:
Unaffiliated investments, at cost	$1,099,323,196
Affiliated investments, at cost (See Note 4)	13,062,350
Unaffiliated investments, at value	$957,701,259
Affiliated investments, at value (See Note 4)	9,084,468
Cash	513
Foreign currency (cost of $5,249,359)	5,203,259
Unrealized appreciation on forward foreign currency exchange contracts	1,162,486
Receivable for:
Investments sold	3,845,714
Fund shares sold	567,750
Interest	16
Dividends	801,530
Foreign tax reclaims	432,218
Trustees' deferred compensation plan	60,783
Other assets	7,289
Total Assets	978,867,285
Liabilities:
Payable for:
Investments purchased	2,468,072
Fund shares repurchased	328,566
Investment advisory fee	690,382
Administration fee	38,943
Transfer agent fee	39
Trustees' fees	23
Custody fee	75,001
Reports to shareholders	142,699
Chief compliance officer expenses	2,651
Unrealized depreciation on forward foreign currency exchange contracts	2,163,164
Trustees' deferred compensation plan	60,783
Other liabilities	37,365
Total Liabilities	6,007,688
Net Assets	$972,859,597
Composition of Net Assets:
Paid-in capital	$1,192,724,765
Unistributed net investment income	21,403,852
Accumulated net realized loss	(94,657,959)
Net unrealized appreciation (depreciation) on:
Investments	(145,599,819)
Foreign currency translations	(1,011,242)
Net Assets	$972,859,597
Fund Shares Outstanding	47,017,075
Net asset value, offering price and redemption price per share	$20.69

Statement of Operations
For the Year Ended December 31, 2008

Investment Income:
Dividends (net of foreign taxes withheld of $2,875,154)	$34,436,453
Dividends from affiliates	591,791
Interest income	1,367,590
Securities lending income	1,366
Total Investment Income	36,397,200
Expenses:
Investment advisory fee	11,319,138
Administration fee	677,584
Transfer agent fee	436
Trustees' fees	79,179
Custody fee	1,022,733
Chief compliance officer expenses (See Note 4)	41,338
Other expenses (See Note 5)	618,684
Total Expenses	13,759,092
Custody earnings credit	(254)
Net Expenses	13,758,838
Net Investment Income	22,638,362
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized loss on:
Investments	(93,784,078)
Foreign currency transactions	(1,119,603)
Net realized loss	(94,903,681)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(683,923,973)
Affiliated investments (See Note 4)	(6,797,085)
Foreign currency translations	(1,036,204)
Net change in unrealized appreciation (depreciation)	(691,757,262)
Net Loss	(786,660,943)
Net Decrease in Net Assets from Operations	$(764,022,581)

See accompanying notes to financial statements.
14

Wanger International 2008 Annual Report

Statement of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$22,638,362	$14,347,527
Net realized gain (loss) on investments and foreign currency transactions	(94,903,681)	201,504,078
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(691,757,262)	28,586,493
Net Increase (Decrease) in Net Assets from Operations	(764,022,581)	244,438,098
Distributions to Shareholders:
From net investment income	(12,975,444)	(13,868,748)
From net realized gains	(196,263,094)	(124,882,759)
Total Distributions to Shareholders	(209,238,538)	(138,751,507)
Share Transactions:
Subscriptions	220,199,859	135,196,260
Distributions reinvested	209,238,538	138,751,507
Redemptions	(176,692,026)	(166,382,832)
Net Increase from Share Transactions	252,746,371	107,564,935
Total Increase (Decrease) in Net Assets	(720,514,748)	213,251,526
Net Assets:
Beginning of period	1,693,374,345	1,480,122,819
End of period	$972,859,597	$1,693,374,345
Undistributed net investment income at end of period	$21,403,852	$12,198,734

See accompanying notes to financial statements.
15

Wanger International 2008 Annual Report

Financial Highlights

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2008	2007	2006		2005		2004
Net Asset Value, Beginning of Period	$44.04	$41.77	$30.63		$25.46		$19.68
Income from Investment Operations:
Net investment income (a)	0.52	0.37	0.29		0.25		0.13
Net realized and unrealized gain (loss) on investments and foreign currency	(18.37)	5.80	11.04		5.20		5.80
Total from Investment Operations	(17.85)	6.17	11.33		5.45		5.93
Less Distributions to Shareholders:
From net investment income	(0.34)	(0.39)	(0.19)		(0.28)		(0.15)
From net realized gains	(5.16)	(3.51)	—		—		—
Total Distributions to Shareholders	(5.50)	(3.90)	(0.19)		(0.28)		(0.15)
Net Asset Value, End of Period	$20.69	$44.04	$41.77		$30.63		$25.46
Total Return (b)	(45.60)%	16.31%	37.16%		21.53	%(c)	30.27%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	1.02%	0.99%	1.01%		1.13%		1.36%
Interest expense	—	—	0.00	%(e)	—		—
Net expenses (d)	1.02%	0.99%	1.01%		1.13%		1.36%
Net investment income (d)	1.67%	0.87%	0.81%		0.92%		0.59%
Waiver	—	—	—		0.02%		—
Portfolio turnover rate	36%	35%	41%		24%		47%
Net assets, end of period (000's)	$972,860	$1,693,374	$1,480,123		$973,257		$606,773

(a)  Net investment income per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions are reinvested.

(c)  Had the investment advisor not waived a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See accompanying notes to financial statements.
16

Wanger International 2008 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger International (the "Fund"), is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

Effective June 1, 2008, Wanger International Small Cap was renamed Wanger International.

2.  Significant Accounting Policies

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Fund would typically invest and how they are classified within this SFAS 157 hierarchy are as follows. Typical level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Typical level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of December 31, 2008, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$93,438,191	$—
Level 2—Other Significant Observable Inputs	873,237,761	(1,000,678)
Level 3—Significant Unobservable Inputs	109,775	—
Total	$966,785,727	$(1,000,678)

*  Other financial instruments consist of forward foreign currency exchange contracts, which are not included in the investment portfolio.

The following table reconciles assets balances for the year ended December 31, 2008, in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of December 31, 2007	$0	$—
Accretion of Discounts/Amortization of Premiums	—	—
Realized Gain/(Loss)	—	—
Change in Unrealized Appreciation	1,630	—
Net Purchases (Sales)	—	—
Transfers In or Out of Level 3	108,145	—
Balance as of December 31, 2008	$109,775	$—

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Forward foreign currency exchange contracts

A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Forward foreign currency exchange contracts are valued at the interpolated forward exchange rate of the underlying currencies and any market gain or loss, arising from the difference between the original value and the current value of such contract, is included as a component of unrealized gain/(loss) on the Statement of Operations. Open forward foreign currency, if any, contracts are disclosed in the Notes to the Statement of Investments. As forward foreign currency exchange contracts are closed the resulting gain or loss, arising from the difference between the original value of the contract and the closing value of such contract, is included as a component of realized gain/loss on the Statement of Operations.

A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and

17

Wanger International 2008 Annual Report

Notes to Financial Statements, continued

Liabilities. In addition, a Fund could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Securities lending

The Fund may lend up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retained the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also received a fee for the loan. The Fund had the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan was collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities was determined at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The collateral was invested in the Dreyfus Government Cash Management Fund and the income earned was paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and borrower rebates. Generally, in the event of borrower default, the Fund had the right to use the collateral to offset any losses incurred. In the event the Fund was delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bore the risk of loss with respect to the investment of collateral.

The Fund began lending securities in the third quarter of 2008. Due to the turmoil in the financial markets, the Fund suspended securities lending activities on September 17, 2008. No new loans were made after that date and notice was given to the Fund's lending agent to recall the securities on loan. Resumption of securities lending may be reconsidered as market conditions improve. The net lending income earned in 2008 by the Fund is included in the Statement of Operations.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

18

Wanger International 2008 Annual Report

Notes to Financial Statements, continued

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and passive foreign investment companies ("PFIC") adjustments were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(457,800)	$457,801	$(1)

Net investment income and net realized gains/(losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 were as follows:

	December 31, 2008	December 31, 2007
Distributions paid from:
Ordinary Income*	$35,894,096	$27,006,414
Long-Term Capital Gains	173,344,442	111,745,093

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$21,618,204	$—	$(149,915,707)

*  The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales, foreign currency transactions and PFIC adjustments.

The following capital loss carryforwards, determined as of December 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$28,082,656

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2008, post-October capital losses of $63,472,582 attributed to security transactions were deferred to January 1, 2009.

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.  Transactions With Affiliates

Columbia Wanger Asset Management, L.P. ("CWAM") is a wholly owned subsidiary of Columbia Management Group, LLC, ("Columbia Management") which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Under the Fund's investment advisory agreement, management fees are accrued daily based on the Fund's average daily net assets and paid monthlyto CWAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.10%
$100 million to $250 million	0.95%
$250 million to $500 million	0.90%
$500 million to $1 billion	0.80%
$1 billion and over	0.72%

For the year ended December 31, 2008, the Fund's effective investment advisory fee rate was 0.84% of average daily net assets.

CWAM provides administrative services and receives an administration fee from the Fund. Effective August 1, 2008, CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

Prior to August 1, 2008, administration fees were accrued daily and paid monthly to CWAM at the annual rate of 0.05%.

For the year ended December 31, 2008, the Fund's effective administration fee rate was 0.05% of average daily net assets.

CWAM has delegated to Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of BOA, the responsibility for certain administrative services.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

19

Wanger International 2008 Annual Report

Notes to Financial Statements, continued

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation from the Fund for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. On December 31, 2008, the Fund held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented in the Notes to the Statement of Investments on page 12.

During the year ended December 31, 2008, the Fund engaged in purchase and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $2,877,573 and $480,001, respectively.

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the year ended December 31, 2008. The Trust enters into this line of credit for one year durations. The Trust has already secured the line of credit for the entire year of 2009.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year Ended December 31, 2008	Year Ended December 31, 2007
Shares sold	8,261,042	3,172,392
Shares issued in reinvestment of dividend distributions	6,005,699	3,669,704
Less shares redeemed	(5,704,494)	(3,823,176)
Net increase in shares outstanding	8,562,247	3,018,920

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2008 were $530,112,776 and $471,209,030, respectively.

8.  Legal Proceedings

CWAM, Columbia Acorn Trust (another mutual fund family advised by CWAM), and the trustees of Colombia Acorn Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against the Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

Columbia Acorn Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that Columbia Acorn Trust and CWAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the fund's securities had occurred after foreign markets had closed but before the calculation of the funds' net asset value ("NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of the Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

Columbia Acorn Trust and CWAM intend to defend these suits vigorously. CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Fund.

20

Wanger International 2008 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger International,

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger International (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 16, 2009

21

Wanger International 2008 Annual Report

Federal Income Tax Information (Unaudited)

Foreign taxes paid during the fiscal year ended December 31, 2008 of $2,875,154 ($0.06 per share) are expected to be passed through to shareholders. This entire amount will be eligible for shareholders to claim as a foreign tax credit.

Gross income derived from sources within foreign countries was $37,886,134 ($0.81 per share) for the fiscal year ended December 31, 2008.

0.80% of the ordinary income distributed by the Fund, for the year ended December 31, 2008 qualified for the corporate dividends received deduction.

22

Wanger International 2008 Annual Report

Excerpt from:

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

May 2008

23

Wanger International 2008 Annual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the second year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn funds," "WAT funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the advisor to the Funds, has proposed that the Trusts continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2007 Evaluation

This is the third annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years. Last year's evaluation is referred to here as the "2007 Study."

Process and Independence

The objectives of the Order are to insure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, advisor profitability, and other information. The Board evaluated this information thoroughly. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the advisor.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in the 2007 Study. The Contract Committee gave particular emphasis to the issue of whether economies of scale were appropriately reflected in the Funds' fee schedules. The Board accepted and implemented several of the recommendations in this area contained in the 2007 Study.

24

Wanger International 2008 Annual Report

My evaluation of the advisory contract was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisors. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels, as modified thereafter, in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic WAT Funds generally have achieved good to outstanding performance over the past five years. Wanger Select has, however, suffered a precipitous decline in ranking relative to its peers for the past year, and this trend merits the Trustees' continued attention. The international WAT Funds have relatively weaker relative long term records than do the domestic funds. All the WAT Funds, however, outperform their benchmarks, expose shareholders to less risk than competitors and achieve positive "alpha," a recognized measure of the added value of an investment manager.

2.  Management Fees relative to Peers. Management fees vary by WAT Fund, but, in general, the WAT Funds impose higher fees than competing funds. Wanger Select and Wanger USA in particular were ranked by both Lipper and Morningstar at or below the median, and therefore impose higher fees than do the majority of their competitors.

3.  Administrative Fees. The WAT Funds' administrative fees appear competitive in relation to their peers, and CWAM provides excellent administrative support for all the WAT Funds. There are clear advantages to retaining the advisor and its affiliates to perform these services. However, while economies of scale exist above current asset levels, the WAT Funds' administrative fee schedule provides no breakpoints.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the WAT Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the WAT Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and have increased dramatically in the past year. CWAM's affiliates report operating losses and therefore do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the WAT Funds.

6.  Profit Margins. CWAM's pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the WAT Funds get larger. The Board has recently imposed additional breakpoints for some of the WAT Funds that will result in greater sharing of economies of scale.

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Funds. Several areas merit comment.

  a.  Capacity. The WAT Funds have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

9.  Process. In my opinion, the process of negotiating an advisory contract for the WAT Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of Fund shareholders.

25

Wanger International 2008 Annual Report

Recommendations

I believe the Trustees should:

1.  Consider the addition of breakpoints to the WAT administrative fee contract to reflect the economies of scale present in performing these services, and, in fashioning those breakpoints, to consider the efficiencies achieved by CWAM by supporting both Trusts with the same staff performing largely identical tasks.

2.  Focus their review on the WAT Funds' management fee levels in relation to their peers, in particular the fees paid by Wanger USA and Wanger Select.

3.  Monitor Wanger Select to ensure that its long term performance is sustained.

Robert P. Scales
May 27, 2008

26

Wanger International 2008 Annual Report

Board Approval of the Advisory Agreement

Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, L.P. ("CWAM") under which CWAM manages the Columbia Wanger Family of Funds (the "Funds"). The trustees of the Trust, more than seventy five percent of whom have never been affiliated with CWAM (the "Independent Trustees"), oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for each Fund.The Contract Committee of the board of trustees (the "Committee"), which is comprised of six Independent Trustees, makes recommendations to the board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full board of trustees determines whether to approve continuation of the Advisory Agreement. The board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, and meets at least quarterly with CWAM's portfolio managers.

In connection with their most recent consideration of the Advisory Agreement for each Fund, the Committee and all trustees received and reviewed a substantial amount of information provided by CWAM in response to requests from the Independent Trustees and their independent legal counsel. As they considered the Advisory Agreement, the Independent Trustees were advised by independent legal counsel. At each meeting where the Committee or the Independent Trustees considered the Advisory Agreement, they met with management and also met in separate executive session with their independent legal counsel.

The materials reviewed by the Committee and the trustees included, among other items, (i) information on the investment performance of each Fund and its peer groups and performance benchmarks, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee "breakpoints," (iii) data on sales and redemptions of Fund shares and (iv) information on the profitability to CWAM, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds. The trustees also considered other information such as (i) CWAM's financial condition, (ii) each Fund's investment objective and strategies, (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay for research products and services, (v) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and (vi) the economic outlook generally and for the mutual fund industry in particular. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation (the "Fee Evaluation") prepared by the Trust's chief compliance officer, who also serves as the Trust's "Senior Officer," as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. A summary of the Fee Evaluation is included in this report. Throughout the annual contract renewal process, the trustees had the opportunity to ask questions of and request additional materials from CWAM.

The Committee held meetings in May and June 2008 and reported its recommendations to the full board of trustees. On June 11, 2008, the board of trustees unanimously approved continuation through July 31, 2009 of (i) the Advisory Agreement and (ii) the Trust's administrative services agreement with CWAM (the "Administration Agreement"), as amended to reflect the recommendation of the Committee that, effective August 1, 2008, the Trust shall pay CWAM for its services under the agreement a fee accrued daily and paid monthly at the following annual rates, as a percentage of the Trust's aggregate average daily net assets: 0.05% on the first $4 billion; 0.04% on $4 - 6 billion; 0.03% on $6 - 8 billion; and 0.02% on assets over $8 billion.

In considering the continuation of the Advisory Agreement and the continuation of the amended Administration Agreement, the trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the trustees' determination to approve the continuation of the Advisory Agreement and the amended Administration Agreement are discussed separately below.

Nature, quality and extent of services. The trustees reviewed the nature, quality and extent of the services of CWAM and its affiliates to the Funds, taking into account the investment objective and strategy of each Fund and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Funds. The trustees also considered other services provided to the Funds by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services for the board of trustees and committees of the board; communicating with shareholders; serving as the Funds' administrator; and overseeing the activities of the Funds' other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to each Fund were appropriate and consistent with the terms of the Advisory Agreement and the Administration Agreement, and that the quality of those services had been consistent with or superior to quality norms in the industry. The trustees further concluded that the Funds were likely to benefit from the continued provision of those services by CWAM to the Funds. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and had demonstrated its continuing ability to attract and retain well qualified personnel.

Performance of the Funds. At various meetings of the board of trustees, the Committee and the investment performance committee of the board, the trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). On the domestic side, the trustees discussed how Wanger USA had exceeded its peer category average and beat its primary benchmark for the five year period, according to Morningstar, noting that Lipper's rankings of Wanger USA was somewhat lower than Morningstar's. Wanger Select had a particularly difficult performance year during 2007, which the trustees acknowledged. The trustees also reviewed the performance of the international Funds, discussing how both Wanger International and Wanger International Select continued to outperform their benchmarks over the five year period, but not the majority of their peer groups established by Lipper and Morningstar. During the annual contract renewal process, the trustees concluded that, although past performance is not necessarily indicative of future results, the Funds' strong overall longer-term performance record was an important factor in the their evaluation of the quality of services provided by CWAM under the Advisory Agreement.

Costs of Services and Profits Realized by CWAM. At various Committee and board of trustees meetings and other informal meetings, the trustees examined detailed information on the fees and expenses of each Fund in comparison to information for other comparable funds provided by Lipper and Morningstar. As noted in the Fee Evaluation, the contractual rates of investment advisory fees and the actual advisory fees paid by Wanger Select and Wanger USA were higher than the median advisory fee rates of their

27

Wanger International 2008 Annual Report

respective peer groups. The trustees also considered the advisory fees of the Funds relative to those of the series of Columbia Acorn Trust ("Acorn"), a group of funds with similar investment strategies also overseen by the trustees and managed by CWAM. The trustees noted that the Funds' advisory fees were comparable to those of the Acorn funds.

The trustees reviewed the analysis of the profitability of CWAM in serving as each Fund's investment advisor and of CWAM and its affiliates in their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units, each of which was included in the Fee Evaluation. The trustees considered the methodology used by CWAM in determining compensation payable to portfolio managers and the competitive market for investment management talent. They discussed how profitability comparisons among fund managers are not very meaningful due to the small number of publicly owned managers, and how the profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and cost of capital.

The trustees also reviewed the advisory fees charged by CWAM for managing other investment companies, sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. CWAM's institutional separate account fees for various investment strategies were examined and in some cases those fees were higher than the advisory fees charged to the Funds, and in some instances the Funds' fees were higher. The trustees noted that CWAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal risks that it does not assume in servicing many of its other clients. Finally, as part of the annual contract renewal process, the trustees considered CWAM's financial condition.

In connection with their consideration of the Administration Agreement, and as recommended by the Committee and the Trust's Senior Officer, the Independent Trustees negotiated breakpoints in the fee schedule for administrative services that will reduce the fee for those services if the aggregate net assets of the Funds exceed $4 billion.

The trustees concluded that the rates of advisory fees and other compensation payable by the Funds to CWAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisors for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees also concluded that the Funds' estimated overall expense ratios were reasonable, considering the quality of services provided by CWAM and its affiliates and the investment performance of the Funds.

Economies of Scale. At various meetings throughout the annual contract renewal process, the trustees considered information about the extent to which CWAM realizes economies of scale in connection with the increase of Fund assets. The trustees noted that the advisory fee schedule for each Fund includes breakpoints in the rate of fees at various asset levels. The trustees discussed extensively the appropriateness of the recommendation of the Committee regarding the addition of further breakpoints to the fee schedule under the Administration Agreement. They noted that the Funds also share directly in economies of scale through lower charges by third party service providers based on the combined scale of all of the Funds. The trustees concluded that the current fee structure of each Fund, with the administration fee schedule changes recommended by the Contract Committee, was reasonable and reflective of a sharing between CWAM and the Funds of economies of scale.

Other Benefits to CWAM. The trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They noted that the Funds' transfer agent and distributor were each affiliates of CWAM and that the transfer agent received compensation from the Funds for services provided. The trustees considered ways, other than the services provided by CWAM and its affiliates pursuant to various agreements and the fees to be paid by each Fund therefor, that the Funds and CWAM may potentially benefit from their relationship with each other. At various Committee meetings, the trustees considered CWAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM, and determined that CWAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and guidance then in effect. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefit from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM. The trustees further determined that the success of any Fund could attract other business to CWAM or the Funds and that the success of CWAM could enhance its ability to serve the Funds.

After full consideration of the above factors, as well as other factors that were considered relevant in evaluating the Advisory Agreement, the trustees, including the Independent Trustees, concluded that the continuation of the Advisory Agreement and continuation of the Administration Agreement (as amended to reflect the new administration fee schedule), was in the best interest of each Fund. On June 11, 2008, the trustees approved continuation of the Advisory Agreement and the Administration Agreement, as so amended, through July 31, 2009.

28

Wanger International 2008 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. Each trustee may serve a term of unlimited duration until the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.

The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, and other directorships they hold are shown below. Each trustee serves in such capacity for each of the four series of the Trust and each of the six series of Columbia Acorn Trust.

The business address of each trustee and officer of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe, Suite 3000, Chicago, Illinois 60606. The Fund's Statement of Additional Information includes additional information about the Fund's trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago, IL 60606
888-4-WANGER (888-492-6437)

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2008	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust:

Laura M. Born, 43, Trustee	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; formerly, Managing Director—Investment Banking, J.P. Morgan Chase & Co. (broker/ dealer) 1991-2007.	10	Columbia Acorn Trust.

Michelle L. Collins, 48, Trustee	2008	President, Cambium, since 2007; Advisory Board Member, Svoboda Capital Partners LLC, since 2007; Managing Director Svoboda Capital Partners LLC, 1998-2006.	10	Columbia Acorn Trust; Molex, Inc. (electronics components manufacturer).

Maureen M. Culhane, 60, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment advisor) 2005-2007; Vice President (Consultant)—Strategic Relationship Management, Goldman Sachs AG, 1999-2005.	10	Columbia Acorn Trust.

Margaret Eisen, 55, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management), since 2003; Managing Director, CFA Institute, 2005-2008.	10	Columbia Acorn Trust; Antigenics, Inc. (biotechnology and pharmaceuticals).

Jerome Kahn, Jr., 74, Trustee	1987	Portfolio manager and stock analyst; formerly, President, William Harris Investors, Inc. (investment advisor).	10	Columbia Acorn Trust.

Steven N. Kaplan, 49, Trustee	1999	Neubauer Family Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business.	10	Columbia Acorn Trust; Morningstar, Inc. (provider of independent investment research).

David C. Kleinman, 73, Trustee	1972	Adjunct Professor of Strategic Management, University of Chicago Booth School of Business; business consultant.	10	Columbia Acorn Trust; Sonic Foundry, Inc. (rich media systems and software).

29

Wanger International 2008 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2008	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Allan B. Muchin, 72, Trustee and Vice Chairman of the Board	1998	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	10	Columbia Acorn Trust.

Robert E. Nason, 72, Trustee and Chairman of the Board	1998	Consultant and private investor, since 1998; prior thereto, Chief Executive Officer, executive partner, and member of the Executive Committee, Grant Thornton, LLP (public accounting firm).	10	Columbia Acorn Trust.

James A. Star, 47, Trustee	2006	President, Longview Asset Management LLC (investment advisor), since 2003.	10	Columbia Acorn Trust; Traush Industries (privately-owned manufacturer of refrigeration parts and products).

John A. Wing, 73, Trustee	2002	Partner, Dancing Lion Partners (investment firm); prior thereto, Chairman of the Board and Chief Executive Officer, ABN-AMRO Inc. (formerly named The Chicago Corporation, a financial services firm), Chief Executive Officer, Market Liquidity Network, LLC, and Frank Wakely Gunsaulus Professor of Law and Finance and Chairman of the Center for the Study of Law and Financial Markets, Illinois Institute of Technology.	10	Columbia Acorn Trust; First Chicago Bank and Trust; First Chicago Bancorp.

Trustees who are interested persons of Wanger Advisors Trust:

Charles P. McQuaid, 55, Trustee and President (1)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; portfolio manager, CWAM or its predecessors, since 1995.	10	Columbia Acorn Trust.

Ralph Wanger, 74, Trustee (2)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003-September 2005.	10	Columbia Acorn Trust.

Officers of Wanger Advisors Trust:

Ben Andrews, 42, Vice President	2004	Portfolio manager and analyst, CWAM or its predecessors, since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	10	None.

Michael G. Clarke, 39, Assistant Treasurer	2004	Treasurer of certain Columbia Funds since June 2008; Deputy Treasurer of certain Columbia Funds since June 2008; Chief Accounting Officer and Assistant Treasurer, the Columbia Funds, October 2004 to May 2008; Director of Fund Administration, Columbia Management Advisors, LLC, since January 2006; Managing Director, Columbia Management Advisors, LLC, September 2004-December 2005; Vice President of Fund Administration, Columbia Management Advisors, LLC, June 2002-September 2004.	10	None.

Jeffrey Coleman, 39, Assistant Treasurer	2006	Director of Fund Administration, CWAM, since January 2006; Fund Controller, CWAM or its predecessors, October 2004-January 2006; Vice President, CDC IXIS Asset Management Services, Inc., August 2000-September 2004.	10	None.

30

Wanger International 2008 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2008	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
J. Kevin Connaughton, 44, Assistant Treasurer	2001	President of certain Columbia Funds since January 2009; Treasurer and Chief Financial Officer, the Columbia Funds, since December 2000; Managing Director, Columbia Management Advisors, LLC, since April 2003; Treasurer and Chief Financial Officer of the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Treasurer, the Galaxy Funds, September 2002-November 2005; Senior Officer of various affiliated entities of Bank of America, including other registered and unregistered funds.	10	None.

P. Zachary Egan, 40, Vice President	2003	Director of International Research, CWAM or its predecessors, since December 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2003; portfolio manager and analyst, CWAM or its predecessors, since 1999.	10	None.

Peter T. Fariel, 51, Assistant Secretary	2006	Associate General Counsel, Bank of America Corporation, since April 2005; prior thereto, Partner, Goodwin Procter LLP (law firm).	10	None.

John Kunka, 38, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM or its predecessors, since May 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. (investment advisor), September 2005-May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None.

Joseph LaPalm, 38, Vice President	2006	Chief Compliance Officer, CWAM, since 2005; prior thereto, compliance officer, William Blair & Company (investment firm).	10	None.

Bruce H. Lauer, 51, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors, since April 2000; Vice President, Secretary and Treasurer, Columbia Acorn Trust and Wanger Advisors Trust, since 1995; Director, Wanger Investment Company PLC; Director, Banc of America Capital Management (Ireland) Ltd.; Director, Bank of America Global Liquidity Funds, PLC.	10	None.

Louis J. Mendes, 44, Vice President	2003	Portfolio manager and analyst, CWAM or its predecessors, since 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2003.	10	None.

Robert A. Mohn, 47, Vice President	1997	Director of Domestic Research, CWAM or its predecessors, since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and analyst, CWAM or its predecessors, since August 1992.	10	None.

Christopher Olson, 44, Vice President	2001	Portfolio manager and analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2001.	10	None.

Robert P. Scales, 56, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004; prior thereto, Associate General Counsel, Grant Thornton LLP (public accounting firm).	10	None.

Linda Roth-Wiszowaty, 39, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	10	None.

(1)  Mr. McQuaid is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940 because he is an officer of the Trust and of CWAM.

(2)  Mr. Wanger is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940 because he owns securities issued by a controlling person of CWAM.

31

Wanger International 2008 Annual Report

Wanger Advisors Trust

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Advisor

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel

Bell, Boyd & Lloyd LLP
Chicago, Illinois

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 1-800-SEC-0330.

32

Columbia Wanger Funds

0L2568A

SHC-42/5119-1208 09/72708

Wanger Select

2008 Annual Report

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

  Wanger Select

  2008 Annual Report

1	Understanding Your Expenses

2	The Population Bust

4	Performance Review

6	Statement of Investments

9	Statement of Assets and Liabilities

9	Statement of Operations

10	Statement of Changes in Net Assets

11	Financial Highlights

12	Notes to Financial Statements

16	Report of Independent Registered Public Accounting Firm

17	Federal Income Tax Information

18	Management Fee Evaluation of the Senior Officer

22	Board Approval of the Advisory Agreement

24	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, L.P. ("CWAM") is one of the leading global small- and mid-cap equity managers in the United States with more than 37 years of small- and mid-cap investment experience. As of December 31, 2008, CWAM manages $19.3 billion in assets and is the investment advisor to Wanger USA, Wanger International, Wanger Select, Wanger International Select (together, the "Wanger Advisors Trust Funds") and the Columbia Acorn Family of Funds. Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. The Wanger Advisors Trust Funds and the Columbia Acorn Family of Funds (together with other funds advised by Columbia Management affiliates, the "Columbia Funds") are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation. CWAM is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

Please consider the investment objectives, risks, charges and expenses for the Fund carefully before investing. Contact 1-888-4-WANGER for a prospectus, which contains this and other important information about the Fund. You should read it carefully before you invest.

The views expressed in "The Population Bust" and in the Performance Review reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger Select 2008 Annual Report

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the "Compare with other funds" information for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2008 – December 31, 2008

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger Select	1,000.00	1,000.00	540.50	1,020.41	3.64	4.77	0.94

*For the six months ended December 31, 2008.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

1

Wanger Select 2008 Annual Report

The Population Bust

Important socio-economic predictions are based on demographics. For example, virtually all of the people who will retire in 2058 are living today and retirement age, immigration and mortality trends are utilized to create assumptions that will be used to predict the number of future retirees. The labor force of 2028 and the military age population of 2025 are similarly predictable. These factors are major drivers of government burdens, GDP growth and military potential. Demographics indicate that the world is unlikely to age gracefully.

World Demographic Trends

Richard Jackson and Neil Howe's, The Graying of the Great Powers provides an excellent summary of current demographic trends. Its authors conclude that, "The world is entering a demographic transformation of unprecedented dimensions... a fundamental demographic shift with no parallel in the history of humanity.... There is almost no chance that it will not happen—or that it will be reversed in our lifetime."1

The world's current great powers2 are aging at remarkably divergent rates. The United States is barely aging and has a fertility rate of 2.0 to 2.1 births per woman during child-bearing years, very near long-term zero population growth. This country is one of the youngest developed nations, and the age gap between the United States and other developed countries is projected to widen. "By the mid-2020's, the United States will be the only major developed country with more children under age 20 than elderly over age 65—and the only one whose working-age population will still be growing," write Jackson and Howe. The U.S. work force is projected to grow 14% between 2005 and 2030.3

Russian fertility rates plunged through the 1980s and rest today at 1.2 to 1.3 births. Risky lifestyles and a poor health care system have caused mortality rates to soar. Life expectancy for a Russian male has dropped to 59 years, lower than that of Bangladeshi males! Russia's working age population (those aged 20 to 64) will plunge 17% from 2005 to 2030.4 Prime Minister Vladimir Putin termed Russia's lack of births as "the most acute problem facing our country today."5

Jackson and Howe note that Japan is ground zero for demographic aging. Like Russia, its fertility rate has fallen to an average of 1.3 children per woman. In 1980, Japan was the youngest developed country, with only 9% of its population over age 65. By 2005, its elderly (those aged 65 and over) accounted for 20% of its population, making it one of the oldest developed countries. Japan's working-age population started shrinking in 2000 and from 2005 to 2030 it is expected to drop 18%.6

China's one-child policy collapsed fertility rates, which have since rebounded to 1.7 to 1.8. But China's pre-one-child-policy population bulge is aging rapidly. China's working age population will fall after 2015 and China's ratio of workers to retirees will triple from 2005 to 2030. The Chinese have relied on family rather than the government for old age support and, with shrunken families, China by 2030 could have over 100 million indigent seniors. The Asian Tigers' fertility rates range from 0.9 to 1.4, and the Tigers also are rapidly aging.7,8

There are two demographic categories of Western European countries: those with likely slow population declines and those with likely fast population drops. Slow decliners have fertility rates of around 1.8 and include the United Kingdom, France and northern Europe, except Germany. Fast decliners have fertility rates of 1.3 and include Germany and southern Europe. The working age population of Europe is projected to shrink 6% by 2030. Public pensions already cost Europe twice the percentage of GDP as compared to the United States, and will get worse. Europe's elderly will account for over 25% of its population in 2030, up from 17% in 2005.9

The image of rapidly growing populations all over the developing world is outdated. Only a few areas of the world, including sub-Saharan Africa and some Muslim countries (Iraq, Yemen, Somalia, Sudan, Afghanistan and Pakistan) have fertility rates of 4.0 or higher. Fertility has trended down in most other developing countries. In non-Muslim South Asia, including India, fertility has fallen to about 3.0. Latin America fertility has dropped to 2.5 from 6.0 in the 1960s. Turkey and Iran have current fertility rates around 2.1. However, many developing countries have high percentages of women in childbearing ages, so despite declining fertility rates, their absolute numbers of youths and working age populations will grow rapidly for several decades.10

Immigration will impact the numbers in the United States and Europe. Migration is at or near records in many countries. Some 13% of the U.S. population consists of immigrants, as does 8% to 13% of France, the United Kingdom and Germany. Hispanics are the primary immigrants into the United States; most are employed and data indicates that second generation Hispanics have higher incomes than their parents. That in turn suggests higher productivity and some degree of assimilation. Muslims are the primary immigrants in many European countries; their unemployment rates are high and most of their second generation seems to be making little economic progress; many are not assimilating. This suggests future productivity problems in much of Europe, and possibly diverging national interests.11

Jackson and Howe cite numerous geopolitical implications from demographic changes. Within the developed world, only the United States will likely have the capacity to remain a great power. It was the third most populous country in the world in 1950 and is forecasted to remain so in 2050. Germany, the United Kingdom, Italy and

2

Wanger Select 2008 Annual Report

France had populations among the top dozen countries in the world in 1950, but of them, Germany will be the leader at 26th in 2050. Western Europe and Japan will be aged and Western Europe especially will have huge public pension costs. While the United States and Western Europe each accounted for 37% of the developed world's economy in the 1980s, the U.S. will likely grow to 54% and Western Europe is projected to shrink to 23% by 2050.12 The United States' increasing relative strength will likely mean that it will need to provide for an even greater proportion of the developed world's security.

Though the U.S. share of the developed world's population and economy will rise, its share of the total world's population and economy will fall. Howe and Jackson note that 90% of the world's population growth to 2050 will occur in sub-Saharan Africa, Muslim countries and South Asia, in nations largely troubled by poverty, religious conflict or both.13

Due to the characteristics of population segments, security risks are likely to rise and peak in the 2020s. This will come at a time when most of the historically great powers are likely to have military recruiting challenges along with budget problems. Jackson and Howe also worry about the effects of aging on savings rates and creativity. In a book by Mark Steyn titled America Alone,14 the author writes that the United States should do a better job exporting its values of liberty, women's rights, freedom of speech, self reliance, decentralization and responsibility. He believes this is one way the U.S. influence can make a positive impact.

Investment Implications

Change creates investment risks and opportunities. Recognizing these powerful trends and understanding when they are likely to occur could mitigate the risks and result in profitable investments.

Studies indicate that an individual's creativity, as measured by works of art, peaks between the ages of 30 and 50 and that Nobel achievements peak when people are in their 30s.15 An aging worldwide population may make innovation more scarce and consequently more highly rewarded. Innovative companies may become less subject to competition and be more highly valued in financial markets.

Small- and mid-cap companies tend to be innovative and adaptable. Many existing companies provide goods and services to growing population segments and more will emerge in the future to do so. Our analysts will continue to pursue these opportunities around the world.

The United States has excellent prospects compared to much of the rest of the developed world. Many investment analysts have tracked the baby boomer and echo baby boomer age segments, and as a result have predicted demand for goods and services such as toys, school books, automobiles, housing, leisure items and health care. Long-term demand for leisure and health care continues to appear promising, and additional opportunities may include companies producing labor saving devices and military technology. The United States stands to benefit from woes elsewhere, as highly productive people migrate here for employment and entrepreneurial opportunities, lower taxes and, in some cases, less strife.

There will continue to be investment opportunities overseas. In developed countries, companies that provide products or services to aging populations should benefit. Once the world economy recovers, capital goods suppliers to developing countries should resume growing. Developing countries that have moderate population growth and attractive climates for capitalism are likely to increase their share of world GDP and provide investment opportunities. Companies that participate in domestic growth within these countries should especially benefit.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in this essay are those of the author and not of the Columbia Wanger Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates or other divisions of Bank of America and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Jackson, Richard and Howe, Neil, The Graying of the Great Powers, (Washington, D.C., Center for Strategic & International Studies, 2008), pg. 1.

2  By popular definition, the "great powers" are the worlds most powerful countries based on wealth, military strength and population.

3  Jackson, Richard and Howe, Neil, op. cit., pgs. 39-40.

4  Ibid, pg. 179.

5  "Vladimir Putin on Raising Russia's Birth Rate," Population and Development Review 32, no. 2 (June 2006).

6  Jackson, Richard and Howe, Neil, op. cit., pg. 44.

7  The Asian Tiger countries include Hong Kong, Singapore, South Korea and Taiwan.

8  Jackson, Richard and Howe, Neil, op. cit., pgs. 155, 171, 175.

9  Ibid, pg. 42.

10  Ibid, pgs. 163-176.

11  Ibid, pgs. 122-126.

12  Ibid, pgs. 191-192.

13  Ibid, pg. 194.

14  Steyn, Mark, America Alone: The End of the World As We Know It, (Washington, D.C., Regnery Publishing, Inc., 2006), pgs. 173, 205.

15  Jackson, Richard and Howe, Neil, op. cit., pg. 111.

3

Wanger Select 2008 Annual Report

Performance Review Wanger Select

Ben Andrews
Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waiver and reimbursement of fund expenses by the advisor or affiliates. Absent these fee waivers, or expense reimbursements, performance results may be lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Wanger Select declined 49.06% in 2008. This compares to a loss in the S&P MidCap 400 Index of 36.23% and a decline in the S&P 500 Index of 37.00%. I am quite disappointed in the Fund's performance vs. its benchmark as well as the large destruction of our capital. The select nature of this Fund can make it more volatile than its benchmark index. Wanger Select lagged the S&P MidCap 400 Index for the year by nearly 13 basis points and roughly 10% of that decline came in September, the most volatile month of the period. Looking forward, our number one goal is improved performance.

Wanger Select's structure has changed a little in the last couple of months. We have sold or cut back the size of several commodity names, including Potash Corp. of Saskatchewan and Diamond Offshore Drilling. We believe that the government stimulus packages worldwide will be inflationary in the long term, but we have clearly entered a deflationary period that will probably last for a number of months. Therefore, we believe we can find a better use for these assets than these stocks. We also sold, or are in the process of selling, some businesses in which we lost confidence in our assessment of their business models. The proceeds from all of these sales have gone into businesses that we believe are solid franchises and that have a high degree of recurring revenues, such as Nalco Holding Company, Donaldson, Ametek and Amphenol.

We believe the stock market contains a number of companies that are undervalued due to a perceived bankruptcy risk. Many companies use the corporate debt market for a piece of their capital structure. If you're a company that could possibly break a debt covenant or that has to refinance debt in the next one to two years, the market has varying degrees of risk factored into your stock price. Regardless of whether or not the market rallies in coming months, the lessening of this risk could provide a big opportunity for these stocks. Over the next few quarters, if the corporate vs. U.S. Treasury bond spread continues to narrow and corporate debt issuances (refinancings) are able to resume, we believe these stocks could rally.

With these scenarios in mind, the Fund is being positioned in a barbell fashion with a large number of historically inexpensive, solid franchises with little to no credit risk on one end. On the other end, we have a handful of businesses that have some credit risk but that are being valued at levels that we believe can make them compelling investments. Examples include Conseco, Hertz and WNS.

But there are still several big negatives looming over the investment landscape. Simultaneous economic downturns in the developed markets of the United States, Europe and Japan will make exporting goods a challenge. A continued inability of companies to refinance debt at reasonable rates could force more bankruptcies and layoffs. More deleveraging of personal and corporate balance sheets will slow worldwide spending. Declining housing prices will continue to rattle everyone's confidence. In these times of extreme uncertainty, we are seeking to structure the portfolio with solid companies that we believe can survive at least 12 to 24 months of very poor economic conditions. Although stock selection is always critically important, it becomes an even greater priority coming out of a prolonged recession. It's then that we believe you need some stocks that have the potential to rise significantly in a healthier economy, even if it means taking on some credit risk now. We had this very much in mind when implementing our barbell approach.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. The Fund is a non-diversified fund and may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly. The Fund may not operate as a non-diversified fund at all times. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

4

Wanger Select 2008 Annual Report

Growth of a $10,000 Investment in
Wanger Select

Total return for each period,
February 1, 1999 (inception date) through December 31, 2008

This graph compares the results of $10,000 invested in Wanger Select on February 1, 1999 (the date the Fund began operations) through December 31, 2008, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. Part of the performance shown is due to the Fund's purchase of securities in IPOs. The impact of IPO purchases declines as a Fund grows large. Performance results reflect any fee waivers or reimbursements of Fund expenses by CWAM or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Performance shown here is past performance, which cannot guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Current returns for the Fund may be different than that shown. For daily and most recent month-end performance updates, please contact us at 1-888-4-WANGER.

Results to December 31, 2008

	4th quarter	1 year
Wanger Select	-29.52%	-49.06%
S&P MidCap 400 Index	-25.55	-36.23
S&P 500 Index	-21.94	-37.00

NAV as of 12/31/08: $13.87

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 0.90%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvesment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The S&P MidCap 400 Index, which is the Fund's primary benchmark, is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies. The S&P 500 tracks the performance of 500 widely-held large capitalization U.S. stocks. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Top 5 Industries

As a percentage of net assets, as of 12/31/08

Consumer Goods & Services	28.0%
Information	23.8
Industrial Goods & Services	17.0
Finance	10.6
Energy & Minerals	8.7

Top 10 Holdings

As a percentage of net assets, as of 12/31/08

1. ITT Educational Services Post-secondary Degree Services	8.7%
2. Safeway Supermarkets	6.2
3. Conseco Life, Long-term Care & Medical Supplemental Insurance	5.5
4. SkillSoft Web-based Learning Solutions (E-Learning)	4.6
5. Quanta Services Electrical & Telecom Construction Services	4.5
6. Waste Management U.S. Garbage Collection & Disposal	3.7
7. Expeditors International of Washington International Freight Forwarder	3.5
8. Cephalon Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology	3.5
9. American Tower Communications Towers in USA & Mexico	3.3
10. JB Hunt Transport Services Truck & Intermodal Carrier	2.8

5

Wanger Select 2008 Annual Report

Wanger Select

Statement of Investments, December 31, 2008

Number of Shares		Value
	Common Stocks – 94.4%
	Consumer Goods & Services – 28.0%
	Other Consumer Services – 10.6%
144,100	ITT Educational Services (a) Post-secondary Degree Services	$13,686,618
160,000	Career Education (a) Post-secondary Education	2,870,400
		16,557,018
	Retail – 7.9%
411,000	Safeway Supermarkets	9,769,470
113,000	Abercrombie & Fitch Teen Apparel Retailer	2,606,910
		12,376,380
	Travel – 4.8%
758,900	Hertz (a) Largest U.S. Rental Car Operator	3,847,623
438,000	Expedia (a) Online Travel Services Company	3,609,120
		7,456,743
	Apparel – 2.5%
188,000	Coach (a) Designer & Retailer of Branded Leather Accessories	3,904,760
	Casinos & Gaming – 0.9%
34,291,000	RexCapital Finance (China) (a) Chinese Lottery	827,901
4,766,000	NagaCorp (Hong Kong) Monopoly Casino in Central Cambodia	659,723
		1,487,624
	Food & Beverage – 0.7%
2,054,000	Fu Ji Food & Catering Services (China) Food Catering Service Provider in China	1,099,315
	Furniture & Textiles – 0.6%
105,000	Knoll Office Furniture	947,100
	Total Consumer Goods & Services	43,828,940

Number of Shares		Value
	Information – 23.8%
	Mobile Communications – 5.1%
175,000	American Tower (a) Communications Towers in USA & Mexico	$5,131,000
152,000	Crown Castle International (a) Communications Towers	2,672,160
1,110,000	Globalstar (a) Satellite Mobile Voice & Data Carrier	222,000
		8,025,160
	Internet Related – 4.6%
1,000,000	SkillSoft – ADR (a) Web-based Learning Solutions (E-Learning)	7,140,000
	Business Software – 3.4%
1,057,000	Novell (a) Directory, Operating System & Identity Management Software	4,111,730
115,000	Avid Technology (a) Digital Nonlinear Editing Software & Systems	1,254,650
		5,366,380
	CATV – 2.6%
146,500	Discovery Communications (a)	2,074,440
146,500	Discovery Communications, Series C (a) CATV Programming	1,961,635
		4,036,075
	Telecommunications – Equipment 2.0%
780,000	Tellabs (a) Telecommunications Equipment	3,213,600
	Advertising – 1.7%
361,100	VisionChina Media – ADR (China) (a) Advertising on Digital Screens in China's Mass Transit System	1,971,606
457,127	China Mass Media – ADR (China) (a) Media Planning Agency in China	649,120
		2,620,726
	Contract Manufacturing – 1.6%
5,255,000	Sanmina – SCI (a) Electronic Manufacturing Services	2,469,850

See accompanying notes to financial statements.
6

Wanger Select 2008 Annual Report

Wanger Select

Statement of Investments, December 31, 2008

Number of Shares		Value
	Computer Services – 1.4%
358,000	WNS – ADR (a) Offshore BPO (Business Process Outsourcing) Services	$1,879,500
86,500	Hackett Group (a) IT Integration & Best Practice Research	252,580
		2,132,080
	Computer Hardware & Related Equipment – 1.1%
75,000	Amphenol Electronic Connectors	1,798,500
	Financial Processors – 0.3%
411,000	CardTronics (a) Operates the World's Largest Network of ATMs	530,190
	Total Information	37,332,561
	Industrial Goods & Services – 17.0%
	Other Industrial Services – 6.3%
167,000	Expeditors International of Washington International Freight Forwarder	5,556,090
444,600	American Commercial Lines (a) Operator/Builder of Inland Barges	2,178,540
146,000	Mobile Mini (a) Portable Storage Units Leasing	2,105,320
		9,839,950
	Outsourcing Services – 4.4%
352,000	Quanta Services (a) Electrical & Telecom Construction Services	6,969,600
	Waste Management – 3.7%
176,000	Waste Management U.S. Garbage Collection & Disposal	5,832,640
	Machinery – 1.7%
61,000	Ametek Aerospace/Industrial Instruments	1,842,810
23,000	Donaldson Industrial Air Filtration	773,950
		2,616,760

Number of Shares		Value
	Industrial Materials & Specialty Chemicals – 0.9%
117,000	Nalco Holding Company Provider of Water Treatment & Process Chemicals & Services	$1,350,180
	Total Industrial Goods & Services	26,609,130
	Finance – 10.6%
	Insurance – 5.5%
1,651,000	Conseco (a) Life, Long-term Care & Medical Supplement Insurance	8,552,180
	Brokerage & Money Management – 5.1%
182,000	Eaton Vance Specialty Mutual Funds	3,823,820
175,000	SEI Investments Mutual Fund Administration & Investment Management	2,749,250
717,300	MF Global (a) Futures Broker	1,463,292
		8,036,362
	Total Finance	16,588,542
	Energy & Minerals – 8.7%
	Oil Services – 4.0%
718,500	Tetra Technologies (a) U.S.-based Service Company with Life of Field Approach	3,491,910
117,000	FMC Technologies (a) Oil & Gas Wellhead Manufacturer	2,788,110
		6,280,020
	Mining – 2.0%
2,119,000	Uranium One (South Africa) (a) Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.	3,072,507
	Alternative Energy – 1.4%
214,100	Canadian Solar (a) Solar Cell & Module Manufacturer	1,383,086
176,000	Real Goods Solar (a) Residential Solar Energy Installer	642,400
303,000	Synthesis Energy Systems (a) Owner/Operator of Gasification Plants	206,040
		2,231,526

See accompanying notes to financial statements.
7

Wanger Select 2008 Annual Report

Wanger Select

Statement of Investments, December 31, 2008

Number of Shares or Principal Amount		Value
	Oil & Gas Producers – 1.3%
917,500	Pacific Rubiales Energy (Canada) (a)(b)	$1,611,366
215,166	Pacific Rubiales Energy (Canada) (a)	381,704
322,159	Pacific Rubiales Energy – Warrants (Canada) (a)(b) Oil Production & Exploration in Colombia	85,257
		2,078,327
	Total Energy & Minerals	13,662,380
	Health Care – 3.5%
	Pharmaceuticals – 3.5%
70,500	Cephalon (a) Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology	5,431,320
	Total Health Care	5,431,320
	Other Industries – 2.8%
	Transportation – 2.8%
164,000	JB Hunt Transport Services Truck & Intermodal Carrier	4,308,280
	Total Other Industries	4,308,280
Total Common Stocks – (Cost: $225,640,304) 94.4%		147,761,153
Short-Term Obligations – 6.3%
	Repurchase Agreement – 5.7%
$8,880,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/08, due 1/02/09 at 0.010%, collateralized by a U.S. Treasury Obligation, maturing 11/17/15, market value $9,058,219 (repurchase proceeds $8,880,005)	8,880,000
	Commercial Paper – 0.6%
1,000,000	Toyota Motor Credit 0.55% due 1/23/09	999,664
Total Short-Term Obligations (Cost: $9,879,664)		9,879,664
Total Investments – (Cost: $235,519,968) 100.7% (c)(d)		157,640,817
Cash and Other Assets Less Liabilities – (0.7)%		(1,052,686)
Total Net Assets – 100.0%		$156,588,131

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at their fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2008, these securities amounted to $1,696,623 which represents 1.08% of total net assets.

Additional information on those securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Pacific Rubiales Energy	7/12/07 – 8/22/07	917,500	$4,132,484	$1,611,366
Pacific Rubiales Energy-Warrants	7/12/07	322,159	551,426	85,257
			$4,683,910	$1,696,623

(c)  On December 31, 2008, the market value of foreign securities represents 4.94% of total net assets. The Fund's foreign portfolio was diversified as follows:

Currency	Value	Cost	Percentage of Net Assets
Canadian Dollar	$5,150,834	$16,924,088	3.29
Hong Kong Dollar	2,586,939	5,630,683	1.65
	$7,737,773	$22,554,771	4.94

(d)  At December 31, 2008, for federal income tax purposes cost of investments was $237,680,790 and net unrealized depreciation was $80,039,973 consisting of gross unrealized appreciation of $21,630,514 and gross unrealized depreciation of $101,670,487.

At December 31, 2008, the Fund held investments in the following sectors:

Sector	Percentage of Net Assets
Consumer Goods & Services	28.0
Information	23.8
Industrial Goods & Services	17.0
Finance	10.6
Energy & Minerals	8.7
Health Care	3.5
Other Industries	2.8
Short-Term Obligations	6.3
Cash and Other Assets less Liabilities	(0.7)
100.0

ADR = American Depositary Receipts

See accompanying notes to financial statements.
8

Wanger Select 2008 Annual Report

Statement of Assets and Liabilities
December 31, 2008

Assets:
Investments, at cost	$235,519,968
Investments, at value	$157,640,817
Cash	940
Receivable for:
Investments sold	1,564,153
Fund shares sold	714,633
Interest	2
Dividends	38,265
Other assets	1,467
Total Assets	159,960,277
Liabilities:
Payable for:
Investments purchased	3,129,249
Fund shares repurchased	92,278
Investment advisory fee	98,981
Administration fee	6,186
Transfer agent fee	23
Trustees' fees	5
Audit fee	14,995
Custody fee	3,201
Chief compliance officer expenses	480
Trustees' deferred compensation plan	10,295
Other liabilities	16,453
Total Liabilities	3,372,146
Net Assets	$156,588,131
Composition of Net Assets:
Paid-in capital	$258,554,673
Accumulated net investment loss	(5,789)
Accumulated net realized loss	(24,081,602)
Net unrealized appreciation (depreciation) on investments	(77,879,151)
Net Assets	$156,588,131
Fund Shares Outstanding	11,293,281
Net asset value, offering price and redemption price per share	$13.87

Statement of Operations
For the Year Ended December 31, 2008

Investment Income:
Dividends (net of foreign taxes withheld of $16,404)	$989,168
Interest income	194,938
Securities lending income	1,051
Total Investment Income	1,185,157
Expenses:
Investment advisory fee	2,029,141
Administration fee	126,821
Transfer agent fee	277
Trustees' fees	10,319
Custody fee	35,394
Chief compliance officer expenses (See Note 4)	7,616
Other expenses (See Note 5)	110,990
Total Expenses	2,320,558
Custody earnings credit	(328)
Net Expenses	2,320,230
Net Investment Loss	(1,135,073)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized loss on:
Investments	(23,399,095)
Foreign currency transactions	(2,142)
Net realized loss	(23,401,237)
Net change in unrealized appreciation (depreciation) on investments	(129,460,361)
Net Loss	(152,861,598)
Net Decrease in Net Assets from Operations	$(153,996,671)

See accompanying notes to financial statements.
9

Wanger Select 2008 Annual Report

Statement of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment loss	$(1,135,073)	$(396,026)
Net realized gain (loss) on investments and foreign currency transactions	(23,401,237)	8,594,537
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(129,460,361)	6,555,041
Net Increase (Decrease) in Net Assets fom Operations	(153,996,671)	14,753,552
Distributions to Shareholders:
From net realized gains	(8,211,851)	(3,866,407)
Share Transactions:
Subscriptions	32,833,563	152,805,878
Distributions reinvested	8,211,851	3,866,407
Redemptions	(38,628,359)	(26,526,225)
Net Increase from Share Transactions	2,417,055	130,146,060
Total Increase (Decrease) in Net Assets	(159,791,467)	141,033,205
Net Assets:
Beginning of period	316,379,598	175,346,393
End of period	$156,588,131	$316,379,598
Accumulated net investment loss at end of period	$(5,789)	$(646,385)

See accompanying notes to financial statements.
10

Wanger Select 2008 Annual Report

Financial Highlights

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2008	2007	2006	2005		2004
Net Asset Value, Beginning of Period	$28.08	$26.15	$22.66	$22.11		$18.55
Income from Investment Operations:
Net investment loss (a)	(0.10)	(0.04)	(0.05)	(0.04)		(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	(13.38)	2.47	4.38	2.12		3.68
Total from Investment Operations	(13.48)	2.43	4.33	2.08		3.58
Less Distributions to Shareholders:
From net investment income	—	—	(0.09)	—		—
From net realized gains	(0.73)	(0.50)	(0.75)	(1.53)		(0.02)
Total Distributions to Shareholders	(0.73)	(0.50)	(0.84)	(1.53)		(0.02)
Net Asset Value, End of Period	$13.87	$28.08	$26.15	$22.66		$22.11
Total Return (b)	(49.06)%	9.39%	19.70%	10.49	%(c)	19.31%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.91%	0.90%	0.94%	0.96%		1.10%
Net investment loss (d)	(0.45)%	(0.15)%	(0.20)%	(0.20)%		(0.49)%
Waiver	—	—	—	0.02%		—
Portfolio turnover rate	36%	15%	21%	26%		36%
Net assets, end of period (000's)	$156,588	$316,380	$175,346	$102,674		$82,465

(a)  Net investment loss per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor not waived a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.
11

Wanger Select 2008 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger Select (the "Fund"), is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Fund would typically invest and how they are classified within this SFAS 157 hierarchy are as follows. Typical level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Typical level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of December 31, 2008, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$143,477,591	$—
Level 2—Other Significant Observable Inputs	14,163,226	—
Level 3—Significant Unobservable Inputs	—	—
Total	$157,640,817	$—

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133  ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Securities lending

The Fund may lend up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retained the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also received a fee for the loan. The Fund had the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan was collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities was determined at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The collateral was invested in the Dreyfus Government Cash Management Fund and the income earned was paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and borrower rebates. Generally, in the event of borrower default, the Fund had the right to use the collateral to offset any losses incurred. In the event the Fund was delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bore the risk of loss with respect to the investment of collateral.

The Fund began lending securities in the third quarter of 2008. Due to the turmoil in the financial markets, the Fund suspended securities lending activities on September 17, 2008. No new loans were made after that date and

12

Wanger Select 2008 Annual Report

Notes to Financial Statements, continued

notice was given to the Fund's lending agent to recall the securities on loan. Resumption of securities lending may be reconsidered as market conditions improve. The net lending income earned in 2008 by the Fund is included in the Statement of Operations.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses, foreign currency transactions and passive foreign investment companies ("PFIC") adjustments were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$1,775,669	$(617,264)	$(1,158,405)

Net investment income and net realized gains/(losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 were as follows:

	December 31, 2008	December 31, 2007
Distributions paid from:
Ordinary Income*	$1,686,639	$1,343,353
Long-Term Capital Gains	6,525,212	2,523,054

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

13

Wanger Select 2008 Annual Report

Notes to Financial Statements, continued

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Depreciation*
$—	$—	$(80,039,973)

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, changes in the value of assets and liabilities resulting from changes in exchange rates, PFIC adjustments and the realization for tax-purposes of unrealized gains on certain forward foreign currency contracts

The following capital loss carryforwards, determined as of December 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$6,605,628

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2008, post-October capital losses of $15,315,153 attributed to security transactions were deferred to January 1, 2009.

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.  Transactions With Affiliates

Columbia Wanger Asset Management, L.P. ("CWAM") is a wholly owned subsidiary of Columbia Management Group, LLC, ("Columbia Management") which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Under the Fund's investment advisory agreement, management fees are accrued daily based on the Fund's average daily net assets and paid monthly to CWAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.80%
$500 million and over	0.78%

For the year ended December 31, 2008, the Fund's effective investment advisory fee rate was 0.80% of average daily net assets.

Through April 30, 2009, CWAM will reimburse the Fund to the extent that ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, exceed an annual percentage of 1.35% of average daily net assets. There was no reimbursement for the year ended December 31, 2008.

CWAM provides administrative services and receives an administration fee from the Fund. Effective August 1, 2008, CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

Prior to August 1, 2008, administration fees were accrued daily and paid monthly to CWAM at the annual rate of 0.05%.

For the year ended December 31, 2008, the Fund's effective administration fee rate was 0.05% of average daily net assets. CWAM has delegated to Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of BOA, the responsibility for certain administrative services.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation from the Fund for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect wholly owned subsidiary of BOA, provides

14

Wanger Select 2008 Annual Report

Notes to Financial Statements, continued

shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. . The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

During the year ended December 31, 2008, the Fund engaged in purchase and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $1,353,719 and $0, respectively.

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the year ended December 31, 2008. The Trust enters into this line of credit for one year durations. The Trust has already secured the line of credit for the entire year of 2009.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year ended December 31, 2008	Year ended December 31, 2007
Shares sold	1,464,413	5,354,321
Shares issued in reinvestment of dividend distributions	349,441	145,354
Less shares redeemed	(1,788,324)	(937,722)
Net increase in shares outstanding	25,530	4,561,953

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2008 were $89,093,773 and $91,244,988, respectively.

8.  Legal Proceedings

CWAM, Columbia Acorn Trust (another mutual fund family advised by CWAM), and the trustees of Colombia Acorn Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against the Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

Columbia Acorn Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that Columbia Acorn Trust and CWAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the fund's securities had occurred after foreign markets had closed but before the calculation of the funds' net asset value ("NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of the Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

Columbia Acorn Trust and CWAM intend to defend these suits vigorously. CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Fund.

15

Wanger Select 2008 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger Select,

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger Select (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 16, 2009

16

Wanger Select  2008 Annual Report

Federal Income Tax Information (Unaudited)

44.38% of the ordinary income distributed by the Fund, for the year ended December 31, 2008 qualified for the corporate dividends received deduction.

17

Wanger Select 2008 Annual Report

Excerpt from:

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

May 2008

18

Wanger Select 2008 Annual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the second year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn funds," "WAT funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the advisor to the Funds, has proposed that the Trusts continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2007 Evaluation

This is the third annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years. Last year's evaluation is referred to here as the "2007 Study."

Process and Independence

The objectives of the Order are to insure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, advisor profitability, and other information. The Board evaluated this information thoroughly. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the advisor.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in the 2007 Study. The Contract Committee gave particular emphasis to the issue of whether economies of scale were appropriately reflected in the Funds' fee schedules. The Board accepted and implemented several of the recommendations in this area contained in the 2007 Study.

19

Wanger Select 2008 Annual Report

My evaluation of the advisory contract was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisors. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels, as modified thereafter, in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic WAT Funds generally have achieved good to outstanding performance over the past five years. Wanger Select has, however, suffered a precipitous decline in ranking relative to its peers for the past year, and this trend merits the Trustees' continued attention. The international WAT Funds have relatively weaker relative long term records than do the domestic funds. All the WAT Funds, however, outperform their benchmarks, expose shareholders to less risk than competitors and achieve positive "alpha," a recognized measure of the added value of an investment manager.

2.  Management Fees relative to Peers. Management fees vary by WAT Fund, but, in general, the WAT Funds impose higher fees than competing funds. Wanger Select and Wanger USA in particular were ranked by both Lipper and Morningstar at or below the median, and therefore impose higher fees than do the majority of their competitors.

3.  Administrative Fees. The WAT Funds' administrative fees appear competitive in relation to their peers, and CWAM provides excellent administrative support for all the WAT Funds. There are clear advantages to retaining the advisor and its affiliates to perform these services. However, while economies of scale exist above current asset levels, the WAT Funds' administrative fee schedule provides no breakpoints.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the WAT Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the WAT Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and have increased dramatically in the past year. CWAM's affiliates report operating losses and therefore do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the WAT Funds.

6.  Profit Margins. CWAM's pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the WAT Funds get larger. The Board has recently imposed additional breakpoints for some of the WAT Funds that will result in greater sharing of economies of scale.

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Funds. Several areas merit comment.

  a.  Capacity. The WAT Funds have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

9.  Process. In my opinion, the process of negotiating an advisory contract for the WAT Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of Fund shareholders.

20

Wanger Select 2008 Annual Report

Recommendations

I believe the Trustees should:

1.  Consider the addition of breakpoints to the WAT administrative fee contract to reflect the economies of scale present in performing these services, and, in fashioning those breakpoints, to consider the efficiencies achieved by CWAM by supporting both Trusts with the same staff performing largely identical tasks.

2.  Focus their review on the WAT Funds' management fee levels in relation to their peers, in particular the fees paid by Wanger USA and Wanger Select.

3.  Monitor Wanger Select to ensure that its long term performance is sustained.

Robert P. Scales
May 27, 2008

21

Wanger Select 2008 Annual Report

Board Approval of the Advisory Agreement

Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, L.P. ("CWAM") under which CWAM manages the Columbia Wanger Family of Funds (the "Funds"). The trustees of the Trust, more than seventy five percent of whom have never been affiliated with CWAM (the "Independent Trustees"), oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for each Fund.

The Contract Committee of the board of trustees (the "Committee"), which is comprised of six Independent Trustees, makes recommendations to the board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full board of trustees determines whether to approve continuation of the Advisory Agreement. The board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, and meets at least quarterly with CWAM's portfolio managers.

In connection with their most recent consideration of the Advisory Agreement for each Fund, the Committee and all trustees received and reviewed a substantial amount of information provided by CWAM in response to requests from the Independent Trustees and their independent legal counsel. As they considered the Advisory Agreement, the Independent Trustees were advised by independent legal counsel. At each meeting where the Committee or the Independent Trustees considered the Advisory Agreement, they met with management and also met in separate executive session with their independent legal counsel.

The materials reviewed by the Committee and the trustees included, among other items, (i) information on the investment performance of each Fund and its peer groups and performance benchmarks, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee "breakpoints," (iii) data on sales and redemptions of Fund shares and (iv) information on the profitability to CWAM, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds. The trustees also considered other information such as (i) CWAM's financial condition, (ii) each Fund's investment objective and strategies, (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay for research products and services, (v) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and (vi) the economic outlook generally and for the mutual fund industry in particular. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation (the "Fee Evaluation") prepared by the Trust's chief compliance officer, who also serves as the Trust's "Senior Officer," as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. A summary of the Fee Evaluation is included in this report. Throughout the annual contract renewal process, the trustees had the opportunity to ask questions of and request additional materials from CWAM.

The Committee held meetings in May and June 2008 and reported its recommendations to the full board of trustees. On June 11, 2008, the board of trustees unanimously approved continuation through July 31, 2009 of (i) the Advisory Agreement and (ii) the Trust's administrative services agreement with CWAM (the "Administration Agreement"), as amended to reflect the recommendation of the Committee that, effective August 1, 2008, the Trust shall pay CWAM for its services under the agreement a fee accrued daily and paid monthly at the following annual rates, as a percentage of the Trust's aggregate average daily net assets: 0.05% on the first $4 billion; 0.04% on $4 - 6 billion; 0.03% on $6 - 8 billion; and 0.02% on assets over $8 billion.

In considering the continuation of the Advisory Agreement and the continuation of the amended Administration Agreement, the trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the trustees' determination to approve the continuation of the Advisory Agreement and the amended Administration Agreement are discussed separately below.

Nature, quality and extent of services. The trustees reviewed the nature, quality and extent of the services of CWAM and its affiliates to the Funds, taking into account the investment objective and strategy of each Fund and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Funds. The trustees also considered other services provided to the Funds by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services for the board of trustees and committees of the board; communicating with shareholders; serving as the Funds' administrator; and overseeing the activities of the Funds' other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to each Fund were appropriate and consistent with the terms of the Advisory Agreement and the Administration Agreement, and that the quality of those services had been consistent with or superior to quality norms in the industry. The trustees further concluded that the Funds were likely to benefit from the continued provision of those services by CWAM to the Funds. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and had demonstrated its continuing ability to attract and retain well qualified personnel.

Performance of the Funds. At various meetings of the board of trustees, the Committee and the investment performance committee of the board, the trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). On the domestic side, the trustees discussed how Wanger USA had exceeded its peer category average and beat its primary benchmark for the five year period, according to Morningstar, noting that Lipper's rankings of Wanger USA was somewhat lower than Morningstar's. Wanger Select had a particularly difficult performance year during 2007, which the trustees acknowledged. The trustees also reviewed the performance of the international Funds, discussing how both Wanger International and Wanger International Select continued to outperform their benchmarks over the five year period, but not the majority of their peer groups established by Lipper and Morningstar. During the annual contract renewal process, the trustees concluded that, although past performance is not necessarily indicative of future results, the Funds' strong overall longer-term performance record was an important factor in the their evaluation of the quality of services provided by CWAM under the Advisory Agreement.

Costs of Services and Profits Realized by CWAM. At various Committee and board of trustees meetings and other informal meetings, the trustees examined detailed information on the fees and expenses of each Fund in comparison to information for other comparable funds provided by Lipper and Morningstar. As noted in the Fee Evaluation, the contractual rates of investment advisory fees and the actual advisory fees paid by Wanger Select and Wanger USA were higher than the median advisory fee rates of their

22

Wanger Select 2008 Annual Report

respective peer groups. The trustees also considered the advisory fees of the Funds relative to those of the series of Columbia Acorn Trust ("Acorn"), a group of funds with similar investment strategies also overseen by the trustees and managed by CWAM. The trustees noted that the Funds' advisory fees were comparable to those of the Acorn funds.

The trustees reviewed the analysis of the profitability of CWAM in serving as each Fund's investment advisor and of CWAM and its affiliates in their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units, each of which was included in the Fee Evaluation. The trustees considered the methodology used by CWAM in determining compensation payable to portfolio managers and the competitive market for investment management talent. They discussed how profitability comparisons among fund managers are not very meaningful due to the small number of publicly owned managers, and how the profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and cost of capital.

The trustees also reviewed the advisory fees charged by CWAM for managing other investment companies, sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. CWAM's institutional separate account fees for various investment strategies were examined and in some cases those fees were higher than the advisory fees charged to the Funds, and in some instances the Funds' fees were higher. The trustees noted that CWAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal risks that it does not assume in servicing many of its other clients. Finally, as part of the annual contract renewal process, the trustees considered CWAM's financial condition.

In connection with their consideration of the Administration Agreement, and as recommended by the Committee and the Trust's Senior Officer, the Independent Trustees negotiated breakpoints in the fee schedule for administrative services that will reduce the fee for those services if the aggregate net assets of the Funds exceed $4 billion.

The trustees concluded that the rates of advisory fees and other compensation payable by the Funds to CWAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisors for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees also concluded that the Funds' estimated overall expense ratios were reasonable, considering the quality of services provided by CWAM and its affiliates and the investment performance of the Funds.

Economies of Scale. At various meetings throughout the annual contract renewal process, the trustees considered information about the extent to which CWAM realizes economies of scale in connection with the increase of Fund assets. The trustees noted that the advisory fee schedule for each Fund includes breakpoints in the rate of fees at various asset levels. The trustees discussed extensively the appropriateness of the recommendation of the Committee regarding the addition of further breakpoints to the fee schedule under the Administration Agreement. They noted that the Funds also share directly in economies of scale through lower charges by third party service providers based on the combined scale of all of the Funds. The trustees concluded that the current fee structure of each Fund, with the administration fee schedule changes recommended by the Contract Committee, was reasonable and reflective of a sharing between CWAM and the Funds of economies of scale.

Other Benefits to CWAM. The trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They noted that the Funds' transfer agent and distributor were each affiliates of CWAM and that the transfer agent received compensation from the Funds for services provided. The trustees considered ways, other than the services provided by CWAM and its affiliates pursuant to various agreements and the fees to be paid by each Fund therefor, that the Funds and CWAM may potentially benefit from their relationship with each other. At various Committee meetings, the trustees considered CWAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM, and determined that CWAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and guidance then in effect. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefit from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM. The trustees further determined that the success of any Fund could attract other business to CWAM or the Funds and that the success of CWAM could enhance its ability to serve the Funds.

After full consideration of the above factors, as well as other factors that were considered relevant in evaluating the Advisory Agreement, the trustees, including the Independent Trustees, concluded that the continuation of the Advisory Agreement and continuation of the Administration Agreement (as amended to reflect the new administration fee schedule), was in the best interest of each Fund. On June 11, 2008, the trustees approved continuation of the Advisory Agreement and the Administration Agreement, as so amended, through July 31, 2009.

23

Wanger Select 2008 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. Each trustee may serve a term of unlimited duration until the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.

The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, and other directorships they hold are shown below. Each trustee serves in such capacity for each of the four series of the Trust and each of the six series of Columbia Acorn Trust.

The business address of each trustee and officer of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe, Suite 3000, Chicago, Illinois 60606. The Fund's Statement of Additional Information includes additional information about the Fund's trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago, IL 60606
888-4-WANGER (888-492-6437)

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2008	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust:

Laura M. Born, 43, Trustee	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; formerly, Managing Director—Investment Banking, J.P. Morgan Chase & Co. (broker/ dealer) 1991-2007.	10	Columbia Acorn Trust.

Michelle L. Collins, 48, Trustee	2008	President, Cambium LLC, since 2007; Advisory Board Member, Svoboda Capital Partners LLC, since 2007; Managing Director Svoboda Capital Partners LLC, 1998-2006.	10	Columbia Acorn Trust; Molex, Inc. (electronics components manufacturer).

Maureen M. Culhane, 60, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment advisor) 2005-2007; Vice President (Consultant)—Strategic Relationship Management, Goldman Sachs AG, 1999-2005.	10	Columbia Acorn Trust.

Margaret Eisen, 55, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management), since 2003; Managing Director, CFA Institute, 2005-2008.	10	Columbia Acorn Trust; Antigenics, Inc. (biotechnology and pharmaceuticals).

Jerome Kahn, Jr., 74, Trustee	1987	Portfolio manager and stock analyst; formerly, President, William Harris Investors, Inc. (investment advisor).	10	Columbia Acorn Trust.

Steven N. Kaplan, 49, Trustee	1999	Neubauer Family Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business.	10	Columbia Acorn Trust; Morningstar, Inc. (provider of independent investment research).

David C. Kleinman, 73, Trustee	1972	Adjunct Professor of Strategic Management, University of Chicago Booth School of Business; business consultant.	10	Columbia Acorn Trust; Sonic Foundry, Inc. (rich media systems and software).

24

Wanger Select 2008 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2008	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Allan B. Muchin, 72, Trustee and Vice Chairman of the Board	1998	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	10	Columbia Acorn Trust.

Robert E. Nason, 72, Trustee and Chairman of the Board	1998	Consultant and private investor, since 1998; prior thereto, Chief Executive Officer, executive partner, and member of the Executive Committee, Grant Thornton, LLP (public accounting firm).	10	Columbia Acorn Trust.

James A. Star, 47, Trustee	2006	President, Longview Asset Management LLC (investment advisor), since 2003.	10	Columbia Acorn Trust; Traush Industries (privately-owned manufacturer of refrigeration parts and products).

John A. Wing, 73, Trustee	2002	Partner, Dancing Lion Partners (investment firm); prior thereto, Chairman of the Board and Chief Executive Officer, ABN-AMRO Inc. (formerly named The Chicago Corporation, a financial services firm), Chief Executive Officer, Market Liquidity Network, LLC, and Frank Wakely Gunsaulus Professor of Law and Finance and Chairman of the Center for the Study of Law and Financial Markets, Illinois Institute of Technology.	10	Columbia Acorn Trust; First Chicago Bank and Trust; First Chicago Bancorp.

Trustees who are interested persons of Wanger Advisors Trust:

Charles P. McQuaid, 55, Trustee and President (1)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; portfolio manager, CWAM or its predecessors, since 1995.	10	Columbia Acorn Trust.

Ralph Wanger, 74, Trustee (2)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003-September 2005.	10	Columbia Acorn Trust.

Officers of Wanger Advisors Trust:

Ben Andrews, 42, Vice President	2004	Portfolio manager and analyst, CWAM or its predecessors, since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	10	None.

Michael G. Clarke, 39, Assistant Treasurer	2004	Treasurer of certain Columbia Funds since June 2008; Deputy Treasurer of certain Columbia Funds since June 2008; Chief Accounting Officer and Assistant Treasurer, the Columbia Funds, October 2004 to May 2008; Director of Fund Administration, Columbia Management Advisors, LLC, since January 2006; Managing Director, Columbia Management Advisors, LLC, September 2004-December 2005; Vice President of Fund Administration, Columbia Management Advisors, LLC, June 2002-September 2004.	10	None.

Jeffrey Coleman, 39, Assistant Treasurer	2006	Director of Fund Administration, CWAM, since January 2006; Fund Controller, CWAM or its predecessors, October 2004-January 2006; Vice President, CDC IXIS Asset Management Services, Inc., August 2000-September 2004.	10	None.

25

Wanger Select 2008 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2008	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
J. Kevin Connaughton, 44, Assistant Treasurer	2001	President of certain Columbia Funds since January 2009; Treasurer and Chief Financial Officer, the Columbia Funds, since December 2000; Managing Director, Columbia Management Advisors, LLC, since April 2003; Treasurer and Chief Financial Officer of the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Treasurer, the Galaxy Funds, September 2002-November 2005; Senior Officer of various affiliated entities of Bank of America, including other registered and unregistered funds.	10	None.

P. Zachary Egan, 40, Vice President	2003	Director of International Research, CWAM or its predecessors, since December 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2003; portfolio manager and analyst, CWAM or its predecessors, since 1999.	10	None.

Peter T. Fariel, 51, Assistant Secretary	2006	Associate General Counsel, Bank of America Corporation, since April 2005; prior thereto, Partner, Goodwin Procter LLP (law firm).	10	None.

John Kunka, 38, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM or its predecessors, since May 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. (investment advisor), September 2005-May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None.

Joseph LaPalm, 38, Vice President	2006	Chief Compliance Officer, CWAM, since 2005; prior thereto, compliance officer, William Blair & Company (investment firm).	10	None.

Bruce H. Lauer, 51, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors, since April 2000; Vice President, Secretary and Treasurer, Columbia Acorn Trust and Wanger Advisors Trust, since 1995; Director, Wanger Investment Company PLC; Director, Banc of America Capital Management (Ireland) Ltd.; Director, Bank of America Global Liquidity Funds, PLC.	10	None.

Louis J. Mendes, 44, Vice President	2003	Portfolio manager and analyst, CWAM or its predecessors, since 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2003.	10	None.

Robert A. Mohn, 47, Vice President	1997	Director of Domestic Research, CWAM or its predecessors, since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and analyst, CWAM or its predecessors, since August 1992.	10	None.

Christopher Olson, 44, Vice President	2001	Portfolio manager and analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2001.	10	None.

Robert P. Scales, 56, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004; prior thereto, Associate General Counsel, Grant Thornton LLP (public accounting firm).	10	None.

Linda Roth-Wiszowaty, 39, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	10	None.

(1)  Mr. McQuaid is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940 because he is an officer of the Trust and of CWAM.

(2)  Mr. Wanger is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940 because he owns securities issued by a controlling person of CWAM.

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Wanger Select 2008 Annual Report

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27

Wanger Select 2008 Annual Report

Wanger Advisors Trust

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Advisor

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel

Bell, Boyd & Lloyd LLP
Chicago, Illinois

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 1-800-SEC-0330.

28

Columbia Wanger Funds

OL2568A

SHC-42/4939-1208 09/72714

Wanger USA

(formerly Wanger U.S. Smaller Companies)

2008 Annual Report

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

  Wanger USA

  2008 Annual Report

1	Understanding Your Expenses

2	The Population Bust

4	Performance Review

6	Statement of Investments

13	Statement of Assets and Liabilities

13	Statement of Operations

14	Statement of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Management Fee Evaluation of the Senior Officer

25	Board Approval of the Advisory Agreement

27	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, L.P. ("CWAM") is one of the leading global small-and mid-cap equity managers in the United States with more than 37 years of small- and mid-cap investment experience. As of December 31, 2008, CWAM manages $19.3 billion in assets and is the investment advisor to Wanger USA, Wanger International, Wanger Select, Wanger International Select (together, the "Wanger Advisors Trust Funds") and the Columbia Acorn Family of Funds. Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors.The Wanger Advisors Trust Funds and the Columbia Acorn Family of Funds (together with other funds advised by Columbia Management affiliates, the"Columbia Funds") are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation. CWAM is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

Please consider the investment objectives, risks, charges and expenses for the Fund carefully before investing. Contact 1-888-4-WANGER for a prospectus, which contains this and other important information about the Fund. You should read it carefully before you invest.

The views expressed in "The Population Bust" and in the Performance Review reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed.These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger USA 2008 Annual Report

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial, hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the "Compare with other funds" information for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2008 – December 31, 2008

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger USA	1,000.00	1,000.00	656.68	1,020.16	4.12	5.03	0.99

*For the six months ended December 31, 2008.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

Wanger USA 2008 Annual Report

The Population Bust

Important socio-economic predictions are based on demographics. For example, virtually all of the people who will retire in 2058 are living today and retirement age, immigration and mortality trends are utilized to create assumptions that will be used to predict the number of future retirees. The labor force of 2028 and the military age population of 2025 are similarly predictable. These factors are major drivers of government burdens, GDP growth and military potential. Demographics indicate that the world is unlikely to age gracefully.

World Demographic Trends

Richard Jackson and Neil Howe's, The Graying of the Great Powers provides an excellent summary of current demographic trends. Its authors conclude that, "The world is entering a demographic transformation of unprecedented dimensions...a fundamental demographic shift with no parallel in the history of humanity.... There is almost no chance that it will not happen—or that it will be reversed in our lifetime."1

The world's current great powers2 are aging at remarkably divergent rates. The United States is barely aging and has a fertility rate of 2.0 to 2.1 births per woman during child-bearing years, very near long-term zero population growth. This country is one of the youngest developed nations, and the age gap between the United States and other developed countries is projected to widen. "By the mid-2020's, the United States will be the only major developed country with more children under age 20 than elderly over age 65—and the only one whose working-age population will still be growing," write Jackson and Howe. The U.S. work force is projected to grow 14% between 2005 and 2030.3

Russian fertility rates plunged through the 1980s and rest today at 1.2 to 1.3 births. Risky lifestyles and a poor health care system have caused mortality rates to soar. Life expectancy for a Russian male has dropped to 59 years, lower than that of Bangladeshi males! Russia's working age population (those aged 20 to 64) will plunge 17% from 2005 to 2030.4 Prime Minister Vladimir Putin termed Russia's lack of births as "the most acute problem facing our country today."5

Jackson and Howe note that Japan is ground zero for demographic aging. Like Russia, its fertility rate has fallen to an average of 1.3 children per woman. In 1980, Japan was the youngest developed country, with only 9% of its population over age 65. By 2005, its elderly (those aged 65 and over) accounted for 20% of its population, making it one of the oldest developed countries. Japan's working-age population started shrinking in 2000 and from 2005 to 2030 it is expected to drop 18%.6

China's one-child policy collapsed fertility rates, which have since rebounded to 1.7 to 1.8. But China's pre-one-child-policy population bulge is aging rapidly. China's working age population will fall after 2015 and China's ratio of workers to retirees will triple from 2005 to 2030. The Chinese have relied on family rather than the government for old age support and, with shrunken families, China by 2030 could have over 100 million indigent seniors. The Asian Tigers' fertility rates range from 0.9 to 1.4, and the Tigers also are rapidly aging.7,8

There are two demographic categories of Western European countries: those with likely slow population declines and those with likely fast population drops. Slow decliners have fertility rates of around 1.8 and include the United Kingdom, France and northern Europe, except Germany. Fast decliners have fertility rates of 1.3 and include Germany and southern Europe. The working age population of Europe is projected to shrink 6% by 2030. Public pensions already cost Europe twice the percentage of GDP as compared to the United States, and will get worse. Europe's elderly will account for over 25% of its population in 2030, up from 17% in 2005.9

The image of rapidly growing populations all over the developing world is outdated. Only a few areas of the world, including sub-Saharan Africa and some Muslim countries (Iraq, Yemen, Somalia, Sudan, Afghanistan and Pakistan) have fertility rates of 4.0 or higher. Fertility has trended down in most other developing countries. In non-Muslim South Asia, including India, fertility has fallen to about 3.0. Latin America fertility has dropped to 2.5 from 6.0 in the 1960s. Turkey and Iran have current fertility rates around 2.1. However, many developing countries have high percentages of women in childbearing ages, so despite declining fertility rates, their absolute numbers of youths and working age populations will grow rapidly for several decades.10

Immigration will impact the numbers in the United States and Europe. Migration is at or near records in many countries. Some 13% of the U.S. population consists of immigrants, as does 8% to 13% of France, the United Kingdom and Germany. Hispanics are the primary immigrants into the United States; most are employed and data indicates that second generation Hispanics have higher incomes than their parents. That in turn suggests higher productivity and some degree of assimilation. Muslims are the primary immigrants in many European countries; their unemployment rates are high and most of their second generation seems to be making little economic progress; many are not assimilating. This suggests future productivity problems in much of Europe, and possibly diverging national interests.11

Jackson and Howe cite numerous geopolitical implications from demographic changes. Within the developed world, only the United States will likely have the capacity to remain a great power. It was the third most populous country in the world in 1950 and is forecasted to remain so in 2050. Germany, the United Kingdom, Italy and France had populations among the top dozen countries in the world in 1950, but of them, Germany will be the leader at 26th in 2050.

Wanger USA 2008 Annual Report

Western Europe and Japan will be aged and Western Europe especially will have huge public pension costs. While the United States and Western Europe each accounted for 37% of the developed world's economy in the 1980s, the U.S. will likely grow to 54% and Western Europe is projected to shrink to 23% by 2050.12 The United States' increasing relative strength will likely mean that it will need to provide for an even greater proportion of the developed world's security.

Though the U.S. share of the developed world's population and economy will rise, its share of the total world's population and economy will fall. Howe and Jackson note that 90% of the world's population growth to 2050 will occur in sub-Saharan Africa, Muslim countries and South Asia, in nations largely troubled by poverty, religious conflict or both.13

Due to the characteristics of population segments, security risks are likely to rise and peak in the 2020s. This will come at a time when most of the historically great powers are likely to have military recruiting challenges along with budget problems. Jackson and Howe also worry about the effects of aging on savings rates and creativity. In a book by Mark Steyn titled America Alone,14 the author writes that the United States should do a better job exporting its values of liberty, women's rights, freedom of speech, self reliance, decentralization and responsibility. He believes this is one way the U.S. influence can make a positive impact.

Investment Implications

Change creates investment risks and opportunities. Recognizing these powerful trends and understanding when they are likely to occur could mitigate the risks and result in profitable investments.

Studies indicate that an individual's creativity, as measured by works of art, peaks between the ages of 30 and 50 and that Nobel achievements peak when people are in their 30s.15 An aging worldwide population may make innovation more scarce and consequently more highly rewarded. Innovative companies may become less subject to competition and be more highly valued in financial markets.

Small- and mid-cap companies tend to be innovative and adaptable. Many existing companies provide goods and services to growing population segments and more will emerge in the future to do so. Our analysts will continue to pursue these opportunities around the world.

The United States has excellent prospects compared to much of the rest of the developed world. Many investment analysts have tracked the baby boomer and echo baby boomer age segments, and as a result have predicted demand for goods and services such as toys, school books, automobiles, housing, leisure items and health care. Long-term demand for leisure and health care continues to appear promising, and additional opportunities may include companies producing labor saving devices and military technology. The United States stands to benefit from woes elsewhere, as highly productive people migrate here for employment and entrepreneurial opportunities, lower taxes and, in some cases, less strife.

There will continue to be investment opportunities overseas. In developed countries, companies that provide products or services to aging populations should benefit. Once the world economy recovers, capital goods suppliers to developing countries should resume growing. Developing countries that have moderate population growth and attractive climates for capitalism are likely to increase their share of world GDP and provide investment opportunities. Companies that participate in domestic growth within these countries should especially benefit.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in this essay are those of the author and not of the Columbia Wanger Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates or other divisions of Bank of America and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Jackson, Richard and Howe, Neil, The Graying of the Great Powers, (Washington, D.C., Center for Strategic & International Studies, 2008), pg. 1.

2  By popular definition, the "great powers" are the worlds most powerful countries based on wealth, military strength and population.

3  Jackson, Richard and Howe, Neil, op. cit., pgs. 39-40.

4  Ibid, pg. 179.

5  "Vladimir Putin on Raising Russia's Birth Rate," Population and Development Review 32, no. 2 (June 2006).

6  Jackson, Richard and Howe, Neil, op. cit., pg. 44.

7  The Asian Tiger countries include Hong Kong, Singapore, South Korea and Taiwan.

8  Jackson, Richard and Howe, Neil, op. cit., pgs. 155, 171, 175.

9  Ibid, pg. 42.

10  Ibid, pgs. 163-176.

11  Ibid, pgs. 122-126.

12  Ibid, pgs. 191-192.

13  Ibid, pg. 194.

14  Steyn, Mark, America Alone: The End of the World As We Know It, (Washington, D.C., Regnery Publishing, Inc., 2006), pgs. 173, 205.

15  Jackson, Richard and Howe, Neil, op. cit., pg. 111.

Wanger USA 2008 Annual Report

Performance Review Wanger USA

Robert A. Mohn
Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waiver and reimbursement of fund expenses by the advisor or affiliates. Absent these fee waivers, or expense reimbursements, performance results may be lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

In terms of investing, the best thing that can be said about 2008 is that it is over. The destruction of capital caused by the credit crisis hit all areas of the market and Wanger USA was not spared. The Fund fell 39.68% for the annual period vs. an index decline of 33.79%. In addition to the general economic crunch, Fund performance vs. the benchmark was further dampened by a spike mid-year in micro-caps. The Fund owns few of these types of stocks.

The Fund's energy and consumer stocks took the brunt of the market beating. Oil prices fell over 50% from their mid-year peak, and energy stocks followed in tow. Fund holdings in Ultra Petroleum, FMC Technologies, Atwood Oceanics and Carrizo Oil & Gas saw declines ranging from 56% to 70% in the year.

Consumers cut back their spending and retailers felt the pinch. Abercrombie & Fitch posted the Fund's biggest losses with a 70% decline. Sales fell and profits suffered from the company's decision to refrain from discounting its prices. The stock got the markdown instead. Urban Outfitters, an apparel and home specialty goods retailer, fell 45% despite having strong sales growth for the first three quarters of the year. Investors seemed to fear the fastest-growing consumer companies had the furthest to fall.

Also part of the consumer sector, Champion Enterprises, a maker of manufactured homes, collapsed with the housing market. Its business is concentrated in southwestern states like California and Arizona where home sales have fallen dramatically not only for site-built homes but also for manufactured homes. The stock was down 94% for the year.

There were some bright spots in the year. ITT Educational Services announced a 14% increase in student enrollment as the economic slowdown, and subsequent job losses, drove people back to school. The stock was the Fund's top dollar contributor for the year with an 11% gain. Fund winners included four companies that were acquired during the year: CNET, Vital Signs, Collagenex Pharmaceuticals and Philadelphia Consolidated Holding.

Smaller banks and insurance companies also bucked the downward trend. Fund holdings in Valley National Bancorp, Berkshire Hills Bancorp, Lakeland Financial and Pacific Continental benefited from a decrease in competition as their big, "sophisticated" bank rivals were forced to stop lending in order to conserve their depleted capital bases. Our bank winners also avoided the severe credit losses experienced by some of their more aggressive peers. Insurance company Tower Group was up in the year on signs of rising insurance prices.

The economy is in a freefall and the stock market is an emotional mess. There are two ways to deal with this situation. Investors can obsess over the economic tea leaves and attempt to "time" the market by adjusting their exposure to equities vs. cash and/or adjust their portfolio mix of "early-cycle" vs. "economically-stable" industry sectors. Alternatively, investors can focus on individual stock fundamentals and attempt to identify which companies will survive and thrive once the economic turbulence subsides. We believe the latter option is the more enlightened choice and could lead to the most favorable longer-term results.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Wanger USA 2008 Annual Report

Growth of a $10,000 Investment in
Wanger USA

Total return for each period,
May 3, 1995 (inception date) through December 31, 2008

This graph compares the results of $10,000 invested in Wanger USA on May 3, 1995 (the date the Fund began operations) through December 31, 2008, to the Russell 2000 Index, with dividends and capital gains reinvested. Performance shown here is past performance, which cannot guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Current returns for the Fund may be different than that shown. For daily and most recent month-end performance updates, please contact us at 1-888-4-WANGER.

Results as of December 31, 2008

	4th quarter	1 year
Wanger USA	-27.74%	-39.68%
Russell 2000 Index	-26.12	-33.79
S&P MidCap 400 Index	-25.55	-36.23
S&P 500 Index	-21.94	-37.00

NAV as of 12/31/08: $19.30

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 0.95%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The Russell 2000 Index, which is the Fund's primary benchmark, measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 7% of the total market capitalization of the Russell 3000 Index. The S&P MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies. The S&P 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Top 5 Industries

As a percentage of net assets, as of 12/31/08

Information	27.5%
Finance	19.4
Industrial Goods & Services	15.9
Consumer Goods & Services	13.0
Health Care	10.7

Top 10 Holdings

As a percentage of net assets, as of 12/31/08

1. ITT Educational Services Post-secondary Degree Services	4.2%
2. Ametek Aerospace/Industrial Instruments	2.5
3. ESCO Technologies Automatic Electric Meter Readers	2.3
4. HCC Insurance Holdings Specialty Insurance	2.0
5. Global Payments Credit Card Processor	2.0
6. Crown Castle International Communications Towers	1.9
7. TW Telecom Fiber Optic Telephone/Data Services	1.8
8. FMC Technologies Oil & Gas Wellhead Manufacturer	1.7
9. Valley National Bancorp New Jersey/New York Bank	1.6
10. Flir Systems Infrared Cameras	1.6

Wanger USA 2008 Annual Report

Wanger USA

Statement of Investments, December 31, 2008

Number of Shares		Value
	Common Stock – 96.8%
	Information – 27.5%
	Business Software – 6.6%
364,000	Concur Technologies (a) Web Enabled Cost & Expense Management Software	$11,946,480
682,510	Micros Systems (a) Information Systems for Restaurants & Hotels	11,138,563
2,280,000	Novell (a) Directory, Operating System & Identity Management Software	8,869,200
305,000	ANSYS (a) Simulation Software for Engineers & Designers	8,506,450
575,000	Blackbaud Software & Services for Non-profits	7,762,500
565,000	Informatica (a) Enterprise Data Integration Software	7,757,450
100,000	Quality Systems IT Systems for Medical Groups & Ambulatory Care Centers	4,362,000
150,000	NetSuite (a) End to End IT Systems Solution Delivered Over the Web	1,266,000
90,000	Avid Technology (a) Digital Nonlinear Editing Software & Systems	981,900
		62,590,543
	Instrumentation – 4.8%
500,000	Flir Systems (a) Infrared Cameras	15,340,000
185,000	Mettler Toledo (a) Laboratory Equipment	12,469,000
765,000	IPG Photonics (a) Fiber Lasers	10,082,700
268,000	Trimble Navigation (a) GPS-based Instruments	5,791,480
45,000	Varian (a) Analytical Instruments	1,507,950
		45,191,130
	Mobile Communications – 2.9%
1,040,000	Crown Castle International (a) Communications Towers	18,283,200
330,000	American Tower (a) Communications Towers in USA & Mexico	9,675,600
88,000	Globalstar (a) Satellite Mobile Voice & Data Carrier	17,600
		27,976,400

Number of Shares		Value
	Semiconductors & Related Equipment – 2.8%
743,000	Microsemi (a) Analog/Mixed-signal Semiconductors	$9,391,520
1,180,000	Integrated Device Technology (a) Communications Semiconductors	6,619,800
189,300	Supertex (a) Mixed-signal Semiconductors	4,545,093
1,179,750	ON Semiconductor (a) Mixed-signal & Power Management Semiconductors	4,011,150
140,000	Littelfuse (a) Little Fuses	2,324,000
		26,891,563
	Financial Processors – 2.0%
586,880	Global Payments Credit Card Processor	19,243,795
	Telephone Services – 1.9%
1,981,000	TW Telecom (a) Fiber Optic Telephone/Data Services	16,779,070
800,000	PAETEC Holding (a) Telephone/Data Services for Business	1,152,000
		17,931,070
	Computer Hardware & Related Equipment – 1.8%
375,600	Amphenol Electronic Connectors	9,006,888
230,000	II-VI (a) Laser Components	4,390,700
80,000	Nice Systems – ADR (Israel) (a) Audio & Video Recording Solutions	1,797,600
85,000	Zebra Technologies (a) Bar Code Printers	1,722,100
		16,917,288
	Telecommunications Equipment – 1.2%
475,000	Polycom (a) Video Conferencing Equipment	6,417,250
1,300,000	Tellabs (a) Telecommunications Equipment	5,356,000
		11,773,250

See accompanying notes to financial statements.

Wanger USA 2008 Annual Report

Wanger USA

Statement of Investments, December 31, 2008

Number of Shares		Value
	Business Information & Marketing Services – 0.9%
443,200	Navigant Consulting (a) Financial Consulting Firm	$7,033,584
76,276	Viad Trade Show Services, Travel & Tours	1,887,069
		8,920,653
	Internet Related – 0.7%
875,000	TheStreet.com Financial Information Website Publisher	2,537,500
310,000	SkillSoft – ADR (a) Web-based Learning Solutions (E-Learning)	2,213,400
257,000	Switch & Data Facilities (a) Network Neutral Data Centers	1,899,230
		6,650,130
	Gaming Equipment & Services – 0.6%
240,000	Bally Technologies (a) Slot Machines & Software	5,767,200
	Computer Services – 0.6%
155,000	SRA International (a) Government IT Services	2,673,750
705,500	Hackett Group (a) IT Integration & Best Practice Research	2,060,060
753,000	RCM Technologies (a) (b) Technology & Engineering Services	813,240
		5,547,050
	Contract Manufacturing – 0.3%
115,000	Plexus (a) Electronic Manufacturing Services	1,949,250
1,500,000	Sanmina-SCI (a) Electronic Manufacturing Services	705,000
		2,654,250
	CATV – 0.2%
335,000	Mediacom Communications (a) CATV Franchises	1,440,500
	TV Broadcasting – 0.1%
880,000	Entravision Communications (a) Spanish Language TV & Radio Stations	1,372,800

Number of Shares		Value
	Radio – 0.1%
260,000	Cumulus Media (a) Radio Stations in Small Cities	$647,400
561,900	Salem Communications (a) Radio Stations for Religious Programming	421,425
515,000	Spanish Broadcasting System (a) Spanish Language Radio Stations	49,955
		1,118,780
	Total Information	261,986,402
	Finance – 19.4%
	Banks – 7.3%
760,556	Valley National Bancorp New Jersey/New York Bank	15,401,259
455,100	MB Financial Chicago Bank	12,720,045
413,979	Lakeland Financial Indiana Bank	9,860,980
689,700	TCF Financial Great Lakes Bank	9,421,302
437,000	Pacific Continental Niche Pacific N.W. Bank	6,541,890
280,816	Glacier Bancorp Mountain States Bank	5,341,120
155,600	Associated Banc-Corp Midwest Bank	3,256,708
103,000	SVB Financial Group (a) Bank to Venture Capitalists	2,701,690
192,928	Old Second Bancorp Illinois Bank	2,237,965
100,925	Green Bankshares Tennessee Bank	1,366,524
500,000	Guaranty Bancorp (a) Colorado Bank	1,000,000
		69,849,483
	Insurance – 4.1%
720,500	HCC Insurance Holdings Specialty Insurance	19,273,375
276,000	Leucadia National (a) Insurance Holding Company	5,464,800

See accompanying notes to financial statements.

Wanger USA 2008 Annual Report

Wanger USA

Statement of Investments, December 31, 2008

Number of Shares		Value
	Insurance – 4.1% (cont)
18,000	Markel (a) Specialty Insurance	$5,382,000
64,000	Navigators Group (a) Specialty Insurance	3,514,240
120,000	Tower Group Commercial & Personal Lines Insurance	3,385,200
75,000	Endurance Specialty Holdings Commercial Lines Insurance/Reinsurance	2,289,750
		39,309,365
	Finance Companies – 3.8%
335,000	Aaron Rents Rent to Own	8,917,700
1,142,400	AmeriCredit (a) Auto Lending	8,727,936
205,000	GATX Rail Car Lessor	6,348,850
270,000	McGrath Rentcorp Temporary Space & IT Rentals	5,767,200
144,800	World Acceptance (a) Personal Loans	2,861,248
350,000	H&E Equipment Services (a) Heavy Equipment Leasing	2,698,500
230,000	CAI International (a) International Container Leasing & Management	729,100
		36,050,534
	Savings & Loans – 2.9%
600,000	ViewPoint Financial Texas Thrift	9,630,000
538,650	People's United Connecticut Savings & Loan	9,604,129
238,079	Berkshire Hills Bancorp Northeast Thrift	7,347,118
60,272	Provident New York Bancorp New York State Thrift	747,373
42,455	K-Fed Bancorp Los Angeles Savings & Loan	275,958
9,800	Anchor Bancorp Wisconsin Wisconsin Thrift	27,048
		27,631,626

Number of Shares		Value
	Brokerage & Money Management – 1.3%
642,000	SEI Investments Mutual Fund Administration & Investment Management	$10,085,820
100,000	Eaton Vance Specialty Mutual Funds	2,101,000
		12,186,820
	Total Finance	185,027,828
	Industrial Goods & Services – 15.9%
	Machinery – 11.2%
795,000	Ametek Aerospace/Industrial Instruments	24,016,950
527,300	ESCO Technologies (a) Automatic Electric Meter Readers	21,592,935
442,000	Donaldson Industrial Air Filtration	14,873,300
365,100	Nordson Dispensing Systems for Adhesives & Coatings	11,789,079
475,600	Pentair Pumps & Water Treatment	11,257,452
195,000	MOOG (a) Motion Control Products for Aerospace, Defense & Industrial Markets	7,131,150
196,000	Clarcor Mobile & Industrial Filters	6,503,280
262,200	Mine Safety Appliances Safety Equipment	6,269,202
50,000	Kaydon Specialized Friction & Motion Control Products	1,717,500
30,000	Lincoln Electric Welding Equipment & Consumables	1,527,900
		106,678,748
	Outsourcing Services – 1.5%
400,000	Quanta Services (a) Electrical & Telecom Construction Services	7,920,000
305,000	Administaff Professional Employer Organization	6,612,400
		14,532,400

See accompanying notes to financial statements.

Wanger USA 2008 Annual Report

Wanger USA

Statement of Investments, December 31, 2008

Number of Shares		Value
	Construction – 0.9%
195,000	Simpson Manufacturing Wall Joint Maker	$5,413,200
50,000	Texas Industries Aggregates, Cement & Concrete	1,725,000
140,000	M/I Homes Home Builder	1,475,600
		8,613,800
	Industrial Materials & Specialty Chemicals – 0.9%
100,000	Cytec Industries Aerospace Composites & Specialty Chemicals	2,122,000
155,000	Drew Industries (a) RV & Manufactured Home Components	1,860,000
50,000	Greif Industrial Packaging	1,671,500
65,000	Koppers Holdings Integrated Provider of Carbon Compounds	1,405,300
60,000	Albemarle Refinery Catalysts & Other Specialty Chemicals	1,338,000
		8,396,800
	Waste Management – 0.6%
184,200	Waste Connections (a) Solid Waste Management	5,815,194
	Electrical Components – 0.5%
145,000	Acuity Brands Commercial Lighting Fixtures	5,061,950
	Steel – 0.3%
100,000	Haynes International (a) Producer of High Performance Alloys	2,462,000
	Total Industrial Goods & Services	151,560,892
	Consumer Goods & Services – 13.0%
	Other Consumer Services – 4.7%
423,000	ITT Educational Services (a) Post-secondary Degree Services	40,176,540
150,000	Weight Watchers International Weight Loss Programs	4,413,000
		44,589,540

Number of Shares		Value
	Apparel – 2.3%
891,745	True Religion Apparel (a) Premium Denim	$11,093,308
459,000	Coach (a) Designer & Retailer of Branded Leather Accessories	9,533,430
15,500	Deckers Outdoor (a) Fashion Footwear Wholesaler	1,237,985
		21,864,723
	Retail – 1.7%
575,000	Urban Outfitters (a) Apparel & Home Specialty Retailer	8,613,500
126,000	Abercrombie & Fitch Teen Apparel Retailer	2,906,820
120,000	PetSmart Pet Goods Retailer	2,214,000
479,000	Talbots Women's Specialty Retailer	1,144,810
150,000	Gaiam (a) Healthy Living Catalogs & E-Commerce	693,000
30,000	Dick's Sporting Goods (a) Sporting Goods Retailer	423,300
		15,995,430
	Furniture & Textiles – 1.1%
665,000	Knoll Office Furniture	5,998,300
310,000	Herman Miller Office Furniture	4,039,300
		10,037,600
	Other Durable Goods – 0.9%
288,400	Cavco Industries (a) Higher End Manufactured Homes	7,755,076
1,478,300	Champion Enterprises (a) Manufactured Homes	827,848
		8,582,924
	Consumer Goods Distribution – 0.8%
433,500	Pool Distributor of Swimming Pool Supplies & Equipment	7,789,995
	Casinos & Gaming – 0.4%
555,000	Pinnacle Entertainment (a) Regional Casino Operator	4,262,400

See accompanying notes to financial statements.

Wanger USA 2008 Annual Report

Wanger USA

Statement of Investments, December 31, 2008

Number of Shares		Value
	Travel – 0.4%
160,000	Vail Resorts (a) Ski Resort Operator & Developer	$4,256,000
	Nondurables – 0.4%
312,000	Jarden (a) Branded Household Products	3,588,000
	Leisure Products – 0.3%
140,000	Thor Industries RV & Bus Manufacturer	1,845,200
150,000	Winnebago Premier Motor Home Maker	904,500
		2,749,700
	Total Consumer Goods & Services	123,716,312
	Health Care – 10.7%
	Biotechnology & Drug Delivery – 4.0%
150,000	Myriad Genetics (a) Drugs/Diagnostics Hybrid	9,939,000
405,000	BioMarin (a) Biotech Focused on Orphan Diseases	7,209,000
561,400	Seattle Genetics (a) Antibody-based Therapies for Cancer	5,018,916
125,000	Auxilium Pharmaceuticals (a) Biotech Focused on Niche Disease Areas	3,555,000
535,000	Nektar Therapeutics (a) Drug Delivery Technologies	2,974,600
43,000	United Therapeutics (a) Biotech Focused on Rare Diseases	2,689,650
545,000	Array Biopharma (a) Drugs for Cancer & Inflammatory Diseases	2,207,250
320,000	Medarex (a) Humanized Antibodies	1,785,600
401,000	Arena Pharmaceuticals (a) Novel Drug Targeting Technology	1,672,170
189,000	Savient Pharmaceuticals (a) Biotech Company Focused on Niche Disease Areas	1,094,310
500,000	IsoRay (a)	100,000
100,000	IsoRay – Warrants (a) (c) Radiology Cancer Company	5,000

Number of Shares		Value
400,000	Neurogen (a) Development-stage Biotech Focused on Neurology	$57,600
738,060	Medicure – Warrants (a) (c)	4,059
	Cardiovascular Biotech Company
25,000	Locus Pharmaceuticals, Series A-1, Pfd. (a) (c)	3,750
12,886	Locus Pharmaceuticals, Series B-1, Pfd. (a) (c) High Throughput Rational Drug Design	1,933
		38,317,838
	Medical Supplies – 2.3%
255,000	Luminex (a) Instrument/Consumables Supplier	5,446,800
180,000	Immucor (a) Automated Blood Typing	4,784,400
70,700	Techne Cytokines, Antibodies & Other Reagents for Life Science	4,561,564
105,000	Meridian Biosciences Niche Diagnostics/Life Science Company	2,674,350
255,000	Cepheid (a) Molecular Diagnostic Company	2,646,900
53,000	Idexx Laboratories (a) Diagnostic Equipment & Services for Veterinarians	1,912,240
		22,026,254
	Health Care Services – 1.6%
435,000	PSS World Medical (a) Medical Supplies	8,186,700
242,000	Psychiatric Solutions (a) Behavioral Health Services	6,739,700
		14,926,400
	Medical Equipment & Devices – 1.5%
235,000	Alexion Pharmaceuticals (a) Biotech Focused on Orphan Diseases	8,504,650
169,000	Illumina (a) Leading Tools & Service Provider for Genetic Analysis	4,402,450
75,000	Kinetic Concepts (a) Wound Healing & Tissue Repair	1,438,500
		14,345,600
	Pharmaceuticals – 1.3%
145,000	Cephalon (a) Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology	11,170,800

See accompanying notes to financial statements.

Wanger USA 2008 Annual Report

Wanger USA

Statement of Investments, December 31, 2008

Number of Shares		Value
	Pharmaceuticals – 1.3% (cont)
309,380	QLT (a) Specialty Pharmaceuticals for Ophthalmology & Dermatology	$745,606
		11,916,406
	Total Health Care	101,532,498
	Energy & Minerals – 7.2%
	Oil & Gas Producers – 3.8%
400,000	Ultra Petroleum (a) Oil & Gas Producer	13,804,000
307,200	Southwestern Energy (a) Oil & Gas Producer	8,899,584
420,000	Carrizo Oil & Gas (a) Explores for Natural Gas & Crude Oil	6,762,000
88,000	Equitable Resources Natural Gas Producer & Utility	2,952,400
95,000	Penn Virginia Diversified Energy Producer	2,468,100
265,000	Quicksilver Resources (a) Natural Gas & Coal Seam Gas Producer	1,476,050
		36,362,134
	Oil Services – 3.4%
686,400	FMC Technologies (a) Oil & Gas Wellhead Manufacturer	16,356,912
460,000	Atwood Oceanics (a) Offshore Drilling Contractor	7,028,800
203,125	Exterran Holdings (a) Natural Gas Compressor Rental & Fabrication	4,326,562
107,000	Bristow (a) Largest Provider of Helicopter Services to Offshore Oil & Gas Producers	2,866,530
108,700	Tesco (a) Developing New Well Drilling Technologies	776,118
120,000	Tetra Technologies (a) U.S.-based Service Company with Life of Field Approach	583,200
11,900	Oceaneering International (a) Provider of Sub-sea Services & Manufactured Products	346,766
		32,284,888
	Total Energy & Minerals	68,647,022

Number of Shares or Principal Amount		Value
	Other Industries – 3.1%
	Transportation – 1.6%
580,800	Heartland Express Regional Trucker	$9,153,408
160,000	JB Hunt Transport Services Truck & Intermodal Carrier	4,203,200
180,000	Rush Enterprises, Class A (a) Truck Distribution	1,542,600
		14,899,208
	Real Estate – 1.5%
100,000	Digital Realty Trust Technology-focused Office Buildings	3,285,000
85,000	Corporate Office Properties Office Buildings	2,609,500
222,500	Gaylord Entertainment (a) Convention Hotels	2,411,900
196,000	Extra Space Storage Self Storage Facilities	2,022,720
90,000	American Campus Communities Student Housing	1,843,200
120,000	BioMed Realty Trust Life Science-focused Office Buildings	1,406,400
150,000	Kite Realty Group Community Shopping Centers	834,000
		14,412,720
	Total Other Industries	29,311,928
Total Common Stocks (Cost: $1,045,583,446) – 96.8%		921,782,882
Short-Term Obligations – 2.4%
	Repurchase Agreement – 2.0%
$18,874,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/08, due 1/02/09 at 0.010%, collateralized by a U.S. Treasury Obligation, maturing 11/17/15, market value $19,256,475 (repurchase proceeds $18,874,010)	18,874,000
	Commercial Paper – 0.4%
4,400,000	Toyota Motor Credit 0.55% due 1/23/09	4,398,521
Total Short-Term Obligations (Cost: $23,272,521) – 2.4%		23,272,521

See accompanying notes to financial statements.

Wanger USA 2008 Annual Report

Wanger USA

Statement of Investments, December 31, 2008

Value
Total Investments (Cost: $1,068,855,967) – 99.2% (d)	$945,055,403
Cash and Other Assets Less Liabilities – 0.8%	7,193,662
Total Net Assets – 100.0%	$952,249,065

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in this affiliated company during the twelve months ended December 31, 2008 are as follows:

Affiliate	Balance of Shares Held 12/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/2008	Value	Dividend
RCM Technologies	753,000	—	—	753,000	$813,240	$—

The aggregate cost and value of this company at December 31, 2008, were $5,474,962 and $813,240 respectively. Investments in the affiliated company represented 0.09% of total net assets at December 31, 2008.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at their fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2008, these securities amounted to $14,742 which represents less than 0.01% of total net assets.

Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Locus Pharmaceuticals, Series A-1, Pfd.	9/5/01	25,000	$1,000,000	$3,750
Locus Pharmaceuticals, Series B-1, Pfd.	2/8/07	12,886	37,369	1,933
IsoRay – Warrants	3/21/07	100,000	—	5,000
Medicure – Warrants	12/22/06	738,060	—	4,059
			$1,037,369	$14,742

(d)  At December 31, 2008, for federal income tax purposes cost of investments was $1,069,639,883 and net unrealized depreciation was $124,584,480 consisting of gross unrealized appreciation of $208,132,856 and gross unrealized depreciation of $332,717,336.

At December 31, 2008, the Fund held investments in the following sectors:

Sector	Percentage of Net Assets
Information	27.5
Finance	19.4
Industrial Goods & Services	15.9
Consumer Goods & Services	13.0
Health Care	10.7
Energy & Minerals	7.2
Other Industries	3.1
Short-Term Obligations	2.4
Cash and Other Assets less Liabilities	0.8
100.0

ADR = American Depositary Receipts

See accompanying notes to financial statements.

Wanger USA 2008 Annual Report

Statement of Assets and Liabilities
December 31, 2008

Assets:
Unaffiliated investments, at cost	$1,063,381,005
Affiliated investments, at cost (See Note 4)	5,474,962
Unaffiliated investments, at value	$944,242,163
Affiliated investments, at value (See Note 4)	813,240
Cash	257
Receivable for:
Investments sold	407,606
Fund shares sold	7,808,944
Interest	5
Dividends	610,014
Trustees' deferred compensation plan	52,813
Other assets	7,262
Total Assets	953,942,304
Liabilities:
Payable for:
Investments purchased	611,809
Fund shares repurchased	131,003
Investment advisory fee	653,050
Administration fee	37,990
Transfer agent fee	58
Trustees' fees	26
Custody fee	4,175
Reports to shareholders	164,181
Chief compliance officer expenses	2,789
Trustees' deferred compensation plan	52,813
Other liabilities	35,345
Total Liabilities	1,693,239
Net Assets	$952,249,065
Composition of Net Assets:
Paid-in capital	$1,143,892,687
Accumulated net investment loss	(52,813)
Accumulated net realized loss	(67,790,245)
Net unrealized depreciation on investments	(123,800,564)
Net Assets	$952,249,065
Fund Shares Outstanding	49,336,590
Net asset value, offering price and redemption price per share	$19.30

Statement of Operations
For the Year Ended December 31, 2008

Investment Income:
Dividends (net of foreign taxes withheld of $2,230)	$9,016,119
Interest income	379,380
Securities lending income	101,365
Total Investment Income	9,496,864
Expenses:
Investment advisory fee	11,596,843
Administration fee	679,872
Transfer agent fee	657
Trustees' fees	71,892
Custody fee	50,120
Chief compliance officer expenses (See Note 4)	41,077
Other expenses (See Note 5)	640,693
Total Expenses	13,081,154
Custody earnings credit	(2,464)
Net Expenses	13,078,690
Net Investment Loss	(3,581,826)
Net Realized and Unrealized Gain (Loss) on Investments:
Net loss on Investments	(67,478,097)
Net realized loss	(67,478,097)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated Investments	(548,986,214)
Affiliated investments (See Note 4)	(3,614,400)
Net change in unrealized appreciation (depreciation) on investments	(552,600,614)
Net Loss	(620,078,711)
Net Decrease in Net Assets from Operations	$(623,660,537)

See accompanying notes to financial statements.

Wanger USA 2008 Annual Report

Statement of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment loss	$(3,581,826)	$(2,803,605)
Net realized gain (loss) on investments	(67,478,097)	170,386,161
Net change in unrealized appreciation (depreciation) on investments	(552,600,614)	(89,827,618)
Net Increase (Decrease) in Net Assets from Operations	(623,660,537)	77,754,938
Distributions to Shareholders:
From net realized gains	(170,275,092)	(85,256,052)
Share Transactions:
Subscriptions	90,782,720	217,123,775
Distributions reinvested	170,275,092	85,256,052
Redemptions	(202,913,271)	(215,178,752)
Net Increase from Share Transactions	58,144,541	87,201,075
Total Increase (Decrease) in Net Assets	(735,791,088)	79,699,961
Net Assets:
Beginning of period	1,688,040,153	1,608,340,192
End of period	$952,249,065	$1,688,040,153
Accumulated net investment loss at end of period	$(52,813)	$(41,332)

See accompanying notes to financial statements.

Wanger USA 2008 Annual Report

Financial Highlights

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$36.26	$36.36		$34.90		$31.37		$26.51
Income from Investment Operations:
Net investment income (loss) (a)	(0.07)	(0.05	)(b)	(0.02)		0.09		(0.14)
Net realized and unrealized gain (loss) on investments	(13.16)	1.91		2.71		3.44		5.00
Total from Investment Operations	(13.23)	1.86		2.69		3.53		4.86
Less Distributions to Shareholders:
From net investment income	—	—		(0.08)		—		—
From net realized gains	(3.73)	(1.96)		(1.15)		—		—
Total Distributions to Shareholders	(3.73)	(1.96)		(1.23)		—		—
Net Asset Value, End of Period	$19.30	$36.26		$36.36		$34.90		$31.37
Total Return (c)	(39.68)%	5.39%		7.87%		11.25	%(d)	18.33%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.96%	0.95%		0.95%		0.95%		1.00%
Interest expense	—	—		0.00	%(f)	—		—
Net expenses (e)	0.96%	0.95%		0.95%		0.95%		1.00%
Net investment income (loss) (e)	(0.26)%	(0.15)%		(0.07)%		0.29%		(0.49)%
Waiver	—	—		—		0.00	%(f)	—
Portfolio turnover rate	22%	27%		19%		11%		15%
Net assets, end of period (000's)	$952,249	$1,688,040		$1,608,340		$1,493,695		$1,153,553

(a)  Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(c)  Total return at net asset value assuming all distributions are reinvested.

(d)  Had the investment advisor not waived a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Wanger USA 2008 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger USA (the "Fund"), is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

Effective June 1, 2008, Wanger U.S. Smaller Companies was renamed Wanger USA.

2.  Significant Accounting Policies

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Fund would typically invest and how they are classified within this SFAS 157 hierarchy are as follows. Typical level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Typical level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of December 31, 2008, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$921,768,140	$—
Level 2—Other Significant Observable Inputs	23,281,580	—
Level 3—Significant Unobservable Inputs	5,683	—
Total	$945,055,403	$—

The following table reconciles assets balances for the year ended December 31, 2008 in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of December 31, 2007	$98,504	$—
Accretion of Discounts/Amortization of Premiums	—	—
Realized Gain/(Loss)	—	—
Change in Unrealized Depreciation	(92,821)	—
Net Purchases (Sales)	—	—
Transfers In or Out of Level 3	—	—
Balance as of December 31, 2008	$5,683	$—

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into

U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Securities lending

The Fund may lend up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retained the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also received a fee for the loan. The Fund had the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan was collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities was determined at the close of business of the Fund and any additional required collateral is delivered to

Wanger USA 2008 Annual Report

Notes to Financial Statements, continued

each Fund on the next business day. The collateral was invested in the Dreyfus Government Cash Management Fund and the income earned was paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and borrower rebates. Generally, in the event of borrower default, the Fund had the right to use the collateral to offset any losses incurred. In the event the Fund was delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bore the risk of loss with respect to the investment of collateral.

The Fund began lending securities in the third quarter of 2008. Due to the turmoil in the financial markets, the Fund suspended securities lending activities on September 17, 2008. No new loans were made after that date and notice was given to the Fund's lending agent to recall the securities on loan. Resumption of securities lending may be reconsidered as market conditions improve. The net lending income earned in 2008 by the Fund is included in the Statement of Operations.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$3,570,345	$46,364	$(3,616,709)

Net investment income and net realized gains/(losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 were as follows:

	December 31, 2008	December 31, 2007
Distributions paid from:
Ordinary Income*	$—	$1,760,549
Long-Term Capital Gains	170,275,092	83,495,503

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Wanger USA 2008 Annual Report

Notes to Financial Statements, continued

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Depreciation*
$—	$—	$(124,584,480)

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

The following capital loss carryforwards, determined as of December 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$48,548,576

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2008, post-October capital losses of $18,457,746 attributed to security transactions were deferred to January 1, 2009.

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.  Transactions With Affiliates

Columbia Wanger Asset Management, L.P. ("CWAM") is a wholly owned subsidiary of Columbia Management Group, LLC, ("Columbia Management") which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Under the Fund's investment advisory agreement, management fees are accrued daily based on the Fund's average daily net assets and paid monthly to CWAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	0.94%
$100 million to $250 million	0.89%
$250 million to $2 billion	0.84%
$2 billion and over	0.80%

For the year ended December 31, 2008, the Fund's effective investment advisory fee rate was 0.85% of average daily net assets.

CWAM provides administrative services and receives an administration fee from the Fund. Effective August 1, 2008, CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

Prior to August 1, 2008, administration fees were accrued daily and paid monthly to CWAM at the annual rate of 0.05%.

For the year ended December 31, 2008, the Fund's effective administration fee rate was 0.05% of average daily net assets. CWAM has delegated to Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of BOA, the responsibility for certain administrative services.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation from the Fund for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. On December 31, 2008, the Fund held five percent or more of the outstanding voting securities of

Wanger USA 2008 Annual Report

Notes to Financial Statements, continued

one or more companies. Details of investments in those affiliated companies are presented in the Notes to the Statement of Investments on page 12.

During the year ended December 31, 2008, the Fund engaged in purchase and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $0 and $704,000, respectively.

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the year ended December 31, 2008. The Trust enters into this line of credit for one year durations. The Trust has already secured the line of credit for the entire year of 2009.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year Ended December 31, 2008	Year Ended December 31, 2007
Shares sold	3,920,844	5,698,486
Shares issued in reinvestment of dividend distributions	6,081,253	2,466,900
Less shares redeemed	(7,219,133)	(5,844,748)
Net increase in shares outstanding	2,782,964	2,320,638

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2008 were $301,596,753 and $410,825,926, respectively.

8.  Legal Proceedings

CWAM, Columbia Acorn Trust (another mutual fund family advised by CWAM), and the trustees of Colombia Acorn Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against the Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

Columbia Acorn Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that Columbia Acorn Trust and CWAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the fund's securities had occurred after foreign markets had closed but before the calculation of the funds' net asset value ("NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of the Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

Columbia Acorn Trust and CWAM intend to defend these suits vigorously. CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Fund.

Wanger USA 2008 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger USA,

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger USA (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 16, 2009

Wanger USA 2008 Annual Report

Excerpt from:

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

May 2008

Wanger USA 2008 Annual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the second year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn funds," "WAT funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the advisor to the Funds, has proposed that the Trusts continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2007 Evaluation

This is the third annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years. Last year's evaluation is referred to here as the "2007 Study."

Process and Independence

The objectives of the Order are to insure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, advisor profitability, and other information. The Board evaluated this information thoroughly. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the advisor.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in the 2007 Study. The Contract Committee gave particular emphasis to the issue of whether economies of scale were appropriately reflected in the Funds' fee schedules. The Board accepted and implemented several of the recommendations in this area contained in the 2007 Study.

Wanger USA 2008 Annual Report

My evaluation of the advisory contract was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisors. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels, as modified thereafter, in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic WAT Funds generally have achieved good to outstanding performance over the past five years. Wanger Select has, however, suffered a precipitous decline in ranking relative to its peers for the past year, and this trend merits the Trustees' continued attention. The international WAT Funds have relatively weaker relative long term records than do the domestic funds. All the WAT Funds, however, outperform their benchmarks, expose shareholders to less risk than competitors and achieve positive "alpha," a recognized measure of the added value of an investment manager.

2.  Management Fees relative to Peers. Management fees vary by WAT Fund, but, in general, the WAT Funds impose higher fees than competing funds. Wanger Select and Wanger USA in particular were ranked by both Lipper and Morningstar at or below the median, and therefore impose higher fees than do the majority of their competitors.

3.  Administrative Fees. The WAT Funds' administrative fees appear competitive in relation to their peers, and CWAM provides excellent administrative support for all the WAT Funds. There are clear advantages to retaining the advisor and its affiliates to perform these services. However, while economies of scale exist above current asset levels, the WAT Funds' administrative fee schedule provides no breakpoints.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the WAT Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the WAT Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and have increased dramatically in the past year. CWAM's affiliates report operating losses and therefore do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the WAT Funds.

6.  Profit Margins. CWAM's pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the WAT Funds get larger. The Board has recently imposed additional breakpoints for some of the WAT Funds that will result in greater sharing of economies of scale.

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Funds. Several areas merit comment.

  a.  Capacity. The WAT Funds have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

9.  Process. In my opinion, the process of negotiating an advisory contract for the WAT Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of Fund shareholders.

Wanger USA 2008 Annual Report

Recommendations

I believe the Trustees should:

1.  Consider the addition of breakpoints to the WAT administrative fee contract to reflect the economies of scale present in performing these services, and, in fashioning those breakpoints, to consider the efficiencies achieved by CWAM by supporting both Trusts with the same staff performing largely identical tasks.

2.  Focus their review on the WAT Funds' management fee levels in relation to their peers, in particular the fees paid by Wanger USA and Wanger Select.

3.  Monitor Wanger Select to ensure that its long term performance is sustained.

Robert P. Scales
May 27, 2008

Wanger USA 2008 Annual Report

Board Approval of the Advisory Agreement

Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, L.P. ("CWAM") under which CWAM manages the Columbia Wanger Family of Funds (the "Funds"). The trustees of the Trust, more than seventy five percent of whom have never been affiliated with CWAM (the "Independent Trustees"), oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for each Fund.

The Contract Committee of the board of trustees (the "Committee"), which is comprised of six Independent Trustees, makes recommendations to the board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full board of trustees determines whether to approve continuation of the Advisory Agreement. The board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, and meets at least quarterly with CWAM's portfolio managers.

In connection with their most recent consideration of the Advisory Agreement for each Fund, the Committee and all trustees received and reviewed a substantial amount of information provided by CWAM in response to requests from the Independent Trustees and their independent legal counsel. As they considered the Advisory Agreement, the Independent Trustees were advised by independent legal counsel. At each meeting where the Committee or the Independent Trustees considered the Advisory Agreement, they met with management and also met in separate executive session with their independent legal counsel.

The materials reviewed by the Committee and the trustees included, among other items, (i) information on the investment performance of each Fund and its peer groups and performance benchmarks, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee "breakpoints," (iii) data on sales and redemptions of Fund shares and (iv) information on the profitability to CWAM, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds. The trustees also considered other information such as (i) CWAM's financial condition, (ii) each Fund's investment objective and strategies, (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay for research products and services, (v) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and (vi) the economic outlook generally and for the mutual fund industry in particular. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation (the "Fee Evaluation") prepared by the Trust's chief compliance officer, who also serves as the Trust's "Senior Officer," as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. A summary of the Fee Evaluation is included in this report. Throughout the annual contract renewal process, the trustees had the opportunity to ask questions of and request additional materials from CWAM.

The Committee held meetings in May and June 2008 and reported its recommendations to the full board of trustees. On June 11, 2008, the board of trustees unanimously approved continuation through July 31, 2009 of (i) the Advisory Agreement and (ii) the Trust's administrative services agreement with CWAM (the "Administration Agreement"), as amended to reflect the recommendation of the Committee that, effective August 1, 2008, the Trust shall pay CWAM for its services under the agreement a fee accrued daily and paid monthly at the following annual rates, as a percentage of the Trust's aggregate average daily net assets: 0.05% on the first $4 billion; 0.04% on $4 - 6 billion; 0.03% on $6 - 8 billion; and 0.02% on assets over $8 billion.

In considering the continuation of the Advisory Agreement and the continuation of the amended Administration Agreement, the trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the trustees' determination to approve the continuation of the Advisory Agreement and the amended Administration Agreement are discussed separately below.

Nature, quality and extent of services. The trustees reviewed the nature, quality and extent of the services of CWAM and its affiliates to the Funds, taking into account the investment objective and strategy of each Fund and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Funds. The trustees also considered other services provided to the Funds by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services for the board of trustees and committees of the board; communicating with shareholders; serving as the Funds' administrator; and overseeing the activities of the Funds' other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to each Fund were appropriate and consistent with the terms of the Advisory Agreement and the Administration Agreement, and that the quality of those services had been consistent with or superior to quality norms in the industry. The trustees further concluded that the Funds were likely to benefit from the continued provision of those services by CWAM to the Funds. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and had demonstrated its continuing ability to attract and retain well qualified personnel.

Performance of the Funds. At various meetings of the board of trustees, the Committee and the investment performance committee of the board, the trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). On the domestic side, the trustees discussed how Wanger USA had exceeded its peer category average and beat its primary benchmark for the five year period, according to Morningstar, noting that Lipper's rankings of Wanger USA was somewhat lower than Morningstar's. Wanger Select had a particularly difficult performance year during 2007, which the trustees acknowledged. The trustees also reviewed the performance of the international Funds, discussing how both Wanger International and Wanger International Select continued to outperform their benchmarks over the five year period, but not the majority of their peer groups established by Lipper and Morningstar. During the annual contract renewal process, the trustees concluded that, although past performance is not necessarily indicative of future results, the Funds' strong overall longer-term performance record was an important factor in the their evaluation of the quality of services provided by CWAM under the Advisory Agreement.

Costs of Services and Profits Realized by CWAM. At various Committee and board of trustees meetings and other informal meetings, the trustees examined detailed information on the fees and expenses of each Fund in comparison to information for other comparable funds provided by Lipper and Morningstar. As noted in the Fee Evaluation, the contractual rates of investment advisory fees and the actual advisory fees paid by Wanger Select and Wanger USA were higher than the median advisory fee rates of their

Wanger USA 2008 Annual Report

respective peer groups. The trustees also considered the advisory fees of the Funds relative to those of the series of Columbia Acorn Trust ("Acorn"), a group of funds with similar investment strategies also overseen by the trustees and managed by CWAM. The trustees noted that the Funds' advisory fees were comparable to those of the Acorn funds.

The trustees reviewed the analysis of the profitability of CWAM in serving as each Fund's investment advisor and of CWAM and its affiliates in their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units, each of which was included in the Fee Evaluation. The trustees considered the methodology used by CWAM in determining compensation payable to portfolio managers and the competitive market for investment management talent. They discussed how profitability comparisons among fund managers are not very meaningful due to the small number of publicly owned managers, and how the profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and cost of capital.

The trustees also reviewed the advisory fees charged by CWAM for managing other investment companies, sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. CWAM's institutional separate account fees for various investment strategies were examined and in some cases those fees were higher than the advisory fees charged to the Funds, and in some instances the Funds' fees were higher. The trustees noted that CWAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal risks that it does not assume in servicing many of its other clients. Finally, as part of the annual contract renewal process, the trustees considered CWAM's financial condition.

In connection with their consideration of the Administration Agreement, and as recommended by the Committee and the Trust's Senior Officer, the Independent Trustees negotiated breakpoints in the fee schedule for administrative services that will reduce the fee for those services if the aggregate net assets of the Funds exceed $4 billion.

The trustees concluded that the rates of advisory fees and other compensation payable by the Funds to CWAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisors for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees also concluded that the Funds' estimated overall expense ratios were reasonable, considering the quality of services provided by CWAM and its affiliates and the investment performance of the Funds.

Economies of Scale. At various meetings throughout the annual contract renewal process, the trustees considered information about the extent to which CWAM realizes economies of scale in connection with the increase of Fund assets. The trustees noted that the advisory fee schedule for each Fund includes breakpoints in the rate of fees at various asset levels. The trustees discussed extensively the appropriateness of the recommendation of the Committee regarding the addition of further breakpoints to the fee schedule under the Administration Agreement. They noted that the Funds also share directly in economies of scale through lower charges by third party service providers based on the combined scale of all of the Funds. The trustees concluded that the current fee structure of each Fund, with the administration fee schedule changes recommended by the Contract Committee, was reasonable and reflective of a sharing between CWAM and the Funds of economies of scale.

Other Benefits to CWAM. The trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They noted that the Funds' transfer agent and distributor were each affiliates of CWAM and that the transfer agent received compensation from the Funds for services provided. The trustees considered ways, other than the services provided by CWAM and its affiliates pursuant to various agreements and the fees to be paid by each Fund therefor, that the Funds and CWAM may potentially benefit from their relationship with each other. At various Committee meetings, the trustees considered CWAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM, and determined that CWAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and guidance then in effect. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefit from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM. The trustees further determined that the success of any Fund could attract other business to CWAM or the Funds and that the success of CWAM could enhance its ability to serve the Funds.

After full consideration of the above factors, as well as other factors that were considered relevant in evaluating the Advisory Agreement, the trustees, including the Independent Trustees, concluded that the continuation of the Advisory Agreement and continuation of the Administration Agreement (as amended to reflect the new administration fee schedule), was in the best interest of each Fund. On June 11, 2008, the trustees approved continuation of the Advisory Agreement and the Administration Agreement, as so amended, through July 31, 2009.

Wanger USA 2008 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. Each trustee may serve a term of unlimited duration until the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.

The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, and other directorships they hold are shown below. Each trustee serves in such capacity for each of the four series of the Trust and each of the six series of Columbia Acorn Trust.

The business address of each trustee and officer of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe, Suite 3000, Chicago, Illinois 60606. The Fund's Statement of Additional Information includes additional information about the Fund's trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago, IL 60606
888-4-WANGER (888-492-6437)

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2008	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust:

Laura M. Born, 43, Trustee	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; formerly, Managing Director—Investment Banking, J.P. Morgan Chase & Co. (broker/ dealer) 1991-2007.	10	Columbia Acorn Trust.

Michelle L. Collins, 48, Trustee	2008	President, Cambium LLC, since 2007; Advisory Board Member, Svoboda Capital Partners LLC, since 2007; Managing Director Svoboda Capital Partners LLC, 1998-2006.	10	Columbia Acorn Trust; Molex, Inc. (electronics components manufacturer).

Maureen M. Culhane, 60, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment advisor) 2005-2007; Vice President (Consultant)—Strategic Relationship Management, Goldman Sachs AG, 1999-2005.	10	Columbia Acorn Trust.

Margaret Eisen, 55, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management), since 2003; Managing Director, CFA Institute, 2005-2008.	10	Columbia Acorn Trust; Antigenics, Inc. (biotechnology and pharmaceuticals).

Jerome Kahn, Jr., 74, Trustee	1987	Portfolio manager and stock analyst; formerly, President, William Harris Investors, Inc. (investment advisor).	10	Columbia Acorn Trust.

Steven N. Kaplan, 49, Trustee	1999	Neubauer Family Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business.	10	Columbia Acorn Trust; Morningstar, Inc. (provider of independent investment research).

David C. Kleinman, 73, Trustee	1972	Adjunct Professor of Strategic Management, University of Chicago Booth School of Business; business consultant.	10	Columbia Acorn Trust; Sonic Foundry, Inc. (rich media systems and software).

Wanger USA 2008 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2008	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Allan B. Muchin, 72, Trustee and Vice Chairman of the Board	1998	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	10	Columbia Acorn Trust.

Robert E. Nason, 72, Trustee and Chairman of the Board	1998	Consultant and private investor, since 1998; prior thereto, Chief Executive Officer, executive partner, and member of the Executive Committee, Grant Thornton, LLP (public accounting firm).	10	Columbia Acorn Trust.

James A. Star, 47, Trustee	2006	President, Longview Asset Management LLC (investment advisor), since 2003.	10	Columbia Acorn Trust; Traush Industries (privately-owned manufacturer of refrigeration parts and products).

John A. Wing, 73, Trustee	2002	Partner, Dancing Lion Partners (investment firm); prior thereto, Chairman of the Board and Chief Executive Officer, ABN-AMRO Inc. (formerly named The Chicago Corporation, a financial services firm), Chief Executive Officer, Market Liquidity Network, LLC, and Frank Wakely Gunsaulus Professor of Law and Finance and Chairman of the Center for the Study of Law and Financial Markets, Illinois Institute of Technology.	10	Columbia Acorn Trust; First Chicago Bank and Trust; First Chicago Bancorp.

Trustees who are interested persons of Wanger Advisors Trust:

Charles P. McQuaid, 55, Trustee and President (1)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; portfolio manager, CWAM or its predecessors, since 1995.	10	Columbia Acorn Trust.

Ralph Wanger, 74, Trustee (2)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003-September 2005.	10	Columbia Acorn Trust.

Officers of Wanger Advisors Trust:

Ben Andrews, 42, Vice President	2004	Portfolio manager and analyst, CWAM or its predecessors, since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	10	None.

Michael G. Clarke, 39, Assistant Treasurer	2004	Treasurer of certain Columbia Funds since June 2008; Deputy Treasurer of certain Columbia Funds since June 2008; Chief Accounting Officer and Assistant Treasurer, the Columbia Funds, October 2004 to May 2008; Director of Fund Administration, Columbia Management Advisors, LLC, since January 2006; Managing Director, Columbia Management Advisors, LLC, September 2004-December 2005; Vice President of Fund Administration, Columbia Management Advisors, LLC, June 2002-September 2004.	10	None.

Jeffrey Coleman, 39, Assistant Treasurer	2006	Director of Fund Administration, CWAM, since January 2006; Fund Controller, CWAM or its predecessors, October 2004-January 2006; Vice President, CDC IXIS Asset Management Services, Inc., August 2000-September 2004.	10	None.

Wanger USA 2008 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2008	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
J. Kevin Connaughton, 44, Assistant Treasurer	2001	President of certain Columbia Funds since January 2009; Treasurer and Chief Financial Officer, the Columbia Funds, since December 2000; Managing Director, Columbia Management Advisors, LLC, since April 2003; Treasurer and Chief Financial Officer of the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Treasurer, the Galaxy Funds, September 2002-November 2005; Senior Officer of various affiliated entities of Bank of America, including other registered and unregistered funds.	10	None.

P. Zachary Egan, 40, Vice President	2003	Director of International Research, CWAM or its predecessors, since December 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2003; portfolio manager and analyst, CWAM or its predecessors, since 1999.	10	None.

Peter T. Fariel, 51, Assistant Secretary	2006	Associate General Counsel, Bank of America Corporation, since April 2005; prior thereto, Partner, Goodwin Procter LLP (law firm).	10	None.

John Kunka, 38, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM or its predecessors, since May 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. (investment advisor), September 2005-May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None.

Joseph LaPalm, 38, Vice President	2006	Chief Compliance Officer, CWAM, since 2005; prior thereto, compliance officer, William Blair & Company (investment firm).	10	None.

Bruce H. Lauer, 51, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors, since April 2000; Vice President, Secretary and Treasurer, Columbia Acorn Trust and Wanger Advisors Trust, since 1995; Director, Wanger Investment Company PLC; Director, Banc of America Capital Management (Ireland) Ltd.; Director, Bank of America Global Liquidity Funds, PLC.	10	None.

Louis J. Mendes, 44, Vice President	2003	Portfolio manager and analyst, CWAM or its predecessors, since 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2003.	10	None.

Robert A. Mohn, 47, Vice President	1997	Director of Domestic Research, CWAM or its predecessors, since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and analyst, CWAM or its predecessors, since August 1992.	10	None.

Christopher Olson, 44, Vice President	2001	Portfolio manager and analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2001.	10	None.

Robert P. Scales, 56, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004; prior thereto, Associate General Counsel, Grant Thornton LLP (public accounting firm).	10	None.

Linda Roth-Wiszowaty, 39, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	10	None.

(1)  Mr. McQuaid is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940 because he is an officer of the Trust and of CWAM.

(2)  Mr. Wanger is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940 because he owns securities issued by a controlling person of CWAM.

Wanger USA 2008 Annual Report

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Wanger USA 2008 Annual Report

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Wanger USA 2008 Annual Report

Wanger Advisors Trust

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Advisor

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel

Bell, Boyd & Lloyd LLP
Chicago, Illinois

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Wanger Funds

0L2568A

SHC-42/4937-1208 09/72703

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that David C. Kleinman, Robert E. Nason and John A. Wing, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Kleinman, Mr. Nason and Mr. Wing are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2008 and December 31, 2007 are approximately as follows:

2008	2007
$91,500	$88,800

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2008 and December 31, 2007 are approximately as follows:

2008	2007
$7,000	$12,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2008 and 2007, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing.

During the fiscal years ended December 31, 2008 and December 31, 2007, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2008 and December 31, 2007 are approximately as follows:

2008	2007
$14,600	$15,800

Tax Fees incurred in both fiscal years 2008 and 2007 relate to the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2008 and December 31, 2007, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2008 and December 31, 2007 are as follows:

2008	2007
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2008 and December 31, 2007 are approximately as follows:

2008	2007
$136,100	$130,000

In both fiscal years 2008 and 2007, All Other Fees consist of professional services rendered for internal control reviews of the registrant’s transfer agent.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant’s Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”) and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”).  A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee’s regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2008 and December 31, 2007 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2008 and December 31, 2007 are approximately as follows:

2008	2007
$157,700	$157,800

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Wanger Advisors Trust

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	February 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	February 25, 2009

By (Signature and Title)	/s/ Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date	February 25, 2009